                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934



    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                             GRAY COMMUNICATIONS SYSTEMS, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                       GRAY COMMUNICATIONS SYSTEMS, INC.
                                  P.O. BOX 48
                           ALBANY, GEORGIA 31702-0048

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------


    The 1996 Annual Meeting of Shareholders of Gray Communications Systems, Inc. (the "Company") will be held at The Peachtree Insurance Center, The Executive Board Room, 5th Floor, 4370 Peachtree Road, N.E., Atlanta, GA, on the 3rd day of September, 1996 at 9:30 a.m. local time for the following purposes:


    (1) To elect eight directors to hold office until their respective successors have been duly elected and qualified;

    (2) To consider and take action upon a proposal to adopt and approve Articles of Amendment to the Company's Articles of Incorporation (the "Amendment") to (a) increase the voting rights of the Class A Common Stock of no par value such that the Class A Common Stock shall have 10 votes per share on each matter that is submitted to shareholders for approval, (b) redesignate the presently authorized Class B Common Stock of no par value with no voting rights, such that the Class B Common Stock of no par value shall have one vote per share on each matter that is submitted to shareholders for approval and shall have certain rights as described herein and (c) increase the authorized number of shares of the Company's capital stock to 50,000,000 shares designating 15,000,000 shares as Class A Common Stock of no par value; 15,000,000 shares as Class B Common Stock of no par value and 20,000,000 shares as Preferred Stock;

    (3) To consider and take action upon a proposal to amend the Company's Bylaws to permit an increase of the voting rights of the Class A Common Stock to 10 votes per share;

    (4) To consider and take action upon a proposal to amend the Company's 1992 Long Term Incentive Plan for certain employees of the Company and its subsidiaries to provide for the issuance thereunder of shares of Class B Common Stock in addition to shares of Class A Common Stock;

    (5) To approve the issuance to Bull Run Corporation of warrants to purchase 487,500 shares of Class A Common Stock;

    (6) To approve the issuance to Bull Run Corporation of warrants to purchase 500,000 shares of Class A Common Stock;

    (7) To ratify the Board of Directors' approval of an amendment to the Company's non-qualified stock option plan for non-employee directors of the Company;

    (8) To approve the appointment of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 1996; and

    (9) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


    Only holders of record of Class A Common Stock at the close of business on July 19, 1996 will be entitled to notice of and to vote at this meeting or any adjournment or adjournments thereof. The transfer books of the Company will not be closed.


    IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THIS MEETING IN ORDER THAT THE PRESENCE OF A QUORUM BE ASSURED. ENCLOSED IS A FORM OF PROXY WHICH, IF YOU DO NOT EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO SIGN AND FORWARD TO THE SECRETARY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors
                                          Robert A. Beizer, SECRETARY


August 14, 1996

                       GRAY COMMUNICATIONS SYSTEMS, INC.
                                  P.O. BOX 48
                           ALBANY, GEORGIA 31702-0048

                            ------------------------


                                PROXY STATEMENT
        FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 3, 1996


                            ------------------------

                     SOLICITATION AND REVOCABILITY OF PROXY


    The enclosed proxy is solicited by the Board of Directors of Gray Communications Systems, Inc. (the "Company") in connection with the Annual
Meeting of Shareholders to be held at The Peachtree Insurance Center, The Executive Board Room, 5th Floor, 4370 Peachtree Road, N.E., Atlanta, GA on the 3rd day of September, 1996 at 9:30 a.m., local time, and at any adjournments thereof.



    The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is August 14, 1996.



    You are requested to sign and complete the enclosed proxy and return it in the enclosed envelope. Any person giving this proxy has the power to revoke it at any time before it is exercised by delivering to the Company a written instrument revoking it or a duly executed proxy bearing a later date. The proxy will also be revoked if the person or persons executing it shall be present at the meeting and elect to vote in person. If the proxy is not revoked or suspended, the shares represented by the proxy will be voted as specified at the meeting. All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company listed herein and for approval of the proposals stated in the accompanying Notice and described herein.


    The Board of Directors is not aware of any matter that may come before the meeting other than the proposals stated in the accompanying Notice and as described herein. No director has informed management that he intends to oppose any action to be taken at the meeting. If any other matter is properly presented at the meeting for action, the individuals named in the proxy will have discretionary authority to vote on such matter.


    The cost of soliciting proxies will be borne by the Company, which may reimburse brokers and others for their expenses incurred in obtaining voting instructions from beneficial owners of Class A Common Stock, no par value (the "Class A Common Stock"), of the Company held of record by such brokers and others.


                           OUTSTANDING CAPITAL STOCK


    The record date for shareholders entitled to vote at the meeting is the close of business on July 19, 1996. At the close of business on that date, the Company had issued and outstanding 4,710,293 shares of Class A Common Stock, which constitute the only voting securities of the Company.


                               QUORUM AND VOTING

    Only owners of record of shares of the Class A Common Stock at the close of business on the record date will be entitled to vote at this meeting. Each owner of record on the record date is entitled to one vote for each share of Class A Common Stock so held. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Class A Common Stock shall constitute a quorum at the meeting of shareholders. Shares represented by proxies that withhold authority to vote for a nominee for director or indicate an abstention or a "broker non-vote" (i.e., shares represented at the meeting held by brokers or shareholder nominees as to which (i) instructions have not been received from the beneficial owners thereof or persons entitled to vote such shares and (ii) the broker or nominee does not have the discretionary voting power on a particular matter with respect to such shares) will count as shares present and entitled to vote for purposes of determining the presence of a quorum. Except for the approval of the Amendment and the amendment to the Bylaws, which must be approved by the holders of a majority of the outstanding shares, and except with respect to the election of directors, which is by a plurality of votes cast, each of the matters being submitted to shareholder vote will be approved if a quorum is present in person or by proxy and a majority of the votes cast on a particular matter are cast in favor of that matter. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.


                             ELECTION OF DIRECTORS
                                   (ITEM ONE)

    One of the purposes of the meeting is the annual election of directors. It is intended that the shares represented by the enclosed proxy will be voted for the election of the eight nominees for director named in this section unless otherwise specified. Directors will be elected by a plurality of the votes cast. The eight director nominees listed below, all of whom currently serve as directors, have been nominated to serve as directors until the next annual election of directors and until their respective successors are duly elected and qualified. If any nominee for director should become unavailable, which is not anticipated, it is intended that such shares subject to proxy will be voted for such substitute nominees as may be nominated by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL THE NOMINEES.

NOMINEES

    Set forth below is certain information with respect to the nominees.

RICHARD L. BOGER                              DIRECTOR SINCE 1991       AGE: 49

    Richard L. Boger has been President and Chief Executive Officer of Export Insurance Services, Inc., an insurance company, and a director of CornerCap Group of Funds, a "Series" investment company since prior to 1991. Mr. Boger is a member of the Executive Committee and Management Personnel Committee of the Board of Directors.

RALPH W. GABBARD                              DIRECTOR SINCE 1995       AGE: 50

    Ralph W. Gabbard has been President of the Company since December 1, 1995. Mr. Gabbard served as a Vice President of the Company and as President and Chief Operating Officer of the Company's broadcast operations from September 2, 1994 until his election as President of the Company. He was President and General Manager of Kentucky Central Television, Inc. from 1982 to 1994. Mr. Gabbard is Chairman of the National Association of Broadcasters Television Board of Directors and Chairman of the CBS Affiliates Advisory Board. Mr. Gabbard is a member of the Executive Committee.

HILTON H. HOWELL, JR.                         DIRECTOR SINCE 1993       AGE: 34

    Hilton H. Howell, Jr. has been President and Chief Executive Officer of Atlantic American Corporation, an insurance holding company, since May 1995. He has been Executive Vice President of Delta Life Insurance Company and Delta Fire and Casualty Insurance Company since 1994, and Executive Vice President of Atlantic American Life Insurance Company, Bankers Fidelity Life Insurance Company and Georgia Casualty & Surety Company since 1992. In addition, since 1994, he has served as Vice President and Secretary of Bull Run Corporation, a designer and manufacturer of dot matrix printers. He is also a director of the following corporations: Bull Run Corporation, Atlantic American Corporation, Atlantic American Life Insurance Company, Bankers Fidelity Life Insurance Company, Delta Life Insurance Company, Delta Fire and Casualty Insurance Company, Georgia Casualty & Surety Company, American Southern Insurance Company and American Safety Insurance Company. From 1989 to 1991, Mr. Howell practiced law in Houston, Texas with the law firm of Liddell, Sapp, Zivley, Hill & LaBoon. Mr. Howell is a member of the Audit Committee. He is the son-in-law of J. Mack Robinson.


WILLIAM E. MAYHER, III                        DIRECTOR SINCE 1990       AGE: 57

    William E. Mayher, III has been a neurosurgeon in Albany, Georgia since prior to 1991. Dr. Mayher is a member of the Executive Committee and has served as Chairman of the Board of Directors since August 1993.

HOWELL W. NEWTON                              DIRECTOR SINCE 1991       AGE: 49

    Howell W. Newton has been President and Treasurer of Trio Manufacturing Co., a textile manufacturing company, since prior to 1991. Mr. Newton is a member of the Audit Committee.


HUGH NORTON                                   DIRECTOR SINCE 1987       AGE: 64

    Hugh Norton has been President of Norco, Inc., an insurance agency, since prior to 1991.


ROBERT S. PRATHER, JR.                        DIRECTOR SINCE 1993       AGE: 51

    Robert S. Prather, Jr. has been President and Chief Executive Officer of Bull Run Corporation since July 1992 and a Director of Bull Run Corporation since 1992. Prior to that time, he was President and Chief Executive Officer of Phoenix Corporation, a steel service center. He is a member of the Executive Committee and Management Personnel Committee.


J. MACK ROBINSON                              DIRECTOR SINCE 1993       AGE: 73

    J. Mack Robinson has been Chairman of the Board of Bull Run Corporation since March 1994, Chairman of the Board and President of Delta Life Insurance Company and Delta Fire and Casualty Insurance Company since 1958, President of Atlantic American Corporation, an insurance holding company, from 1974 until 1995 and Chairman of the Board of Atlantic American Corporation since 1974. He is also a director of the following corporations: Bull Run Corporation, Atlantic American Corporation, Atlantic American Life Insurance Company, Bankers Fidelity Life Insurance Company, Delta Life Insurance Company, Delta Fire and Casualty
Insurance Company, Georgia Casualty & Surety Company, American Southern Insurance Company, and American Safety Insurance Company and director emeritus of Wachovia Corporation. Mr. Robinson is a member of the Executive Committee and Management Personnel Committee. Mr. Robinson is the father-in-law of Hilton H. Howell, Jr.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND OTHER PRINCIPAL HOLDERS OF THE COMPANY'S VOTING SECURITIES

    The following table sets forth certain information regarding the ownership of Class A Common Stock as of June 15, 1996 by (i) any person who is known to the Company to be the beneficial owner of more than five percent of the Class A Common Stock of the Company, (ii) all directors, (iii) all named executive officers and (iv) all directors and executive officers as a group.


                                            SHARES
       NAME AND ADDRESS OF               BENEFICIALLY         PERCENT OF
         BENEFICIAL OWNER                    OWNED              CLASS
- - ----------------------------------       ------------         ----------
Bull Run Corporation (1)             1,211,590                   27.1%
George H. Nader (2)                    240,899                    5.4%
Ralph W. Gabbard                           918                   *
William A. Fielder III (3)               8,563                   *
Sabra H. Cowart                            195                   *
Robert A. Beizer                        --                       *
Thomas J. Stultz                         1,500                   *
Joseph A. Carriere                         594                   *
William E. Mayher III (3)               16,500                   *
Richard L. Boger (3)                    24,150                   *
Hilton H. Howell, Jr. (3)(4)(5)(6)   1,280,740                   28.6%
Howell W. Newton (3)                     9,250                   *
Hugh Norton (3)                         16,500                   *
Robert S. Prather, Jr. (3)(4)(7)     1,242,340                   27.8%
J. Mack Robinson (3)(4)(6)(8)        2,003,530                   44.8%
John T. Williams (9)                    78,752                    1.8%
All directors and executive          2,260,352(4)-(8),
 officers as a group (14 persons)             (10)               49.9%


- - ------------------------
 *  Less than 1%


(1) Owned by Bull Run Corporation through its wholly-owned subsidiary, Datasouth Computer Corporation. Does not include warrants subject to shareholder approval. See "Issuance of Warrants to Bull Run Corporation (Item Five)" and "Issuance of Additional Warrants to Bull Run Corporation (Item Six)." The address of Bull Run Corporation is 4370 Peachtree Road, N.E., Atlanta, Georgia 30319.


(2) Mr. Nader's address is P.O. Box 271, 1011 Fifth Avenue, West Point, Georgia 31833.

(3) Includes 7,500 currently exercisable options.


(4) Includes 1,211,590 shares owned by Bull Run Corporation as described in footnote (1) above, because Messrs. Howell, Prather and Robinson are directors and officers of Bull Run Corporation and Messrs. Prather and Robinson are principal shareholders of Bull Run Corporation and, as such, may be deemed to have the right to vote or dispose of such shares. Each of Messrs. Howell, Prather and Robinson disclaims beneficial ownership of the shares owned by Bull Run Corporation.


(5) Includes 39,050 shares owned by Mr. Howell's wife, as to which shares Mr. Howell disclaims beneficial ownership. Excludes 63,000 shares held in trust for Mr. Howell's wife.

(6) Excludes as to Mr. Howell, and includes as to Mr. Robinson, an aggregate of 297,540 shares owned by certain companies of which Mr. Howell is an officer and director and Mr. Robinson is an officer, director and a principal or sole shareholder.

(7) Includes 150 shares owned by Mr. Prather's wife, as to which shares Mr. Prather disclaims beneficial ownership.
(8) Includes an aggregate of 256,650 shares owned by Mr. Robinson's wife directly and as trustee for their daughters, as to which shares Mr. Robinson disclaims beneficial ownership. Mr. Robinson's address is 4370 Peachtree Road, N.E., Atlanta, Georgia 30319.

(9) Mr. Williams resigned his position as President and Chief Executive Officer of the Company effective December 1, 1995.

(10) Includes 60,000 shares subject to current options.

EXECUTIVE OFFICERS

    Set forth below is certain information with respect to the executive officers of the Company:

    Robert A. Beizer, age 56, was appointed Vice President for Law and Development and Secretary in February 1996. From June 1994 to February 1996, he was of counsel to Venable, Baetjer, Howard & Civiletti, a law firm, in its regulatory and legislative practice group. From 1990 to 1994, Mr. Beizer was a partner at the law firm of Sidley & Austin and was head of its communications practice group in Washington, D.C. He is a past president of the Federal Communications Bar Association and a member of the ABA House of Delegates.

    Joseph A. Carriere, age 62, was appointed Vice President -- Corporate Sales in February 1996. From November 1994, until his appointment as Vice President he served as President and General Manager of KTVE Inc., a subsidiary of the Company. Prior to joining the Company in 1994, Mr. Carriere was employed by Withers Broadcasting Company of Colorado as General Manager from 1991 to 1994. He has served as a past chairman of the CBS Advisory Board and the National Association of Broadcasters.

    Sabra H. Cowart, age 29, joined the Company in March 1994 as corporate accounting manager. In April 1995, she was appointed Controller and Chief
Accounting Officer of the Company and in February 1996, she was appointed Assistant Secretary of the Company. Prior to joining the Company, Ms. Cowart was employed from 1989 to 1994 by Deloitte & Touche LLP, an accounting firm.

    William A. Fielder, III, age 37, was appointed Controller of the Company in April 1991 and appointed Vice President and Chief Financial Officer of the Company in August 1993. Prior to being appointed as Controller in April 1991, he was employed by Ernst & Young LLP, the independent auditors for the Company.

    Ralph W. Gabbard, age 50, has served as President and Director of the Company since December 1, 1995. For additional information regarding Mr. Gabbard, see "Election of Directors."

    Thomas J. Stultz, age 44, was appointed Vice President of the Company and was appointed President of the Company's publishing division in February 1996. Prior to joining the Company, he was employed by Multimedia Newspaper Company, a division of Multimedia, Inc. where he served as Vice President from 1990 to 1995.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the directors, executive officers and persons who own more than ten percent of a registered class of a company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership (Form 3) and reports of changes in ownership (Forms 4 and 5) of such class of equity securities. Officers, directors and greater than ten percent shareholders of the Company are required by SEC regulation to furnish the Company with copies of all such Section 16(a) reports that they file.


    To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 1995, all
Section 16(a) filing requirements applicable to its officers, directors and ten percent beneficial owners were met, except for John T. Williams' inadvertent failure to file Forms 4 for three stock awards made by the Company under his employment agreement. These awards of 37,500, 37,500 and 75,000 shares of Class A Common Stock were made on January 24, March 2 and March 14, 1995, respectively. Mr. Williams also inadvertently failed to file a Form 4 disclosing the sale of 75,000 shares of Class A Common Stock which occurred in December 1995. These transactions were reported on his Form 5 filed timely in February 1996. Additionally, Ralph W. Gabbard inadvertently failed to file timely a Form 4 regarding the purchase of 150 shares of Class A Common Stock in 1995. This transaction was reported on his Form 5 filed in February 1996. Mr. Gabbard also inadvertently failed to file timely a Form 3 in 1994 upon appointment as an officer of the Company to report 300 shares of Class A Common Stock owned by him prior to that election.

DIRECTORS COMMITTEES AND MEETINGS

    Six meetings of the Board of Directors were held during the Company's last fiscal year. Each director of the Company attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of committees of the Board of Directors of which he was a member, during the period he served during the year ended December 31, 1995. In addition to the Executive Committee, the Board of Directors has a Management Personnel Committee and an Audit Committee. The Audit Committee is comprised of Messrs. Newton and Howell. The functions performed by the Audit Committee include review of the affairs of the Company with its independent auditors in determining whether in the professional opinion of such auditors, the accounts are currently and accurately kept and the condition of the Company corresponds therewith, as well as whether officers and employees of the Company have provided adequate cooperation and assistance to the Company's independent auditors for the purpose of making its determination. It held one meeting during 1995.

    The Management Personnel Committee is comprised of Messrs. Boger, Prather and Robinson. Among its functions is to make recommendations with respect to executive salaries, bonuses and compensation and to serve as the nominating committee with respect to the principal officers and other committees of the Board of Directors, as well as making nominations respecting membership of the Board of Directors of the Company. The Management Personnel Committee will consider recommendations for nominees for directorship submitted by shareholders. Shareholders wishing to recommend director candidates for consideration by the Management Personnel Committee may do so by writing to the Secretary of the Company, giving the candidate's name, biographical data and qualifications. The Management Personnel Committee met four times during the year ended December 31, 1995.

DIRECTOR'S COMPENSATION


    Directors who are not employed by the Company receive an annual fee of $6,000. Non-employee directors are paid $500 for attendance at meetings of the Board of Directors and $500 for attendance at meetings of Committees of the Board. Committee chairmen, not employed by the Company, receive an additional fee of $800 for each meeting they attend. Any outside director who serves as Chairman of the Board receives an annual retainer of $12,000. Outside directors are paid 40% of the usual fee arrangement for attending any special meeting of the Board of Directors or any Committee thereof conducted by telephone.



    In addition, the Company has a Non-Qualified Stock Option Plan for non-employee directors that currently provides for the annual grant of options to purchase up to 7,500 shares of Class A Common Stock at a price per share approximating the recent market price at the time of grant. Such options are exercisable until the end of the first month following the close of the Company's fiscal year. The Company, subject to approval by the Company's shareholders, intends to amend such Non-Qualified Stock Option Plan to provide for the issuance of Class B Common Stock, no par value (the "Class B Common Stock"), of the Company in lieu of Class A Common Stock. See "Amendment to the Non-Qualified Stock Option Plan for the Non-Employee Directors of the Company (Item Seven)."

                             EXECUTIVE COMPENSATION

    The following table sets forth a summary of the compensation of the Company's President, its former Chief Executive Officer and the other executive officers whose annual compensation exceeded $100,000 during the year ended December 31, 1995 ("named executives"). John T. Williams resigned as President, Chief Executive Officer and director and was replaced by Ralph W. Gabbard effective December 1, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM COMPENSATION
                                                                   ---------------------------------
                                                                                AWARDS
                                                                   ---------------------------------
                                      ANNUAL COMPENSATION                             SECURITIES
                               ----------------------------------    RESTRICTED       UNDERLYING         ALL OTHER
 NAME AND PRINCIPAL POSITION       YEAR       SALARY      BONUS     STOCK AWARDS   OPTIONS SARS (#)     COMPENSATION
- - -----------------------------  ------------  ---------  ---------  --------------  -----------------  ----------------
John T. Williams,                   1995     $ 285,000  $  --      $ 2,081,250(2)         --           $   606,266(3)
 Former President, Chief            1994       286,867     71,910        --               --                 2,112(4)
 Executive Officer                  1993       258,400    112,500        --               --                 1,950(4)
 and Director (1)

Ralph W. Gabbard,                   1995(5)    261,000    150,000        --               15,000            12,628(6)
 President and Director             1994        77,000    118,941        --               30,509         1,200,000(7)
                                    1993(8)     --         --            --               --                 --

William A. Fielder, III,            1995       105,000     22,050        --                3,000             9,188(9)
 Vice President and Chief           1994        95,000     --            --               --                 6,055(10)
 Financial Officer                  1993        88,161     --            --                7,500             6,040(11)

Joseph A. Carriere,                 1995       115,000     65,922        --                3,750               878(4)
 Vice President                     1994(12)     6,635     --            --               --                 --
 Corporate Sales                    1993(8)     --         --            --               --                 --

- - --------------------------
(1) Mr. Williams resigned his position as President, Chief Executive Officer and director of the Company effective December 1, 1995.

(2) Pursuant to Mr. Williams' employment agreement, Mr. Williams received three restricted stock awards (the "Common Stock Award") from the Company aggregating 150,000 shares of Class A Common Stock in 1995. In connection with Mr. Williams' resignation from the Company, the Company removed the restrictions on the Common Stock Award in December 1995 and the shares subject to such Common Stock Award became fully vested.

(3) Upon  Mr.  Williams' resignation,  the  Company entered  into  a  separation agreement dated December 1, 1995 (the "Separation Agreement"), which provided, among other things, for the payment of $596,000 over a two-year period ending November 1997 as consideration for consulting services, his resignation and certain non-compete and confidentiality agreements. $3,415, $2,117 and $4,734 represent payments by the Company for matching contributions to the 401(k) plan, term life insurance premiums and long term disability premiums, respectively. The Company expensed the entire $596,000 in 1995.

(4) Represents payments by the Company for term life insurance premiums.

(5) Mr. Gabbard was elected President and a director of the Company in December 1995. Prior to this election he served as Vice President of the Company and President and Chief Operating Officer of the Company's broadcast operations from September 2, 1994 to December 1995.

(6) $3,750, $2,736 and $6,142 represent payments by the Company for matching contributions to the 401(k) plan, term life insurance premiums and long term disability premiums, respectively.

(7) Mr. Gabbard has an employment agreement with the Company which provides him 122,034 shares of Class A Common Stock if his employment with the Company continues until September 1999. The Company will recognize approximately $1.2 million of compensation expense for this award over the five-year period. Approximately $80,000 and $240,000 of expense was recorded in 1994 and 1995, respectively.

(8) Not employed by the Company during this year.

(9) $5,765, $2,406, $378 and $639 represent payments or accruals by the Company for supplemental retirement benefits, matching contributions to the 401(k) plan, term life insurance premiums and long term disability premiums, respectively.

(10)  $5,717  and  $338  represent  payments  or  accruals  by  the  Company for
    supplemental  retirement  benefits   and  term   life  insurance   premiums,
    respectively.

(11)  $5,700  and  $340  represent  payments  or  accruals  by  the  Company for
    supplemental  retirement  benefits   and  term   life  insurance   premiums,
    respectively.


(12) Mr. Carriere joined the Company in November 1994 as President and General Manager of KTVE Inc.


STOCK OPTIONS GRANTED

    The following table contains information on stock options granted to the Company's President and the named executives during the year ended December 31, 1995. Under the Company's 1992 Long Term Incentive Plan (the "Incentive Plan") all officers and key employees are eligible for grants of stock options and other stock-based awards. Options granted are exercisable over a three-year period beginning on the second anniversary of the grant date and expire one month after termination of employment. The total number of shares of Class A Common Stock issuable under the Incentive Plan is not to exceed 600,000 shares, subject to adjustment in the event of any change in the outstanding shares of such stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or other similar changes generally affecting shareholders of the Company.

    The Incentive Plan is administered by the members of the Management Personnel Committee of the Board of Directors (the "Committee") who are not eligible for selection as participants under the Incentive Plan. The Incentive Plan is intended to provide additional incentives and motivation for the Company's employees. The Committee, by majority action thereof, is authorized in its sole discretion to determine the individuals to whom the benefits will be granted, the type and amount of such benefits and the terms thereof; and to prescribe, amend and rescind rules and regulations relating to the Incentive Plan, among other things.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF STOCK
                              NUMBER OF         % OF TOTAL                                    PRICE APPRECIATION FOR
                             SECURITIES     OPTIONS GRANTED TO   EXERCISE OF                      OPTION TERM (1)
                             UNDERLYING        EMPLOYEES IN      BASE PRICE    EXPIRATION    -------------------------
          NAME             OPTIONS GRANTED     FISCAL YEAR        ($/SHARE)       DATE        5% ($)          10% ($)
- - -------------------------  ---------------  ------------------   -----------   -----------   ---------       ---------
Ralph W. Gabbard                 15,000             25.8%        $    13.33       3/30/00    $  55,242       $ 122,071
William A. Fielder III            3,000              5.2%        $    13.33       3/30/00    $  11,048       $  24,414
Joesph A. Carriere                3,750              6.5%        $    13.33       3/30/00    $  13,811       $  30,518

- - ------------------------
(1) Amounts reported in these columns represent amounts that may be realized upon exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Class A Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Class A Common Stock holdings are dependent on the timing of such exercise and the future performance of the Class A Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

STOCK OPTIONS EXERCISED

    The following table sets forth information about unexercised stock options held by the named executives. No stock options were exercised by such officers during 1995.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                 VALUE OF UNEXERCISED
                               NUMBER OF UNEXERCISED                 IN-THE-MONEY
                                 OPTIONS AT FY END                 OPTIONS AT FY END
          NAME             (#) EXERCISABLE/UNEXERCISABLE   ($) EXERCISABLE/UNEXERCISABLE (1)
- - -------------------------  -----------------------------   ---------------------------------
Ralph W. Gabbard                       0/45,509                              $0/$318,553
William A. Fielder III              7,500/3,000                          $61,562/$13,625
Joseph A. Carriere                      0/3,750                               $0/$17,031

- - ------------------------
(1) Closing price of the Class A Common Stock at December 31, 1995 was $17 7/8 per share.

SUPPLEMENTAL PENSION PLAN

    The Company has entered into agreements with certain key employees to provide these employees with supplemental retirement benefits. The benefits are disbursed after retirement in contractually predetermined payments of equal monthly amounts over the employee's life, or the life of a surviving eligible spouse, for a maximum of 15 years. The Company maintains life insurance coverage on these individuals in adequate amounts to fund the agreements.

RETIREMENT PLAN


    The Company sponsors a defined benefit pension plan, intended to be tax qualified, for certain of its employees and the employees of any of its subsidiaries which have been designated as participating companies under the plan. A participating employee who retires on or after attaining age 65 and who has completed five years of service upon retirement may be eligible to receive during his lifetime, in the form of monthly payments, an annual pension equal to
(i) 22% of the employee's average earnings for the highest five consecutive years during the employee's final 10 years of employment multiplied by a factor, the numerator of which is the employee's years of service credited under the plan before 1994 and the denominator of which is the greater of 25 or the years of service credited under the plan, plus (ii) .9% of the employee's monthly average earnings for the highest five consecutive years in the employee's final ten years of employment added to .6% of monthly average earnings in excess of Social Security covered compensation, and multiplied by the employee's years of service credited under the plan after 1993, with a maximum of 25 years minus years of service credited under (i) above. For participants as of December 31, 1993, there is a minimum benefit equal to the projected benefit under (i) at that time. For purposes of illustration, pensions estimated to be payable upon retirement of participating employees in specified salary classifications are shown in the following table:

                               PENSION PLAN TABLE

                                                                          YEARS OF SERVICE
                                                  ----------------------------------------------------------------
REMUNERATION (1)                                     10         15         20         25         30         35
- - ------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
$ 15,000........................................  $   1,326  $   1,986  $   2,646  $   3,306  $   3,300  $   3,300
  25,000........................................      2,210      3,310      4,410      5,510      5,500      5,500
  50,000........................................      4,709      6,909      9,109     11,309     11,000     11,000
  75,000........................................      7,219     10,519     13,819     17,119     16,500     16,500
 100,000........................................      9,729     14,129     18,529     22,929     22,000     22,000
 150,000........................................     14,749     21,349     27,949     34,549     33,000     33,000
 200,000........................................     18,269     27,069     35,869     44,669     41,067     41,486
 250,000 and above..............................     19,622     29,268     38,914     48,560     45,014     45,473

- - ------------------------
(1) Five-year average annual compensation.

    Employees may become participants in the plan, provided that they have attained age 21 and have completed one year of service. Average earnings are based upon the salary paid to a participating employee by a participating company. Pension compensation for a particular year as used for the calculation of retirement benefits includes salaries, overtime pay, commissions and incentive payments received during the year and the employee's contribution to the Capital Accumulation Plan (as defined). Pension compensation for 1995 differs from compensation reported in the Summary Compensation Table in that pension compensation includes any annual incentive awards received in 1995 for services in 1994 rather than the incentive awards paid in 1996 for services in 1995. The maximum annual compensation considered for pension benefits under the plan in 1995 was $150,000.

    As of December 31, 1995, full years of actual credited service in this plan are Mr. Williams -- 3 years; Mr. Fielder -- 4 years; and Mr. Carriere -- 1 year. Mr. Gabbard had no full years of credited service under the plan at December 31, 1995.

CAPITAL ACCUMULATION PLAN


    Effective October 1, 1994, the Company adopted the Gray Communications Systems, Inc. Capital Accumulation Plan (the "Capital Accumulation Plan") for the purpose of providing additional retirement benefits for substantially all employees. The Capital Accumulation Plan is intended to meet the requirements of
Section 401(k) of the Internal Revenue Code of 1986 (the "Code").



    Contributions to the Capital Accumulation Plan are made by the employees of the Company. The Company matches a percentage of each employee's contribution which does not exceed 6% of the employee's gross pay. The percentage match is made with a contribution of Class A Common Stock, and is declared by the Board of Directors before the beginning of each Capital Accumulation Plan year. The percentage match declared for the year ended December 31, 1995 was 50%. The Company's matching contributions vest based upon an employee's number of years of service, over a period not to exceed five years. The Company has registered 150,000 shares of Class A Common Stock for issuance to the Capital Accumulation Plan.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

    In 1995, pursuant to Mr. Williams' employment agreement, Mr. Williams received the Common Stock Award. In December 1995, Mr. Williams resigned his position as President, Chief Executive Officer and director of the Company. Upon his resignation, the Company entered into the Separation Agreement with Mr. Williams which provides for the payment of $596,000 over a two-year period ending November 1, 1997 as consideration for Mr. Williams' agreement to (i) resign from the Company and terminate his employment agreement, (ii) be available as a consultant to the Company from December 1, 1995 until November 30, 1997 and (iii) not compete with the Company's business and to keep all information regarding the Company confidential while he is available as a consultant. In addition, under the Separation Agreement, Mr. Williams is to receive health and life insurance coverage with premiums paid by the Company while he is a consultant. Finally, the Separation Agreement provides that the restrictions on the Common Stock Award were removed and such Common Stock Award became fully vested.


    Ralph W. Gabbard and the Company entered into an employment agreement dated September 3, 1994, for a five year term. The agreement provides for annual compensation of $250,000 during the term of the agreement (subject to yearly inflation adjustment) and entitled Mr. Gabbard to certain fringe benefits. In addition to his annual compensation, Mr. Gabbard was entitled to participate in an annual incentive compensation plan and the Incentive Plan. Under the annual incentive compensation plan, Mr. Gabbard was eligible to receive additional compensation if the operating profits of the broadcasting group of the Company reached or exceeded certain goals. Under the Incentive Plan, Mr. Gabbard has received non-qualified stock options to purchase 45,509 shares of Class A Common Stock. These options are exercisable over a three-year period beginning September 1996. The exercise price for such options is $9.66. Upon the fifth anniversary of Mr. Gabbard's employment with the Company, Mr. Gabbard shall receive 122,034 shares of Class A Common Stock. Mr. Gabbard has agreed that during the term of his agreement and for two years thereafter, he will be subject to certain non-competition provisions.



    In February 1996, the Board of Directors approved an amendment to Mr. Gabbard's employment agreement to increase Mr. Gabbard's base salary from $250,000 to $300,000, effective January 1, 1996 and to establish a new annual compensation plan (the "Annual Compensation Plan") to be based upon the achievement by the Company of certain operating profit, the amount of which is to be established by the Board of Directors. Under the Annual Compensation Plan, if the Company achieves the targeted amount of operating profit in any given year, Mr. Gabbard shall receive $200,000 as additional compensation. The Annual Compensation Plan further provides that if the Company exceeds the targeted amount of operating profit in any given year, Mr. Gabbard shall be entitled to receive additional compensation in excess of $200,000, as determined by the Board of Directors.


    William A. Fielder, III, Vice President and Chief Financial Officer of the Company, has an employment agreement with the Company dated April 1991, which was amended March 1993, to provide for the continuation of his annual salary (currently $135,000) for a period of one year in the event of termination without cause.

    Robert A. Beizer and the Company entered into an employment agreement dated February 12, 1996, for a two-year term which automatically extends for three successive one-year periods, subject to certain termination provisions. The agreement provides that Mr. Beizer shall be employed as Vice President for Law and Development of the Company with an initial annual base salary of $200,000 and a grant of options to purchase 15,000 shares of Class A Common Stock with an exercise price of $19.375 per share under the Incentive Plan at the inception of his employment. Mr. Beizer's base salary shall be increased yearly, based upon a cost of living index and he will receive non-qualified options to purchase 7,000 shares of Class A Common Stock annually during the term of the agreement at an exercise price per share equal to the fair market value of the Class A Common Stock on the date of the grant. All options granted are exercisable over a three-year period upon the second anniversary of the grant date. If there is a "change of control" of the Company, Mr. Beizer will be paid a lump sum amount equal to his then current base salary for the remaining term of the agreement and will be granted any remaining stock options to which he would have been entitled. For purposes of the agreement, "change of control" is defined as any change in the control of the Company that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act. Mr. Beizer has agreed that during the term of his agreement and for two years thereafter, he will be subject to certain non-competition provisions.

        MANAGEMENT PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION


    The goals of the Company's executive compensation program for 1995 were to attract, retain, motivate and reward qualified persons serving as executive officers. To achieve such goals, the Company relies primarily on salaries, annual bonuses and stock options. The Management Personnel Committee makes determinations with respect to executive salaries, bonuses, options and other compensation for each of the Company's executive officers, except that each of the salaries of Messrs. Gabbard, Fielder and Williams (the former President of the Company) (in 1995, $261,000, $105,000 and $285,000, respectively) is specified in his employment agreement with the Company. Such determinations of the Management Personnel Committee are reported to the full Board, which then has the opportunity to consider or amend such determinations concerning the compensation payable to executive officers. In 1995, the full Board approved the derminations of the Management Personnel Committee with respect to compensation without making any changes thereto. The Management Personnel Committee's policy for determining an executive's salary, bonus and stock option grants is based on the responsibility of such executive, his or her impact on the operations and profitability of the Company or the business unit for which such executive has operating responsibility and the knowledge and experience of such executive.



    In 1995, the Management Personnel Committee utilized the foregoing criteria to determine executive salaries, bonuses and option grants and such salaries, bonuses and option grants are consistent with the foregoing policy. An executive's annual bonus is based on a percentage of his or her annual base salary. In determining the size of a bonus that an executive may earn, the Management Personnel Committee considers the executive's responsibility, experience, knowledge and his or her impact on Company or business unit profitability. These considerations are subjective in nature and the Management Personnel Committee does not assign relative weights thereto. For 1995, bonuses ranged from 12% to 113% of an executive's base salary. Whether or not a bonus is in fact earned by an executive is linked to the attainment, by the Company or the business unit for which such executive has operating responsibility, of predetermined operating profit targets based on budgeted operating revenues (which is an objective analysis) and the individual's contribution to the Company or the business unit (which is a subjective analysis). The operating profit targets are approved annually by the Management Personnel Committee. When measuring an executive's individual contribution and performance, the Management Personnel Committee examines quantitative factors, as well as qualitative factors that necessarily involve a subjective judgment by the Management Personnel Committee. In making such subjective determination, the Management Personnel Committee does not base its determination on any single performance factor nor does it assign relative weights to factors, but considers a mix of factors, including evaluations of superiors, and evaluates an individual's performance against such mix in absolute terms in relation to other executives at the Company. In deciding whether or not to grant an option to an individual and in determining the number of shares subject to an option so granted, the Management Personnel Committee takes into account subjective considerations, including the level of such executive's position and the individual's contribution to the Company. In addition, in the case of the grant of options to Mr. Gabbard in 1995, the Management Personnel Committee deemed it appropriate that the President of the Company should, through the ownership of options, have a significant stake in the Company's stock price. Although the Management Personnel Committee believes that its compensation structure is similar to that of other comparable communications companies, it did not specifically compare such structure with that of other companies in 1995, except with respect to Mr. Gabbard, as described below.



    Mr. Williams' 1995 compensation was based on his employment agreement, which was the result of arms' length negotiation between Mr. Williams and the Company prior to the commencement of his employment by the Company in 1992. Pursuant to his employment agreement, Mr. Williams was awarded the Common Stock Award which was based upon the Class A Common Stock attaining certain designated values. Upon Mr. Williams' resignation in December 1995, the Company entered into the Separation Agreement, which provided, among other things, for the payment of $596,000 over a two-year period ending November 1997 as consideration for consulting services, his resignation and certain non-compete and confidentiality agreements. In addition, the Separation Agreement provided for the removal of the restrictions on the Common Stock Award and such Common Stock Award became fully vested.

    Mr. Gabbard's 1995 compensation was based on his employment agreement, which in 1995 provided for a base salary and a cash bonus of $150,000, which was paid to Mr. Gabbard as a result of the attainment of operating profit targets established by the Management Personnel Committee for the broadcasting operations of the Company.



    Effective January 1, 1996, Mr. Gabbard's base salary was increased from $250,000 to $300,000 and the Annual Compensation Plan was established to provide for additional annual compensation of a minimum of $200,000 if certain operating profit levels are achieved. The Management Personnel Committee believes that the increase in Mr. Gabbard's base salary and the incentive for an increased bonus is consistent with the responsibilities of his new position with the Company and his performance as measured by the criteria discussed above. Such increase was also based on a study conducted by the Management Personnel Committee on compensation paid by 12 other comparable television broadcasting companies. Mr. Gabbard's annual compensation (salary and bonus) is within the middle range of such comparable television broadcasting companies. Such study included five of the 30 companies included in the New York Stock Exchange Industry Index based upon the Television Broadcasting Stations Standard Industrial Classification Code to which the Company compares the total return on its Class A Common Stock. See "Performance Graph."


    Submitted by Management Personnel Committee of the Board of Directors

           Richard L. Boger, Chairman
           Robert S. Prather, Jr.
           J. Mack Robinson

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Richard L. Boger, Robert S. Prather, Jr. and J. Mack Robinson are the members of the Management Personnel Committee.


    Gray Kentucky Television, Inc., a subsidiary of the Company ("Gray Kentucky"), is a party to a rights sharing agreement with Host Communications, Inc. ("Host") and certain other parties not affiliated with the Company, pursuant to which the parties agreed to exploit Host's rights to broadcast and market certain University of Kentucky football and basketball games and related activities. Pursuant to such agreement, Gray Kentucky is licensed to broadcast certain University of Kentucky football and basketball games and related activities. Under this agreement, Gray Kentucky also provides Host with production and certain marketing services and Host provides accounting and various marketing services. During the year ended December 31, 1995, the Company received approximately $332,000 from this joint venture. See "Certain Relationships and Related Transactions" for a description of certain relationships between Messrs. Prather and Robinson and the Company, Bull Run Corporation, Host and CSP (as defined below).


    Bull Run Corporation currently owns 51.5% of the outstanding common stock of Capital Sports Properties, Inc. ("CSP"). CSP's assets consist of all of the outstanding preferred stock of Host and warrants to purchase Host common stock. Bull Run Corporation also owns approximately 9.4% of Host's currently outstanding common shares directly, thereby giving Bull Run Corporation total direct and indirect ownership of Host of approximately 29.7%, assuming conversion of all currently outstanding exercisable stock options and warrants for Host common stock. Ralph W. Gabbard and Robert S. Prather, Jr., members of the Company's Board of Directors, are members of the Board of Directors of both CSP and Host.


    The Company's Board of Directors approved payments to Bull Run Corporation of finders fees for the acquisition of the GWINNETT DAILY POST (the "Gwinnett Acquisition"), all the assets of WRDW-TV, a CBS affiliate serving the Augusta, Georgia area (the "Augusta Acquisition") and the Phipps Acquisition (described below). The Company agreed to pay finders fees of $75,000 and $360,000 in connection with the Gwinnett Acquisition and Augusta Acquisition, respectively. The Board of Directors has agreed to pay a finders fee of 1% of the proposed purchase price of the Phipps Acquisition for services performed, of which $550,000 and $950,000 was due and included in accounts payable at December 31, 1995 and June 30, 1996, respectively. See "Recent Developments."

    On January 3, 1996, Bull Run Corporation purchased for $10.0 million from the Company (i) an 8% subordinated note due in January 2005 (the "8% Note") and
(ii) warrants to purchase 487,500 shares of Class A Common Stock at $17.88 per share (subject to customary antidilution provisions), 300,000 of which are currently fully vested, with the remaining warrants vesting in five equal annual installments commencing January 3, 1997, provided that the 8% Note is outstanding. The warrants must be approved by the Company's shareholders. On January 3, 1996, the closing price of the Class A Common Stock on The New York Stock Exchange was $17.75. The warrants (which represent 9.8% of the currently issued and outstanding shares of Class A Common Stock, after giving effect to the exercise of such warrants) expire in January 2006 and may not be exercised unless shareholder approval of the issuance of the warrants is obtained. See "Issuance of Warrants to Bull Run Corporation (Item Five)." The Company obtained an opinion from The Robinson-Humphrey Company, Inc., one of the proposed underwriters of the Stock Offering and the Note Offering (described below), stating that the terms and conditions of the 8% Note were fair, from a financial point of view, to the shareholders of the Company. The proceeds from the sale of the 8% Note and the warrants were used to fund, in part, the Augusta Acquisition for approximately $35.9 million.



    In connection with the issuance by the Company of a $10.0 million letter of credit in connection with the Phipps Acquisition, J. Mack Robinson, a director of the Company, executed a put agreement in favor of the letter of credit issuer, for which he received no consideration from the Company. Pursuant to such agreement, in the event that such letter of credit is drawn upon by the sellers of the Phipps Business (as hereinafter defined) and the Company defaults on the repayment of such amount so drawn under the letter of credit, Mr. Robinson has agreed to repay such amounts to the issuer of the letter of credit.


ISSUANCES OF PREFERRED STOCK AND WARRANTS


    As part of the Financing (as described below), the 8% Note will be retired and the Company will issue to Bull Run Corporation, in exchange therefor, 1,000 shares of Series A Preferred Stock (the "Series A Preferred Stock"). Subject to certain limitations, holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Company legally available for payment, cumulative cash dividends at an annual rate of $800 per share. The Series A Preferred Stock has priority as to dividends over the Class A Common Stock and Class B Common Stock (the "Common Stock") and any other series or class of the Company's stock which ranks junior as to dividends as to the Series A Preferred Stock. In case of the voluntary or involuntary liquidation, dissolution or winding up of the Company, holders of the Series A Preferred Stock will be entitled to receive a liquidation price of $10,000 per share, plus an amount equal to any accrued and unpaid dividends to the payment date, before any payment or distribution is made to the holders of Common Stock or any other series or class of the Company's stock which ranks junior as to liquidation rights as to the Series A Preferred Stock. The Series A Preferred Stock may be redeemed at the option of the Company, in whole or in part, at $10,000 per share, plus an amount equal to any accrued and unpaid dividends to the redemption date and such redemption price may be paid, at the Company's option, in cash or in shares of Class A Common Stock. The holders of shares of Series A Preferred Stock will not be entitled to vote on any matter except (i) with respect to the authorization or issuance of capital stock ranking senior to the Series A Preferred Stock and with respect to certain amendments to the Company's Articles of Incorporation, (ii) if the Company shall have failed to declare and pay dividends on the Series A Preferred Stock for any six quarterly payment periods, in which event the holders of the Series A Preferred Stock shall be entitled to elect two directors to the Company's Board of Directors until the full dividends accumulated have been declared and paid and (iii) as required by law. The warrants issued with the 8% Note will vest in accordance with the schedule described above, provided that the Series A Preferred Stock remains outstanding.



    In addition, as part of the Financing, the Company will issue to Bull Run Corporation for $10 million, 1,000 shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Preferred Stock"). Subject to certain limitations, holders of the Series B Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Company legally available for payment, cumulative dividends at an annual rate of $600 per share, except that the Company at its option may pay such dividends in cash or in additional shares of Series B Preferred Stock valued, for the purpose of determining the number of shares (or fraction thereof) of such Series B Preferred

Stock to be issued, at $10,000 per share. The Series B Preferred Stock has priority as to dividends over the Common Stock and any other series or class of the Company's stock which ranks junior as to dividends as to the Series B Preferred Stock. In case of the voluntary or involuntary liquidation, dissolution or winding up of the Company, holders of the Series B Preferred Stock will be entitled to receive a liquidation price of $10,000 per share, plus an amount equal to any accrued and unpaid dividends to the payment date, before any payment or distribution is made to the holders of Common Stock or any other series or class of the Company's stock which ranks junior as to liquidation rights to the Series B Preferred Stock. The Series B Preferred Stock may be redeemed at the option of the Company, in whole or in part, at $10,000 per share, plus an amount equal to any accrued and unpaid dividends to the redemption date and such redemption price may be paid, at the Company's option, in cash or in shares of Class A Common Stock. The holders of shares of Series B Preferred Stock will not be entitled to vote on any matter except (i) with respect to the authorization or issuance of capital stock ranking senior to the Series B Preferred Stock and with respect to certain amendments to the Company's Articles of Incorporation, (ii) if the Company shall have failed to declare and pay dividends on the Series B Preferred Stock for any six quarterly payment periods, in which event the holders of the Series B Preferred Stock shall be entitled to elect two directors to the Company's Board of Directors until the full dividends accumulated have been declared and paid and (iii) as required by law. The shares of the Series A Preferred Stock and Series B Preferred Stock will rank PARI PASSU as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company.



    In connection with the issuance of the Series B Preferred Stock as part of the Financing, (i) the Company will issue to Bull Run Corporation, warrants entitling the holder thereof to purchase 500,000 shares of Class A Common Stock at an exercise price equal to $24.00 per share (subject to customary antidilution provisions), representing 10.1% of the currently issued and outstanding shares of Class A Common Stock, after giving effect to the exercise of such warrants. Of these warrants, 300,000 will vest upon issuance, with the remaining warrants vesting in five equal installments commencing on the first anniversary of the date of issuance. The issuance of the warrants must be approved by the Company's shareholders. See "Issuance of Additional Warrants to Bull Run Corporation (Item Six)." The warrants may not be exercised prior to the second anniversary of the date of issuance and will expire on the tenth anniversary of the date of issuance. The Company expects to obtain a written opinion from The Robinson-Humphrey Company, Inc., one of the proposed underwriters of the Stock Offering and Note Offering stating that the terms and conditions of the Series B Preferred Stock and the warrants are fair to the shareholders of the Company from a financial point of view. See "Recent Developments."

                               PERFORMANCE GRAPH


    The following graph compares, for the period from March 27, 1992 (when the Company's stock first became publicly traded) to December 31, 1995, the Company's total return on its Class A Common Stock as compared to stock market total return indexes for (i) The New York Stock Exchange, (ii) a New York Stock Exchange Industry Index based upon the Television Broadcasting Stations Standard Industrial Classification Code, and (iii) Nasdaq telecommunications stocks. In July 1995, the Class A Common Stock was listed on The New York Stock Exchange. Therefore, as of such date, the Company has changed its peer group from the Nasdaq telecommunications group to the Television Broadcasting Stations Standard Industry Classification Group. The graph assumes that $100 was invested in the Class A Common Stock in each such index on March 27, 1992 and all dividends were reinvested.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                MAR-92     DEC-92     DEC-93     DEC-94     DEC-95
Gray Communications Systems, Inc.                    100     145.22     176.16     194.91     322.55
The New York Stock Exchange                          100     108.91     123.66     121.26     157.23
Television Broadcasting Stations (SIC Code
4833)                                                100     109.67     143.69     111.67     132.89
Nasdaq Telecommunications Stocks                     100     120.02     185.07     153.01     184.17

                              RECENT DEVELOPMENTS

    The Company has entered into discussions with certain investment bankers (the "Underwriters") and has filed registration statements under the Securities Act of 1933 with a view to the issuance and public offering of approximately 3,500,000 shares of its Class B Common Stock (the "Stock Offering") and $150,000,000 aggregate principal amount (the "Note Offering") of the Company's senior subordinated notes due 2006 (the "Notes"). The Company currently anticipates that the proceeds of the Stock Offering and the Note Offering, if any, will be used to consummate the previously announced acquisition (the "Phipps Acquisition") of two CBS-affiliated television stations, WCTV and WKXT, as well as a satellite broadcasting business and a paging business in the Southeast (the "Phipps Business"). The closing of the Phipps Acquisition is subject to the satisfaction or waiver of a number of conditions, including the approval of the Federal Communications Commission (the "FCC"). The purchase price for the Phipps Business is approximately $185 million, including fees, expenses and working capital and other adjustments. The consummation of the Phipps Acquisition is expected to occur by September 1996, although there can be no assurance with respect thereto. Additionally, there can be no assurance that the Company will issue the Class B Common Stock or the Notes in the near future or at all or that, if so issued, the amount of the consideration that the Company will receive therefor.


    In May 1996, the Company entered into an agreement to sell KTVE Inc. (the "KTVE Sale") serving Monroe, Louisiana/El Dorado, Arkansas for approximately $9.5 million in cash plus the amount of the accounts receivable on the date of the closing (estimated to be approximately $750,000), to the extent collected by the buyer, to be paid to the Company 150 days following the date of closing. The closing of the

KTVE Sale is expected to occur by September 1996, although there can be no assurance with respect thereto. The Company anticipates that the gain, net of estimated taxes, and the estimated taxes will aggregate approximately $2.8 million and $2.8 million, respectively.



    In addition to the consummation of the Stock Offering, the Note Offering, the Phipps Acquisition and the KTVE Sale, the Company intends to implement a financing plan (the "Financing") to increase liquidity and improve operating and financial flexibility. Pursuant to the Financing, the Company will (i) retire approximately $49.5 million aggregate principal amount of outstanding indebtedness under its senior secured credit bank facility (the "Old Credit Facility"), together with accrued interest thereon, (ii) retire approximately $25.0 million aggregate principal amount of outstanding indebtedness under its senior note due 2003 (the "Senior Note"), together with accrued interest thereon and a prepayment fee, (iii) issue $10.0 million liquidation preference of its Series A Preferred Stock in exchange for the 8% Note issued to Bull Run
Corporation, (iv) issue to Bull Run Corporation $10.0 million liquidation preference of its Series B Preferred Stock with warrants to purchase up to 500,000 shares of Class A Common Stock, representing 10.1% of the currently issued and outstanding Class A Common Stock after giving effect to the exercise of such warrants, for cash proceeds of $10.0 million and (v) and enter into a new senior secured bank credit facility (the "Senior Credit Facility") to provide for a term loan and revolving credit facility aggregating $125.0 million. For additional information concerning the issuance of the Preferred Stock and the warrants, see "Compensation Committee Interlocks and Insider Participation -- Issuances of Preferred Stock and Warrants." The cash required for the consummation of the Phipps Acquisition, the repayment of indebtedness and related transaction costs will be provided by the net proceeds of the Stock Offering and the Note Offering, the sale of the Series B Preferred Stock and the warrants and the KTVE Sale and borrowings under the Senior Credit Facility. The consummation of the Note Offering is conditioned upon the consummation of the Financing and the Stock Offering, but is not conditioned upon the consummation of the Phipps Acquisition or the KTVE Sale. However, the Notes are subject to a mandatory redemption at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest to the date fixed for redemption if the Phipps Acquisition is not consummated prior to a specified date. The consummation of the Stock Offering is not conditioned upon the concurrent consummation of the Financing, the KTVE Sale, the Phipps Acquisition or the Note Offering.


    THIS PROXY STATEMENT IS NOT A PROSPECTUS OR OFFERING DOCUMENT AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SECURITIES.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    J. Mack Robinson, a director of the Company, is Chairman of the Board of Bull Run Corporation and the beneficial owner of approximately 28% of the outstanding shares of common stock, par value $.01 per share ("Bull Run Common Stock"), of Bull Run Corporation (including certain shares as to which such beneficial ownership is disclaimed by Mr. Robinson). Robert S. Prather, Jr., a director of the Company, is President, Chief Executive Officer and a director of Bull Run Corporation and the beneficial owner of approximately 12% of the outstanding shares of Bull Run Common Stock (including certain shares as to which such beneficial ownership is disclaimed by Mr. Prather). Mr. Prather is also a member of the Board of Directors of CSP and Host. Hilton H. Howell, Jr. a director of the Company, is Vice President, Secretary and a director of Bull Run Corporation. See "Compensation Committee Interlocks and Insider Participation" for a description of certain business relationships between the Company and Messrs. Prather and Robinson, Host, CSP and Bull Run Corporation.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                                   (ITEM TWO)


    The Board of Directors has adopted a resolution unanimously approving and recommending to the Company's shareholders for their approval, an amendment to the Company's Articles of Incorporation to provide therein for an increase to 50,000,000 the number of shares of all classes which the Company has authority to issue. The Company's Articles of Incorporation currently authorizes the issuance of 40,000,000 shares, of which 10,000,000 shares are designated Class A Common Stock with no par value and possess all voting powers (one vote per share); 10,000,000 shares are designated Class B Common Stock with no par value which have no voting power; and 20,000,000 shares are designated "blank check" preferred stock for which the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption (collectively the "Limitations and Restrictions") are determined by the Board of Directors of the Company. As such, the Board of Directors of the Company is entitled to authorize the creation and issuance of up to 20,000,000 shares of preferred stock in one or more series with such Limitations and Restrictions as may be determined in the Board's sole discretion with no further authorization by security holders required for the creation or issuance thereof. As of the record date, there were 4,710,293 shares of Class A Common Stock outstanding and no shares of Class B Common Stock outstanding.



    The Amendment provides that 15,000,000 shares will be designated Class A Common Stock with no par value and shall possess 10 votes per share, and 15,000,000 shares will be designated Class B Common Stock, no par value and shall possess one vote per share. The Amendment provides that each presently issued and outstanding share of Class A Common Stock having one vote per share will be converted automatically to one share of Class A Common Stock having 10 votes per share. The proposed underwriters of the Stock Offering advised the Company that the non-voting nature of the Company's existing Class B Common Stock could negatively affect the marketability thereof, and therefore advised that the stock to be sold in the Stock Offering should be voting stock. However, in view of the large number of shares to be issued in the Stock Offering, the Company did not wish to dilute unduly the voting power of existing shareholders. As a result, the Board authorized (subject to shareholder approval) the amendment to the Company's Articles of Incorporation providing for the relative voting rights of the Class A Common Stock and Class B Common Stock described above. If such amendment is approved by shareholders and the Stock Offering is completed, a holder of shares of Class A Common Stock will have 10 times the voting power of the holder of an equal number of shares of Class B Common Stock. The Amendment would also establish certain shareholder rights (the "Class B Rights"), which are intended to insure that a buyer who acquires 100% of the Class A Common Stock tenders for the issued and outstanding Class B Common Stock. Although the Class B Rights might make the Company a less attractive target for a takeover bid, the Class B Rights give holders of the Class B Common Stock the opportunity to participate in any premium that might be paid for the purchase of 100% of the Class A Common Stock.


CLASS B RIGHTS

    If, after the date of the approval of the Amendment, any person or group acquires beneficial ownership of 100% of the Class A Common Stock (a "Significant Shareholder"), and such person or group does not immediately after such acquisition beneficially own 100% of Class B Common Stock, the Class B Rights require that such Significant Shareholder, within a 90-day period beginning the day after becoming a Significant Shareholder, commence a public tender offer to acquire 100% of the shares of Class B Common Stock (a "Class B Protection Transaction"). The requirement to engage in a Class B Protection Transaction is satisfied by making the requisite offer and purchasing validly tendered shares, even if the number of shares tendered is less than 100%. The Class B Rights cannot be amended without the approval of the holders of a majority of the Class B Common Stock, voting separately as a class.

    The offer price for 100% of the shares of Class B Common Stock required to be purchased by the Significant Shareholder pursuant to a Class B Protection Transaction must be the greater of (i) the highest price per share paid by the Significant Shareholder for either class of Common Stock in the six-month period ending on the date such person or group became a Significant Shareholder and
(ii) the highest price per
share of either class of Common Stock on The New York Stock Exchange (or such other quotation system or securities exchange constituting the principal trading market for either class of Common Stock) during the 30 calendar days preceding the acquisition of the shares of Class A Common Stock giving rise to the Class B Rights.


    If a Significant Shareholder fails to undertake a Class B Protection Transaction, the voting rights of the shares of Class A Common Stock beneficially owned by such Significant Shareholder that exceeded such holder's comparable percentage of Class B Common Stock would be suspended until completion of a Class B Protection Transaction or until divestiture of the shares of Class A Common Stock that were in excess of the percentage ownership of Class B Common Stock. To the extent that the voting power of any shares of Class A Common Stock is so suspended, such shares will not be included in the determination of aggregate voting shares for any purpose. Neither the Class B Protection Transaction requirement nor the related penalty applies to any increase in percentage ownership of Class A Common Stock resulting solely from a change in the total amount of Class A Common Stock outstanding.


    For purposes of the Class B Rights, the terms "beneficial ownership" and "group" generally have the same meanings as used in Rule 13d-1 promulgated under the Exchange Act, subject to certain exceptions set forth in the Company's
Articles of Incorporation. In addition, only shares of Class B Common Stock acquired by a Significant Shareholder for an "equitable price" shall be treated as being beneficially owned by such Significant Shareholder. An "equitable price" will be deemed to have been paid only when shares of Class B Common Stock have been acquired at a price at least equal to the greater of (i) the highest price per share paid by the Significant Shareholder for either class of the Common Stock in the six-month period ending on the date such person or group became a Significant Shareholder and (ii) the highest price per share of either class of Common Stock on The New York Stock Exchange (or such other quotation system or securities exchange constituting the principal trading market for either class of Common Stock) during the 30 calendar days preceding the date such person or group became a Significant Shareholder.


    The Class B Rights do not prevent any person or group from acquiring 100% of the Class A Common Stock, provided that such person or group acquires 100% of the Class B Common Stock at the same or greater price, undertakes a Class B Protection Transaction or suffers suspension of the voting rights of certain shares of Class A Common Stock as provided by the Class B Rights. If a Class B Protection Transaction is required, the purchase price to be paid in such offer may be higher than the price at which a Significant Shareholder might otherwise be able to acquire 100% of the Class B Common Stock. Such requirement, therefore, could make an acquisition of the Company more expensive and, if a Class B Protection Transaction is required, time consuming, than if such requirement did not exist. Consequently, a person or group might be deterred from acquiring the Company as a result of such requirement.

    DIVIDENDS. Holders of Class B Common Stock are entitled to receive cash dividends on an equal per share basis as Class A Common Stock if and when such dividends are declared by the Board of Directors of the Company from funds legally available therefor.

    LIQUIDATION. Holders of Class A and Class B Common Stock share with each other on a ratable basis as a single class in the net assets of the Company available for distribution in respect to Class A and Class B Common Stock in the event of liquidation.

    PREEMPTIVE RIGHTS. The holders of Class B Common Stock do not have preemptive rights enabling them to subscribe for or receive shares of any class of stock of the Company or any other securities convertible into shares of any class of stock of the Company.

    In order to effect the foregoing, the Board of Directors has unanimously approved and recommends that the shareholders approve the proposed amendment to
Article 4 of the Articles of Incorporation of the Company substantially in the form attached hereto as Appendix A.


    The purpose of this proposal is to provide additional authorized Common Stock for corporate purposes such as equity offerings, employee benefit and stock option plans, future stock splits and future acquisitions and to create a Class B Common Stock with one vote per share to be used in the Stock Offering. The Company currently anticipates that the gross proceeds of the Stock Offering will be approximately $73.5 million, however, there can be no assurance that the Stock Offering will be consummated or as to the proceeds to be received therefrom. See "Recent Developments." Other than the Stock Offering, the Financing and the issuance of shares of Common Stock pursuant to the Company's existing option plans and the conversion or exercise of currently outstanding convertible securities, warrants and options, the Company has no present plans to issue additional authorized shares of Common Stock. If the Board of Directors determines to issue such shares in the future, it may do so in its sole discretion with no further authorization by shareholders.


    The affirmative vote of the holders of a majority of the outstanding shares of the Class A Common Stock is required to approve the Amendment.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

                            AMENDMENT TO THE BYLAWS
                                  (ITEM THREE)

    In connection with Item Two, the amendment of the Articles of Incorporation of the Company, the Board of Directors of the Company has unanimously adopted a resolution approving and recommending to the Company's shareholders for their approval, an amendment to the Company's Bylaws to provide for two classes of voting stock of the Company. The amendment to the Bylaws, if adopted, would delete the present provision of the Bylaws that limits each outstanding share of Company stock entitled to vote to one vote per share upon each matter submitted to a vote of a meeting of shareholders. The text of the proposed amendment to the Bylaws is attached hereto as Appendix B. This amendment is necessary if Item Two is approved by the required affirmative vote of the shareholders entitled to vote thereon.

    The affirmative vote of the holders of a majority of the outstanding shares of the Class A Common Stock is required to approve the amendment of the Bylaws.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S BYLAWS.

                                AMENDMENT TO THE
                    COMPANY'S 1992 LONG-TERM INCENTIVE PLAN
                                  (ITEM FOUR)


    In  1992, the Board of Directors adopted and the shareholders of the Company approved, the Incentive Plan  which provides for the  granting of stock  options and  other stock-based awards to key employees  of the Company. The total number of shares of Class A Common Stock  issuable under the Incentive Plan was not  to exceed  400,000 shares, subject to adjustment in  the event of any change in the outstanding shares of  such stock by  reason of a  stock dividend, stock  split, recapitalization,  merger,  consolidation  or  other  similar  changes generally affecting shareholders of the Company. The  Company effected a 3-for-2 split  of the  Class A Common  Stock in the  form of a  stock dividend on  October 2, 1995 resulting in 600,000  shares being  available for issuance  under the  Incentive
Plan.  The closing price of a share of Class A Common Stock on July 23, 1996 was
$22 5/8. The following executive officers have been granted options to  purchase the  aggregate number of shares of Class A Common Stock, as follows: Mr. Gabbard
- - -- 45,509  shares; Mr.  Fielder --  10,500  shares; and  Mr. Carriere  --  3,750 shares.  All executive officers as a group have been granted options to purchase an aggregate of 77,759 shares of Class  A Common Stock and all employees  (other than executive officers) were granted options to purchase an aggregate of 50,641 shares of Class A Common Stock.


    The Board of Directors believes that the Incentive Plan will advance the interests of the Company and its shareholders by providing additional incentives and motivation toward superior performance and by enabling the Company and its subsidiaries to attract and retain the services of key employees, upon whose judgment, talents and special efforts the successful conduct of its operations is largely dependent. Currently, approximately 50 officers and key employees of the Company and its subsidiaries are eligible to participate in the Incentive Plan.

    The Incentive Plan is administered by the members of the Management Personnel Committee of the Board of Directors (the "Committee"), who are not eligible for selection as a participant under the Incentive Plan. The Committee, by majority action thereof, is authorized in its sole discretion to determine the individuals to whom the benefits will be granted, the type and amount of such benefits and the terms of benefit grants; to interpret the Incentive Plan; to prescribe, amend and rescind rules and regulations relating to the Incentive Plan; and to make all other determinations necessary or advisable for the administration of the Incentive Plan to the extent not contrary to the express provisions of the Incentive Plan. The complete text of the Incentive Plan with the proposed amendments is set forth in Appendix C to this Proxy Statement. The following summary of certain provisions of the Incentive Plan and the proposed amendments is qualified in its entirety by reference to the full text of the Incentive Plan. The amendments will not become effective unless shareholder approval is obtained.

INCENTIVE PLAN DESCRIPTION


    Under the terms of the Incentive Plan, key employees of the Company and its subsidiaries (as determined by the Committee in its sole discretion) will be eligible to receive (a) stock options ("Stock Options") which may or may not qualify as incentive stock options within the meaning of Section 422 of the Code, (b) stock appreciation rights ("SARs"), (c) restricted stock ("Restricted Stock") and/or (d) performance awards ("Performance Awards"). Of the 600,000 shares of Class A Common Stock issuable under the Incentive Plan, no more than 150,000 shares may be issued as Restricted Stock. As of June 15, 1996, there were 393,841 shares of Class A Common Stock available under the Incentive Plan.


AWARDS UNDER THE INCENTIVE PLAN

    STOCK OPTIONS. Stock Options granted under the Incentive Plan shall entitle the holder thereof to purchase shares of Class A Common Stock at the base price established therefor by the Committee, which price, in the case of incentive stock options, shall not be less than the "Fair Market Value" (as defined in the Incentive Plan) of the Class A Common Stock at the time of grant. Such Stock Options are exercisable in the discretion of the Committee at any time from and after the six-month anniversary date of the grant during the option exercise period. In no event will Stock Options be exercisable later than ten years after the date of the grant. Stock Options outstanding and unexercised at the time of the death, disability or retirement of the holder generally shall terminate on the first to occur of either the expiration date thereof or the expiration of twelve months after the date of such event (except in the case of an incentive stock option, which shall expire not later than three months after termination of employment upon retirement of the holder). Upon termination of the employment of the holder for any other reason Stock Options shall not remain exercisable later than three months after the date of such event or, if earlier, the expiration date of such option.

    There is no maximum or minimum number of shares for which a Stock Option may be granted; however, for any employee, the aggregate Fair Market Value of Class A Common Stock subject to incentive stock options pursuant to the Incentive Plan or any other stock option plan of the Company that are exercisable for the first time in any calendar year may not exceed $100,000.

    SARS. An SAR gives to the holder thereof a right to receive, at the time of surrender, cash or Class A Common Stock or a combination thereof equal in value to the difference between the Fair Market Value of the Class A Common Stock at the date of surrender of the SAR and the base price established by the Committee therefor at the time of grant. The base price established on any SAR shall not be less than the Fair Market Value of the Class A Common Stock on the date of the grant of the SAR. The Committee may impose any limitation that it may determine in its discretion on the maximum amount of appreciation to be paid pursuant thereto. An SAR may be granted either independent of, or in conjunction with, any Stock Option. If granted in conjunction with a Stock Option, at the discretion of the Committee, an SAR may either be surrendered (a) in lieu of the exercise of such Stock Option, (b) in conjunction with the exercise of such Stock Option, or (c) upon lapse of such Stock Option.

    The term of an SAR shall be established by the Committee. Rights in respect of an SAR surrenderable in conjunction with a Stock Option shall expire upon the death, disability, retirement or termination of employment of the holder thereof at times similar to those established in respect of such related Stock Options. Rights with respect to an SAR surrenderable independent of a Stock Option will be on the terms and conditions established by the Committee.

    RESTRICTED STOCK. The Committee may issue shares of the Class A Common Stock to a designated employee at a purchase price, if any, determined by the Committee. Such Restricted Stock may be subject to forfeiture or repurchase in the event of the termination of employment within a specified period or in the event any other conditions specified by the Committee at the time of grant are not subsequently met. During the period of restriction, holders of Restricted Stock shall be entitled to receive and retain all dividends and other distributions made in respect of such stock and to vote such stock without limitations.

    PERFORMANCE AWARDS. The Committee may grant Performance Awards which may consist of shares of Class A Common Stock, monetary units or a combination thereof. In the event that certain performance goals are achieved over a designated period of time, the Performance Awards will be made in a predesignated form in a single payment or in installments as the Committee determines in its sole discretion. The goals established by the Committee may include return on average total capital employed, earnings per share, return on shareholders' equity and such other goals as may be established by the Committee. The participant shall have no right to vote any shares of Class A Common Stock subject to a Performance Award, nor shall such participant have any right to receive dividends on such shares until the performance goals are achieved and the shares are issued.

    CHANGE OF CONTROL OF THE COMPANY. In the event of a "Change of Control" (as defined in the Incentive Plan), if provided by the terms of the participant's award agreement, the following shall occur: (a) Stock Options, if not otherwise exercisable, become immediately exercisable; (b) unexercised Stock Options automatically include an SAR feature for a period of six months and seven days after the date of a Change of Control, which is in addition to any SAR separately granted in connection with such Stock Option; (c) SARs become, if not otherwise then surrenderable, immediately surrenderable; (d) restrictions lapse on Restricted Stock already earned, and such Restricted Stock becomes immediately vested; and (e) any outstanding Performance Award shall be deemed to be fully earned and all payments on such awards shall be made in a lump sum.

    AMENDMENT AND TERMINATION.  The Incentive Plan is to remain in effect  until
(a) all Class A Common Stock reserved under the Incentive Plan shall have been purchased or acquired; (b) the Board terminates the Incentive Plan; or (c) July 1, 2002, whichever shall first occur. The Board at any time may terminate and, from time to time, may amend or modify terms of the Incentive Plan; provided, however, that no such action of the Board may, without the approval of the shareholders of the Company: (a) increase the total amount of stock or increase the amount and type of awards that may be issued under the Incentive Plan; (b) change the provisions of the Incentive Plan regarding the minimum price, if any, of awards, or (c) change the class of employees entitled to participate in the Incentive Plan. No amendment, modification or termination of the Incentive Plan may in any manner adversely affect any awards theretofore granted under the Incentive Plan without the consent of the participant affected thereby. In addition, awards may be substituted or exchanged for other awards under the Incentive Plan by mutual agreement of the Company and the participant.

THE PROPOSED AMENDMENTS

    If the amendment to the Company's Articles of Incorporation is approved by shareholders and the Stock Offering is consummated, the Company will have more shares of Class A Common Stock outstanding than Class B Common Stock, thereby leaving a smaller number of authorized but unissued shares of Class A Common Stock. The Company believes that the utilization of Class A Common Stock may be advantageous to the Company in the event of future acquisitions or for other corporate purposes (although the Company has no present plans with respect thereto). Therefore, in order to retain as many shares as possible for such purposes, the Board of Directors believes it is appropriate at this time to change the shares to be awarded under the Incentive Plan to Class B Common Stock. Therefore, on February 22, 1996, the Board of Directors adopted the following resolution:

        "RESOLVED, that, subject to the approval of the shareholders of the Company, the 1992 Long-Term Incentive Plan is hereby amended to delete Subsection "u" of Section II in its entirety and substitute in lieu thereof the following:

        '(u) Stock means the authorized and unissued shares of the Company's Class A Common Stock and Class B Common Stock or shares of the Company's Class A Common Stock or Class B Common Stock held in its treasury.'

        RESOLVED, that, subject to the approval of the shareholders of the Company, the 1992 Long-Term Incentive Plan is hereby amended by adding a new first sentence to Section 4 thereof as follows:

        'There is hereby reserved for issuance under the Plan an aggregate of 600,000 shares of Stock, of which 200,000 shares shall be the Company's Class A Common Stock and 400,000 shares shall be the Company's Class B Common Stock.'

        RESOLVED, that, subject to the approval of the shareholders of the Company, 400,000 shares of Class A Common Stock previously reserved for issuance pursuant to the 1992 Long-Term Incentive Plan are hereby no longer reserved for issuance pursuant thereto and 400,000 shares of Class B Common Stock are hereby reserved for issuance pursuant to the 1992 Long-Term Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the principal Federal income tax consequences of transactions under the Incentive Plan. It does not describe all Federal tax consequences, nor does it address possible state, local or foreign tax consequences.

    No income will be realized by a participating officer or employee on the grant of an incentive stock option or an option which is not an incentive stock option ("nonqualified option") or upon the award of Restricted Stock, or the grant of an SAR, and the Company will not be entitled to a deduction at such time. If a holder exercises an incentive stock option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the holder at the time of exercise. The exercise of an incentive stock option may subject the holder to the alternative minimum tax. The Company will not be entitled to a deduction by reason of the exercise.

    If a holder disposes of the shares acquired pursuant to an incentive stock option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of
(a) the amount realized on the disposition, or (b) the Fair Market Value of the shares on the date of exercise, over the holder's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income in the year of such disposition, provided the Company complies with applicable rules and regulations of the Code, including Section 162(m) of the Code.

    Upon the exercise of a nonqualified option, the excess, if any, of the Fair Market Value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. The Company will be entitled to a deduction equal to such excess amount in the year of exercise, provided the Company complies with applicable rules and regulations of the Code, including Section 162(m) of the Code.

    Subject to voluntary election by the holder under Section 83(b) of the Code, a holder will realize income as a result of the award of Restricted Stock at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the Code would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the Fair Market Value of the shares on the date that such restrictions expire (or on the date of issuance of the shares, in the event of a Section 83(b) election) over the purchase price, if any, of such shares. The Company will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income, provided the Company complies with applicable rules and regulations of the Code, including Section 162(m) of the Code.

    A holder will realize income as a result of the surrender of an SAR at the time the stock is issued or the cash is paid. The amount of income realized will be equal to the Fair Market Value of shares issued on the date of surrender of the SAR, plus the amount of cash, if any received. The Company will be entitled to a deduction equal to the income realized in the year in which the SAR is surrendered for payment. A participant will recognize income with respect to a Performance Award at the time the shares are issued or the cash is paid after the award is earned. The amount of income realized will be equal to the Fair Market Value of the award on the date it was paid. The Company will be entitled to a deduction equal to the income realized in the year that the award was paid, provided the Company complies with applicable rules and regulations of the Code, including Section 162(m) of the Code.

    If a quorum is present, the affirmative vote of a majority of the votes cast is required to approve the proposed amendment to the Incentive Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENTS TO THE COMPANY'S 1992 LONG TERM INCENTIVE PLAN.

                  ISSUANCE OF WARRANTS TO BULL RUN CORPORATION
                                  (ITEM FIVE)

    On January 3, 1996, the Company issued (i) the 8% Note to Bull Run Corporation and (ii) warrants to purchase 487,500 shares of Class A Common Stock at $17.88 per share subject to approval of a majority of the Company's shareholders. See "Certain Relationships and Related Transactions -- Issuance of Preferred Stock and Warrants." The regulations of The New York Stock Exchange require that, prior to the issuance of securities which are convertible into more than 1% of the outstanding common stock or voting power of a company to a stockholder owning 5% or more of outstanding common stock or voting power of such company, the issuance must be approved by a majority of the votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. Since Bull Run Corporation is a greater than 5% shareholder of the Company and the warrants are exercisable into more than 1% of the outstanding shares of Class A Common Stock, the Company is seeking approval of the shareholders for the issuance of such warrants.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ISSUANCE OF THE WARRANTS TO BULL RUN CORPORATION.

            ISSUANCE OF ADDITIONAL WARRANTS TO BULL RUN CORPORATION
                                   (ITEM SIX)


    As part of the Financing, the Company proposes to issue to Bull Run Corporation 1,000 shares of Series B Preferred Stock and warrants to purchase an aggregate of 500,000 shares of Class A Common Stock at an exercise price of $24.00 per share subject to approval of a majority of the Company's shareholders. See "Certain Relationships and Related Transactions -- Issuance of Preferred Stock and Warrants." The regulations of The New York Stock Exchange require that, prior to the issuance of securities which are convertible into more than 1% of the outstanding common stock or voting power of a company to a stockholder owning 5% or more of outstanding common stock or voting power of such company, the issuance must be approved by a majority of the votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. Since Bull Run Corporation is a greater than 5% shareholder of the Company and the warrants are exercisable into more than 1% of the outstanding shares of Class A Common Stock, the Company is seeking approval of the shareholders for the issuance of such warrants.



    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ISSUANCE OF THE ADDITIONAL WARRANTS TO BULL RUN CORPORATION.

                AMENDMENT TO THE NON-QUALIFIED STOCK OPTION PLAN
                 FOR THE NON-EMPLOYEE DIRECTORS OF THE COMPANY
                                  (ITEM SEVEN)

    On February 22, 1996, the Board of Directors of the Company approved a Special Committee's recommendation of an amendment to the Non-Qualified Stock Option Plan for the non-employee directors of the Company. The following resolution was adopted by the Board of Directors to become effective upon the approval by the shareholders of the Company of the Amendment to the Articles of Incorporation to provide for Class B Common Stock having one vote per share:


        "RESOLVED, that subject to the approval of the shareholders at the Annual Meeting of Shareholders in 1996, beginning in 1996 and each year thereafter, each non-employee director of the Company shall be granted the opportunity to purchase up to 7,500 shares of the Company's Class B Common Stock directly from the Company by the end of the first month following the close of the Company's fiscal year at a price per share approximating the recent market price at the time of grant. Such maximum amount shall be automatically adjusted for any stock dividends, splits, or other similar distributions as they occur. The exact number of shares or price per share shall be determined by the Management Personnel Committee of the Board of Directors each year, and the Company's non-qualified stock option plan for non-employee directors shall be amended to provide for the foregoing"


    The  following non-employee directors have  been granted options to purchase the aggregate number of shares of Class  A Common Stock, as follows: Mr.  Mayher
- - --  7,500 shares,  Mr. Boger --  7,500 shares,  Mr. Howell --  7,500 shares, Mr.
Prather -- 7,500 shares, Mr.  Newton -- 7,500 shares  and Mr. Robinson --  7,500 shares.

    The Company compensates non-employee directors because of the judgment and experience they provide, the responsibility they assume, and the time and effort they expend in informing themselves about the Company's business and participating in meetings of the Board and its committees. In the opinion of the Company's management, compensation of non-employee directors should be fair, reasonable and competitive with what other companies of its size provide so that the Company would not be disadvantaged in seeking to attract and retain highly qualified directors.

    The purpose of the Non-Qualified Stock Option Plan for non-employee directors is to enhance the Company's ability to attract and retain qualified directors. Each director of the Company who is not an officer or director of the Company will be granted annually an option to purchase up to 7,500 shares of Class B Common Stock. The Non-Qualified Stock Option Plan for non-employee directors is administered by the Management Personnel Committee, which determines the number of shares underlying an option grant and the exercise price per share (approximately the market price at the time of the option grant).

    If a quorum is present, the affirmative vote of a majority of the votes cast is required to approve the amendment to the Non-Qualified Stock Option Plan for non-employee directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

                 APPOINTMENT OF INDEPENDENT AUDITORS OF COMPANY
                                  (ITEM EIGHT)

    The Board of Directors has appointed Ernst & Young LLP, certified public accountants, as independent auditors of the Company and its subsidiaries for the year ending December 31, 1996. The appointment of this firm was recommended to the Board by the Audit Committee.

    Ernst & Young LLP has served the Company and its subsidiaries in this capacity since 1967. The firm has advised the Company that neither the firm nor any of its partners holds any direct financial interest or any material indirect financial interest in the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

    One or more representatives of Ernst & Young LLP will be present at this year's Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

    The Board of Directors recommends the appointment of Ernst & Young LLP as independent auditors for the Company. If the appointment is not approved by a majority of the votes cast at the meeting on this proposal, the appointment of independent auditors will be reconsidered by the Board.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF AUDITORS.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS OF THE COMPANY

INTRODUCTION

    The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's consolidated financial statements and notes thereto included elsewhere in this Proxy Statement.


    The Company derives its revenues from its television broadcasting and publishing operations. As a result of the Kentucky Acquisition (as defined) in 1994 and the Augusta Acquisition, which was completed in January 1996, the proportion of the Company's revenues derived from television broadcasting has increased and this proportion will continue to increase as a result of the Phipps Acquisition, which is expected to occur by September 1996. As a result of the higher operating margins associated with the Company's television broadcasting operations, the profit contribution of these operations as a percentage of revenues has exceeded, and is expected to continue to exceed, the profit contribution of the Company's publishing operations. Set forth below, for the periods indicated, is certain information concerning the relative contributions of the Company's television broadcasting and publishing operations (dollars in thousands):


                                                                                                                 SIX
                                                                                                               MONTHS
                                                                                                                ENDED
                                                          YEAR ENDED DECEMBER 31,                             JUNE 30,
                                ----------------------------------------------------------------------------  ---------
                                          1993                      1994                      1995              1995
                                ------------------------  ------------------------  ------------------------  ---------
                                            PERCENT OF                PERCENT OF                PERCENT OF
                                 AMOUNT        TOTAL       AMOUNT        TOTAL       AMOUNT        TOTAL       AMOUNT
                                ---------  -------------  ---------  -------------  ---------  -------------  ---------
TELEVISION BROADCASTING
Revenues                        $15,003.7        59.8%    $22,826.4        62.5%    $36,750.0        62.7%    $18,260.9
Operating income (1)              4,070.6        66.9       6,556.0        78.4      10,585.2        94.1       5,416.1
PUBLISHING
Revenues                        $10,109.4        40.2%    $13,692.0        37.5%    $21,866.2        37.3%    $10,046.1
Operating income (1)              2,009.1        33.1       1,804.0        21.6         660.2         5.9         972.2


                                                         1996
                                               ------------------------
                                 PERCENT OF                PERCENT OF
                                    TOTAL       AMOUNT        TOTAL
                                -------------  ---------  -------------
TELEVISION BROADCASTING
Revenues                              64.5%    $24,251.9        68.3%
Operating income (1)                  84.8       7,757.3        85.9
PUBLISHING
Revenues                              35.5%    $11,261.8        31.7%
Operating income (1)                  15.2       1,272.7        14.1


- - ----------------------------------
(1)  Excludes any allocation of corporate and administrative expenses.

TELEVISION BROADCASTING

    Set forth below are the principal types of broadcasting revenues earned by the Company's television stations for the periods indicated and the percentage contribution of each to total Company revenues (dollars in thousands):

                                                                                                                 SIX
                                                                                                               MONTHS
                                                                                                                ENDED
                                                          YEAR ENDED DECEMBER 31,                             JUNE 30,
                                ----------------------------------------------------------------------------  ---------
                                          1993                      1994                      1995              1995
                                ------------------------  ------------------------  ------------------------  ---------
                                            PERCENT OF                PERCENT OF                PERCENT OF
                                           TOTAL COMPANY             TOTAL COMPANY             TOTAL COMPANY
                                 AMOUNT      REVENUES      AMOUNT      REVENUES      AMOUNT      REVENUES      AMOUNT
                                ---------  -------------  ---------  -------------  ---------  -------------  ---------
Net revenues:
  Local                         $ 7,312.3        29.2%    $12,191.4        33.4%    $20,888.1        35.6%    $10,294.6
  National                        6,102.8        24.3       7,804.4        21.4      10,881.1        18.6       5,497.4
  Network compensation            1,286.1         5.1       1,297.5         3.5       2,486.8         4.2       1,247.2
  Political                          17.7         0.1       1,029.0         2.8       1,174.2         2.0         437.9
  Production and other              284.8         1.1         504.1         1.4       1,319.8         2.3         783.8
                                ---------         ---     ---------         ---     ---------         ---     ---------
                                $15,003.7        59.8%    $22,826.4        62.5%    $36,750.0        62.7%    $18,260.9
                                ---------         ---     ---------         ---     ---------         ---     ---------
                                ---------         ---     ---------         ---     ---------         ---     ---------


                                                         1996
                                               ------------------------
                                 PERCENT OF                PERCENT OF
                                TOTAL COMPANY             TOTAL COMPANY
                                  REVENUES      AMOUNT      REVENUES
                                -------------  ---------  -------------
Net revenues:
  Local                               36.4%    $13,745.3        38.7%
  National                            19.4       6,967.9        19.6
  Network compensation                 4.4       1,761.0         5.0
  Political                            1.5         786.3         2.2
  Production and other                 2.8         991.4         2.8
                                       ---     ---------         ---
                                      64.5%    $24,251.9        68.3%
                                       ---     ---------         ---
                                       ---     ---------         ---



    In the Company's broadcasting operations, broadcast advertising is sold for placement either preceding or following a television station's network programming and within local and syndicated programming. Broadcast advertising is sold in time increments and is priced primarily on the basis of a program's popularity among the specific audience an advertiser desires to reach, as measured by Nielsen. In addition, broadcast advertising rates are affected by the number of advertisers competing for the available time, the size and demographic makeup of the market served by the station and the availability of alternative advertising media in the market area. Broadcast advertising rates are the highest during the most desirable viewing hours, with corresponding reductions during other hours. The ratings of a local station affiliated with a major network can be affected by ratings of network programming.



    Most broadcast advertising contracts are short-term, and generally run only for a few weeks. The Company estimates that approximately 56.5% and 56.2%, respectively, of the annual gross revenues of the Company's television stations for the year ended December 31, 1995 and the six months ended June 30, 1996, were generated from local advertising, which is sold by a station's sales staff directly to local accounts, and the remainder primarily represents national advertising, which is sold by a station's national advertising sales representative. The stations generally pay commissions to advertising agencies on local, regional and national advertising and the stations also pay commissions to the national sales representative on national advertising.


    Broadcast advertising revenues are generally highest in the second and fourth quarters of each year, due in part to increases in retail advertising in the spring and in the period leading up to and including the holiday season. In addition, broadcast advertising revenues are generally higher during even numbered election years due to spending by political candidates, which spending typically is heaviest during the fourth quarter.

    The broadcasting operations' primary operating expenses are employee compensation, related benefits and programming costs. In addition, the broadcasting operations incur overhead expenses such as maintenance, supplies, insurance, rent and utilities. A large portion of the operating expenses of the broadcasting operations is fixed.

PUBLISHING

    Set forth below are the principal types of publishing revenues earned by the Company's publishing operations for the periods indicated and the percentage contribution of each to total Company revenues (dollars in thousands):

                                                                                                                 SIX
                                                                                                               MONTHS
                                                                                                                ENDED
                                                          YEAR ENDED DECEMBER 31,                             JUNE 30,
                                ----------------------------------------------------------------------------  ---------
                                          1993                      1994                      1995              1995
                                ------------------------  ------------------------  ------------------------  ---------
                                            PERCENT OF                PERCENT OF                PERCENT OF
                                           TOTAL COMPANY             TOTAL COMPANY             TOTAL COMPANY
                                 AMOUNT      REVENUES      AMOUNT      REVENUES      AMOUNT      REVENUES      AMOUNT
                                ---------  -------------  ---------  -------------  ---------  -------------  ---------
Revenues:
  Retail advertising            $ 5,734.3        22.8%    $ 7,460.3        20.4%    $11,044.2        18.8%    $ 5,089.5
  Classified                      2,336.5         9.3       3,174.2         8.7       5,323.8         9.1       2,493.7
  Circulation                     2,011.8         8.0       2,628.9         7.2       3,783.8         6.5       1,821.6
  Other                              26.8         0.1         428.6         1.2       1,714.4         2.9         641.3
                                ---------         ---     ---------         ---     ---------         ---     ---------
                                $10,109.4        40.2%    $13,692.0        37.5%    $21,866.2        37.3%    $10,046.1
                                ---------         ---     ---------         ---     ---------         ---     ---------
                                ---------         ---     ---------         ---     ---------         ---     ---------


                                                         1996
                                               ------------------------
                                 PERCENT OF                PERCENT OF
                                TOTAL COMPANY             TOTAL COMPANY
                                  REVENUES      AMOUNT      REVENUES
                                -------------  ---------  -------------
Revenues:
  Retail advertising                  18.0%    $ 5,299.8        14.9%
  Classified                           8.8       3,036.5         8.5
  Circulation                          6.4       2,188.6         6.2
  Other                                2.3         736.9         2.1
                                       ---     ---------         ---
                                      35.5%    $11,261.8        31.7%
                                       ---     ---------         ---
                                       ---     ---------         ---


    In the Company's publishing operations, advertising contracts are generally annual and primarily provide for a commitment as to the volume of advertising purchased by a customer. The publishing operations' advertising revenues are primarily generated from retail advertising. As with the broadcasting operations, the publishing operations' revenues are generally highest in the second and fourth quarters of each year.

    The publishing operations' primary operating expenses are employee compensation, related benefits and newsprint costs. In addition, publishing operations incur overhead expenses such as maintenance, supplies, insurance, rent and utilities. A large portion of the operating expenses of the publishing operations is fixed, although the Company has experienced significant variability in its newsprint costs in recent years.

MEDIA CASH FLOW


    The following table sets forth certain operating data for both the broadcast and publishing operations for the years ended December 31, 1993, 1994 and 1995 and the six months ended June 30, 1995 and 1996 (dollars in thousands):



                                                                                                              SIX MONTHS ENDED
                                                                               YEAR ENDED DECEMBER 31,            JUNE 30,
                                                                           -------------------------------  --------------------
                                                                             1993       1994       1995       1995       1996
                                                                           ---------  ---------  ---------  ---------  ---------
Operating income                                                           $ 3,530.7  $ 6,276.4  $ 6,859.7  $ 4,657.5  $ 7,311.2
Add:
  Amortization of program license rights                                       924.9    1,218.0    1,647.0      768.0    1,279.4
  Depreciation and amortization                                              1,564.8    2,141.6    3,958.9    1,821.7    2,900.7
  Corporate overhead                                                         2,326.7    1,958.4    2,258.3    1,012.0    1,570.8
  Non-cash compensation and contributions to the Company's
   401(k) plan, paid in common stock                                          --          109.5    2,612.2      976.4      250.8
Less:
  Payments for program license liabilities                                    (976.2)  (1,181.6)  (1,776.8)    (902.8)  (1,309.3)
                                                                           ---------  ---------  ---------  ---------  ---------
Media Cash Flow (1)                                                        $ 7,370.9  $10,522.3  $15,559.3  $ 8,332.8  $12,003.6
                                                                           ---------  ---------  ---------  ---------  ---------
                                                                           ---------  ---------  ---------  ---------  ---------


- - ----------------------------------

(1) Of Media Cash Flow, $4.9 million, $8.0 million and $13.6 million was attributable to the Company's broadcasting operations in 1993, 1994 and 1995, respectively; and $6.8 million and $9.9 million was attributable to the Company's broadcasting operations during the six months ended June 30, 1995 and 1996, respectively.


    "Media Cash Flow" is defined as operating income from broadcast and publishing operations (and includes paging with regard to the Phipps Business) before income taxes and interest expense, plus depreciation and amortization (including amortization of program license rights), non-cash compensation and corporate overhead, less payments for program license liabilities. The Company has included Media Cash Flow data because such data are commonly used as a measure of performance for broadcast companies and are also used by investors to measure a company's ability to service debt. Media Cash Flow is not, and should not be used as, an indicator or alternative to operating income, net income or cash flow as reflected in the consolidated financial statements of the Company and is not a measure of financial performance under GAAP and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

ACQUISITIONS


    Since 1994, the Company has completed several broadcasting and publishing acquisitions. The operating results of the Company reflect significant increases in substantially all line items between the six months ended June 30, 1995 and 1996, and the years ended December 31, 1994 and 1995. The principal reason for these increases is the acquisition by the Company in January 1996 of the Augusta Business for $35.9 million and the assumption of $1.3 million of liabilities, and in September 1994 of WKYT and WYMT (together, the "Kentucky Business") for $38.1 million and the assumption of $2.3 million of liabilities (the "Kentucky Acquisition"). In addition, during 1994 the Company acquired THE ROCKDALE CITIZEN for approximately $4.8 million (May 1994) and four shoppers for approximately $1.5 million (October 1994) (collectively the "1994 Publishing Acquisitions"), and during 1995 the Company acquired the GWINNETT DAILY POST for approximately $3.7 million (January 1995) and three shoppers for an aggregate purchase price of approximately $1.4 million (September 1995) (collectively the "1995 Publishing Acquisitions"). The 1994 Publishing Acquisitions and the 1995 Publishing Acquisitions are collectively referred to as the "Publishing Acquisitions."


CASH FLOW PROVIDED BY (USED IN) OPERATING, INVESTING AND FINANCING ACTIVITIES.


    The following table sets forth certain operating data for the Company for the years ended December 31, 1993, 1994 and 1995, and for the six months ended June 30, 1995 and 1996.



                                                                            SIX MONTHS ENDED
                                             YEAR ENDED DECEMBER 31,            JUNE 30,
                                         -------------------------------  --------------------
(DOLLARS IN THOUSANDS)                     1993       1994       1995       1995       1996
- - ---------------------------------------  ---------  ---------  ---------  ---------  ---------
Cash flows provided by (used in):
    Operating activities                 $   1,324  $   5,798  $   7,600  $   3,828  $   6,801
    Investing activities                     3,062    (42,770)    (8,929)    (5,377)   (37,490)
    Financing activities                    (4,932)    37,200      1,331      1,208     31,416



SIX MONTHS ENDED JUNE 30, 1996 COMPARED TO SIX MONTHS ENDED JUNE 30, 1995



    REVENUES. Total revenues for the six months ended June 30, 1996 increased $7.2 million, or 25.5%, over the six months ended June 30, 1995, from $28.3 million to $35.5 million. This increase was attributable to (i) the Augusta Acquisition, which occurred on January 4, 1996 and (ii) increases in publishing and broadcasting (excluding the Augusta Acquisition) revenues. The Augusta Acquisition accounted for $4.5 million, or 62.3%, of the revenue increase.



    Broadcast net revenues increased $6.0 million, or 32.8%, over the same period of the prior year, from $18.3 million to $24.3 million. Revenues generated by WRDW accounted for $4.5 million, or 74.9%, of the increase. On a pro forma basis, broadcast net revenues for WRDW for the six months ended June 30, 1996 increased $130,000, or 3.0%, over the same period of the prior year. Broadcast net revenues, excluding the Augusta Acquisition, increased $1.5 million, or 8.2%, over the six months ended June 30, 1995. Approximately $1.1 million, $94,000 and $171,000 of the $1.5 million increase in total broadcast net revenues, excluding the Augusta Acquisition, were due to higher local, national and political advertising spending, respectively. The remaining increase was due to greater tower rental and special projects revenue.



    Publishing revenues increased $1.2 million, or 12.1%, over the six months ended June 30, 1995, from $10.1 million to $11.3 million. Advertising and circulation revenues comprised $766,000 and $367,000, respectively, of the revenue increase. The increase in advertising revenue was primarily the result of linage increases in classified advertising and retail rate increases. The increase in circulation revenue can be attributed primarily to price increases over the same period of the prior year at two of the Company's publishing operations and the conversion of the GWINNETT DAILY POST to a five-day-a-week paper. Approximately $81,000 of the publishing revenue increase was the result of higher special events revenue.

    OPERATING EXPENSES. Operating expenses for the six months ended June 30, 1996 increased $4.6 million, or 19.3%, over the six months ended June 30, 1995, from $23.6 million to $28.2 million, due to the Augusta Acquisition and increased expenses at the broadcasting and publishing operations, as well as increased corporate and administrative expenses, depreciation and amortization, offset by a reduction in non-cash compensation paid in Class A Common Stock.



    Broadcasting expenses for the six months ended June 30, 1996 increased $3.0 million, or 26.4%, over the same period of the prior year, from $11.4 million to $14.4 million. This increase was primarily attributable to the Augusta
Acquisition. On a pro forma basis, broadcast expenses for WRDW for the six months ended June 30, 1996 decreased $129,000, or 4.5%, over the same period of 1995, from $2.9 million to $2.8 million. Broadcasting expenses, excluding WRDW, increased $243,000, or 2.1%, primarily as the result of higher payroll related costs.



    Publishing expenses for the six months ended June 30, 1996 increased $603,000, or 7.0%, over the same period of the prior year, from $8.6 million to $9.2 million. This increase resulted primarily from the conversion of the GWINNETT DAILY POST to a five-day-a-week paper and the acquisition of shoppers in September 1995. Newsprint costs increased approximately 12% while consumption of newsprint increased approximately 7%. Payroll related costs, promotional costs, product delivery costs and outside service costs increased over the same period of the prior year.



    Corporate and administrative expenses for the six months ended June 30, 1996 increased $559,000, or 55.2%, over the same period of the prior year, from $1.0 million to $1.6 million. This increase was attributable primarily to the addition of several new officers.



    Depreciation of property and equipment and amortization of intangible assets was $2.9 million for the six months ended June 30, 1996, compared to $1.8 million for the same period of the prior year, an increase of $1.1 million or 59.2%. This increase was primarily the result of higher depreciation and amortization costs related to the Augusta Acquisition and $3.3 million of capital expenditures made in 1995.



    Non-cash compensation  paid  in Class  A  Common Stock  resulting  from  the
Company's employment agreement with its current President and the Separation Agreement (as defined) with its former chief executive officer decreased $696,000, or 85.3%, for the six months ended June 30, 1996, from $816,000 to $120,000. This decrease resulted from the Company's award in 1995 of 150,000 shares of Class A Common Stock to its former chief executive officer. The expense for such award was recognized in 1995 (including $696,000 recognized in the six months ended June 30, 1995).



    INTEREST EXPENSE. Interest expense increased $1.7 million, or 60.6%, from $2.8 million for the six months ended June 30, 1995 to $4.4 million for the six months ended June 30, 1996. This increase was attributable primarily to increased levels of debt resulting from the financing of the Augusta Acquisition.



    NET INCOME. Net income for the Company was $1.8 million for the six months ended June 30, 1996, compared with $1.2 million for the same period in 1995, an increase of $620,000 or 52.5%.


YEAR ENDED DECEMBER 31, 1995 COMPARED TO YEAR ENDED DECEMBER 31, 1994


    REVENUES. Total revenues for the year ended December 31, 1995 increased $22.1 million, or 60.5%, over the year ended December 31, 1994, from $36.5 million to $58.6 million. This increase was attributable to (i) the effect of owning the Kentucky Business for all of 1995 versus the last four months of 1994 ($12.9 million), (ii) the Publishing Acquisitions ($6.4 million) and (iii) increases in total revenues of the Company (excluding the Kentucky Business and the Publishing Acquisitions). The Kentucky Acquisition and the Publishing Acquisitions accounted for $19.3 million, or 87.3%, of the revenue increase.


    Broadcast net revenues increased $13.9 million, or 61.0%, over the prior year, from $22.8 million to $36.7 million. Revenues generated by the Kentucky
Acquisition accounted for $12.9 million, or 92.8%, of the increase. On a pro forma basis, broadcast net revenues for the Kentucky Business for the year ended December 31, 1995 increased $2.7 million, or 16.1%, over the year ended December 31, 1994, from $16.6 million to $19.3 million. Broadcast net revenues, excluding the Kentucky Acquisition, increased 6.1%, or $1.0 million, over the prior year. Approximately $889,000 and $304,000 of the $1.0 million increase in total broadcast net revenues, excluding the Kentucky Acquisition, were due to higher local and national advertising spending, respectively. Approximately $417,000 of the $1.0 million increase in total broadcast net revenues, excluding the Kentucky Acquisition, is a result of higher network compensation negotiated by the Company with CBS and NBC. These increases were offset by a $617,000 decrease in political advertising revenues associated with cyclical political activity.

    Publishing revenues increased $8.2 million, or 59.7%, over the prior year, from $13.7 million to $21.9 million. Approximately $6.4 million or 77.8% of the increase was due to the Publishing Acquisitions. Publishing revenues, excluding the Publishing Acquisitions, increased $1.8 million, or 15.5%, over the prior year. Advertising and circulation revenue, excluding the Publishing Acquisitions, comprised approximately $885,000 and $511,000, respectively, of the revenue increase. This increase in circulation revenue can be attributed primarily to price increases over the prior year. This increase in classified advertising, excluding the Publishing Acquisitions, was primarily the result of rate and linage increases. Approximately $417,000 of the revenue increase, excluding the Publishing Acquisitions, was the result of higher special events and commercial printing revenues.


    OPERATING EXPENSES. Operating expenses for the year ended December 31, 1995 increased $21.5 million, or 71.1%, over the year ended December 31, 1994, from $30.2 million to $51.7 million, primarily due to the Kentucky Acquisition ($9.8 million) and the Publishing Acquisitions ($7.6 million).


    Broadcasting expenses increased $8.3 million, or 56.1%, over the prior year, from $14.9 million to $23.2 million. The increase was attributable primarily to the Kentucky Acquisition. On a pro forma basis, broadcast expenses for the Kentucky Business for the year ended December 31, 1995 increased $1.5 million, or 14.3%, over the year ended December 31, 1994, from $10.7 million to $12.2 million. The increase in broadcast expenses for the Kentucky Business can be attributed primarily to increased payroll related costs and sales commissions. Broadcasting expenses, excluding the Kentucky Acquisition, remained relatively constant primarily as a result of lower syndicated film programming costs offset by higher payroll related costs.

    Publishing expenses increased $8.8 million, or 78.7%, over the prior year, from $11.2 million to $20.0 million. Approximately $7.1 million, or 80.6%, of the increase was due to the Publishing Acquisitions. Publishing expenses, excluding the Publishing Acquisitions, increased $1.7 million, or 18.5%, primarily due to a 40% increase in newsprint cost, increased payroll related costs and product delivery and promotion costs.


    Corporate and administrative expenses increased $300,000, or 15.3%, over the prior year, from $2.0 million to $2.3 million. This increase was attributable primarily to the Separation Agreement with the Company's former chief executive officer, which resulted in a $440,000 charge to expense.


    Depreciation of property and equipment and amortization of intangible assets was $3.9 million for the year ended December 31, 1995, compared to $2.1 million for the prior year, an increase of $1.8 million, or 84.9%. This increase was primarily the result of higher depreciation and amortization costs related to the Kentucky Acquisition and the Publishing Acquisitions.


    Non-cash compensation paid in Class A Common Stock resulted from the Company's employment agreements with its current President and its former chief executive officer. The current President's employment agreement provides him with 122,034 shares of Class A Common Stock if his employment continues until September 1999. The Company will recognize $1.2 million of compensation expense for this award ratably over such five-year period. This agreement resulted in a charge to expense of $240,000 for the year ended December 31, 1995 as compared to $80,000 for the year ended December 31, 1994. In addition, the Company awarded 150,000 shares of Class A Common Stock, pursuant to an employment agreement with its former chief executive officer, which resulted in an expense of $2.1 million, all of which was recognized in 1995.


    INTEREST EXPENSE. Interest expense increased $3.5 million, or 182.8%, from $1.9 million for the year ended December 31, 1994 to $5.4 million for the year ended December 31, 1995. This increase was attributable primarily to increased levels of debt resulting from the financing of the Kentucky Acquisition and the Publishing Acquisitions. The Company entered into a $25 million notional amount five year interest rate swap agreement on June 2, 1995, to effectively convert a portion of its floating rate debt to a fixed rate basis. The interest rate swap fixed the LIBOR base rate of the Old Credit Facility at 6.105% for the notional amount. Under the terms of the interest rate swap, amounts were paid to or received from Society National Bank ("Society"), the other party to the swap, on a quarterly basis. The calculation of these amounts was based upon a comparison of the results of multiplying the notional amount by (i) 6.105% and
(ii) Society's current three-month LIBOR rate. If Society's current three-month LIBOR rate was lower than 6.105%, the Company paid Society the difference. If Society's current three-month LIBOR rate was higher than 6.105%, Society paid the Company the difference. Since the inception of the interest rate swap agreement, the three-month LIBOR rates charged by Society have been consistent with the three-month LIBOR rates published in THE WALL STREET JOURNAL. The Company recorded approximately $34,000 of interest expense relative to the interest rate swap in 1995. The effective interest rate of the Old Credit Facility and interest rate swap at December 31, 1995 was approximately 8.64% and 9.10%, respectively.



    NET  INCOME.   Net income for  the Company  was $931,000 for  the year ended
December 31, 1995, compared with $2.8 million for the year ended December 31, 1994, a decrease of $1.8 million.


YEAR ENDED DECEMBER 31, 1994 COMPARED TO YEAR ENDED DECEMBER 31, 1993

    REVENUES. Total revenues for the year ended December 31, 1994 increased $11.4 million or 45.4% over the year ended December 31, 1993, from $25.1 million to $36.5 million. Excluding the Kentucky Acquisition and the 1994 Publishing Acquisitions, the increase was $3.1 million or 12.3%.

    Broadcast net revenues increased $7.8 million or 52.1% over the prior year, from $15.0 million to $22.8 million. Broadcast net revenues, excluding the Kentucky Acquisition, increased 9.8% or $1.5 million over the prior year. The Kentucky Acquisition contributed $6.3 million to this increase. Excluding the Kentucky Acquisition, approximately $921,000 of the $1.5 million increase was a result of higher levels of political advertising spending due to cyclical election activity in the Company's broadcast markets. Excluding the Kentucky Acquisition, local and national advertising contributed an additional $668,000 to the revenue increase. These increases were offset by decreased network compensation related to the preemption of network programming in favor of local advertising.

    Publishing revenues increased $3.6 million or 35.4% over the prior year, from $10.1 million to $13.7 million. The 1994 Publishing Acquisitions contributed $2.0 million to this increase. Publishing revenues, excluding the 1994 Publishing Acquisitions, increased $1.6 million over the prior year. Advertising and circulation revenues comprised $833,000 and $436,000, respectively, of the revenue increase. Special events and commercial printing services accounted for $344,000 of the revenue increase.

    OPERATING EXPENSES. Operating expenses for the year ended December 31, 1994 increased $8.7 million or 40.1% over the year ended December 31, 1993, from $21.6 million to $30.3 million, attributable primarily to the Kentucky Acquisition ($4.4 million) and the 1994 Publishing Acquisitions ($2.1 million).

    Broadcasting expenses increased $4.8 million or 48.2% over the prior year, from $10.0 million to $14.8 million primarily due to the Kentucky Acquisition. Broadcasting expenses, excluding the Kentucky Acquisition, increased approximately $1.0 million, or 10.0%, over the prior year from $10.0 million to $11.0 million. This increase was attributable to increased payroll related costs associated with improvement of news programming, costs associated with coverage of the 1994 flood in Albany, Georgia and other costs related to on-air product upgrades at the stations.

    Publishing expenses increased $3.5 million or 46.1% over the prior year, from $7.7 million to $11.2 million primarily as a result of the 1994 Publishing Acquisitions. Publishing expenses, excluding the 1994 Publishing Acquisitions, increased approximately $1.6 million or 20.9% during the year ended December 31, 1994, as compared to the prior year. This increase was primarily attributable to an 11.9% increase in newsprint usage, payroll related costs and other product improvement costs associated with format changes and expanded market coverage of THE ALBANY HERALD.

    Corporate and administrative expenses decreased $368,000 or 15.8% during the year ended December 31, 1994, from $2.3 million to $1.9 million. This decrease can be attributed to lower professional fees and related expenses.

    Depreciation of property and equipment and amortization of intangible assets was $2.2 million for the year ended December 31, 1994 compared to $1.6 million for the prior year, an increase of $577,000 or 36.9%. This increase was due principally from the depreciation and amortization expense related to the assets acquired in the Kentucky Acquisition and 1994 Publishing Acquisitions.

    INTEREST EXPENSE. Interest expense was $1.9 million for the year ended December 31, 1994 compared to $985,000 for the prior year, an increase of $938,000 or 95.3%. This increase was due primarily to increased levels of debt resulting from the financing of the Kentucky Acquisition and the 1994 Publishing Acquisitions. At December 31, 1993 and 1994 the Company's outstanding debt was $7.3 million and $52.9 million, respectively.


    NET INCOME. Net income for the Company was $2.8 million for the year ended December 31, 1994, compared with $2.6 million for the year ended December 31, 1993, an increase of $200,000.


RESULTS OF OPERATIONS OF THE PHIPPS BUSINESS

INTRODUCTION

    The following analysis of the financial condition and results of operations of the Phipps Business should be read in conjunction with the Phipps Business's consolidated financial statements and notes thereto included elsewhere in this Prospectus.

    The Phipps Business derives its revenues from its television broadcasting operations which consist of two CBS-affiliated television stations serving Tallahassee, Florida/Thomasville, Georgia and Knoxville, Tennessee, a satellite broadcasting business based in Tallahassee, Florida and a paging business also based in Tallahassee, Florida.

    Set   forth  below,  for  the  periods  indicated,  is  certain  information concerning the relative contributions of the Phipps Business's broadcasting (including satellite broadcasting) and paging operations (dollars in thousands):

                                                                                                                 SIX
                                                                                                               MONTHS
                                                                                                                ENDED
                                                          YEAR ENDED DECEMBER 31,                             JUNE 30,
                                ----------------------------------------------------------------------------  ---------
                                          1993                      1994                      1995              1995
                                ------------------------  ------------------------  ------------------------  ---------
                                            PERCENT OF                PERCENT OF                PERCENT OF
                                 AMOUNT        TOTAL       AMOUNT        TOTAL       AMOUNT        TOTAL       AMOUNT
                                ---------  -------------  ---------  -------------  ---------  -------------  ---------
TELEVISION BROADCASTING
Revenues                        $19,460.1        83.7%    $21,524.3        83.4%    $22,424.1        82.1%    $10,774.3
Operating income (1)              6,636.4        92.8       9,297.9        91.6       9,635.3        90.4       4,656.5

PAGING
Revenues                         $3,787.9        16.3%     $4,276.6        16.6%     $4,897.5        17.9%     $2,422.9
Operating income (1)                512.7         7.2         855.1         8.4       1,026.9         9.6         628.8


                                                         1996
                                               ------------------------
                                 PERCENT OF                PERCENT OF
                                    TOTAL       AMOUNT        TOTAL
                                -------------  ---------  -------------
TELEVISION BROADCASTING
Revenues                              81.6%    $11,345.7        80.5%
Operating income (1)                  88.1       4,740.0        88.3%
PAGING
Revenues                              18.4%     $2,743.5        19.5%
Operating income (1)                  11.9         627.1        11.7


- - ----------------------------------
(1)  Excludes any allocation of corporate and administrative expenses.

TELEVISION BROADCASTING AND PAGING REVENUES

    Set forth below are the principal types of broadcast net revenues earned by the Phipps Business's television stations (including the satellite broadcasting operation) for the periods indicated and the percentage contribution of each to the Phipps Business's total revenues (dollars in thousands):

                                                                                                                   SIX
                                                                                                                 MONTHS
                                                                                                                  ENDED
                                                            YEAR ENDED DECEMBER 31,                             JUNE 30,
                                  ----------------------------------------------------------------------------  ---------
                                            1993                      1994                      1995              1995
                                  ------------------------  ------------------------  ------------------------  ---------
                                              PERCENT OF                PERCENT OF                PERCENT OF
                                                 TOTAL                     TOTAL                     TOTAL
                                               REVENUES                  REVENUES                  REVENUES
                                               OF PHIPPS                 OF PHIPPS                 OF PHIPPS
                                   AMOUNT      BUSINESS      AMOUNT      BUSINESS      AMOUNT      BUSINESS      AMOUNT
                                  ---------  -------------  ---------  -------------  ---------  -------------  ---------
TELEVISION BROADCASTING
Net revenues:
  Local                            $9,732.8        41.9%    $10,412.2        40.4%    $11,149.2        40.8%     $5,359.3
  National                          7,057.2        30.4       7,217.0        27.9       7,844.9        28.7       3,808.7
  Network compensation              1,164.6         5.0       1,433.2         5.6       1,740.1         6.4         802.2
  Political                             9.1         0.0       1,147.1         4.4          33.9         0.1           7.7
  Production and other (1)          1,496.4         6.4       1,314.8         5.1       1,656.0         6.1         796.4
                                  ---------         ---     ---------         ---     ---------         ---     ---------
                                  $19,460.1        83.7%    $21,524.3        83.4%    $22,424.1        82.1%    $10,774.1
                                  ---------         ---     ---------         ---     ---------         ---     ---------
                                  ---------         ---     ---------         ---     ---------         ---     ---------


                                                           1996
                                                 ------------------------
                                   PERCENT OF                PERCENT OF
                                      TOTAL                     TOTAL
                                    REVENUES                  REVENUES
                                    OF PHIPPS                 OF PHIPPS
                                    BUSINESS      AMOUNT      BUSINESS
                                  -------------  ---------  -------------
TELEVISION BROADCASTING
Net revenues:
  Local                                 40.6%     $5,788.6        41.1%
  National                              28.9       3,597.7        25.5
  Network compensation                   6.1         819.5         5.8
  Political                               --         239.2         1.7
  Production and other (1)               6.0         900.7         6.4
                                       -----     ---------       -----
                                        81.6%    $11,345.7        80.5%
                                       -----     ---------       -----
                                       -----     ---------       -----


- - ----------------------------------
(1)  Includes satellite broadcasting business.

    Set forth below are the principal types of revenues earned by the Phipps Business's paging operations for the periods indicated and the percentage contribution of each to the Phipps Business's total revenues (dollars in thousands):

                                                                                                                   SIX
                                                                                                                 MONTHS
                                                                                                                  ENDED
                                                            YEAR ENDED DECEMBER 31,                             JUNE 30,
                                  ----------------------------------------------------------------------------  ---------
                                            1993                      1994                      1995              1995
                                  ------------------------  ------------------------  ------------------------  ---------
                                              PERCENT OF                PERCENT OF                PERCENT OF
                                                 TOTAL                     TOTAL                     TOTAL
                                               REVENUES                  REVENUES                  REVENUES
                                               OF PHIPPS                 OF PHIPPS                 OF PHIPPS
                                   AMOUNT      BUSINESS      AMOUNT      BUSINESS      AMOUNT      BUSINESS      AMOUNT
                                  ---------  -------------  ---------  -------------  ---------  -------------  ---------
PAGING
Net revenues:
  Paging lease and service         $3,741.6        16.1%     $4,201.4        16.3%     $5,004.9        18.3%     $2,485.3
  Other income (expense), net          46.3         0.2          75.2         0.3        (107.4)       (0.4)        (62.4)
                                  ---------         ---     ---------         ---     ---------         ---     ---------
                                   $3,787.9        16.3%     $4,276.6        16.6%     $4,897.5        17.9%     $2,422.9
                                  ---------         ---     ---------         ---     ---------         ---     ---------
                                  ---------         ---     ---------         ---     ---------         ---     ---------


                                                           1996
                                                 ------------------------
                                   PERCENT OF                PERCENT OF
                                      TOTAL                     TOTAL
                                    REVENUES                  REVENUES
                                    OF PHIPPS                 OF PHIPPS
                                    BUSINESS      AMOUNT      BUSINESS
                                  -------------  ---------  -------------
PAGING
Net revenues:
  Paging lease and service              18.9%     $2,922.8        20.8%
  Other income (expense), net           (0.5)       (179.3)       (1.3)
                                       -----     ---------         ---
                                        18.4%     $2,743.5        19.5%
                                       -----     ---------         ---
                                       -----     ---------         ---

MEDIA CASH FLOW


    The following table sets forth certain operating data for the broadcast and paging operations for the years ended December 31, 1993, 1994 and 1995 and for the six months ended June 30, 1995 and 1996 (dollars in thousands):



                                                                                                       SIX MONTHS ENDED JUNE
                                                                     YEAR ENDED DECEMBER 31,                    30,
                                                             ----------------------------------------  ----------------------
                                                                 1993          1994          1995         1995        1996
                                                             ------------  ------------  ------------  ----------  ----------
Operating income                                                 $4,686.9      $7,667.6      $7,381.8    $3,746.4    $4,632.6
Add:
  Amortization of program license rights                          1,552.4       1,021.4         844.8       422.4       463.9
  Depreciation and amortization                                   2,836.0       2,672.2       3,120.4     1,435.5     1,530.0
  Corporate overhead                                              2,462.2       2,485.4       3,280.4     1,538.7       734.5
Less:
  Payments for program license liabilities                       (1,072.0)       (863.3)       (931.0)     (464.5)     (592.0)
                                                             ------------  ------------  ------------  ----------  ----------
Media Cash Flow (1)                                             $10,465.5     $12,983.3     $13,696.4    $6,678.5    $6,769.0
                                                             ------------  ------------  ------------  ----------  ----------
                                                             ------------  ------------  ------------  ----------  ----------


- - ------------------------

(1) Of Media Cash Flow, $9.2 million, $11.5 million and $11.9 million was attributable to the Phipps Business's broadcasting operations in 1993, 1994 and 1995, respectively. Of Media Cash Flow, $5.7 million and $5.8 million was attributable to the Phipps Business's broadcasting operations for the six months ended June 30, 1995 and 1996, respectively.


CASH FLOW PROVIDED BY (USED IN) OPERATING, INVESTING AND FINANCING ACTIVITIES.


    The following table sets forth certain operating data for the Phipps Business for the years ended December 31, 1993, 1994 and 1995 and for the six months ended March 31, 1995 and 1996.



                                                                                     SIX MONTHS ENDED
                                                      YEAR ENDED DECEMBER 31,            JUNE 30,
                                                  -------------------------------  --------------------
(DOLLARS IN THOUSANDS)                              1993       1994       1995       1995       1996
                                                  ---------  ---------  ---------  ---------  ---------
Cash flows provided by (used in):
  Operating activities                            $   7,397  $   9,808  $   9,259  $   4,136  $   6,190
  Investing activities                               (2,953)    (2,506)    (3,828)    (3,152)      (840)
  Financing activities                               (4,418)    (7,233)    (4,906)      (917)    (5,309)



SIX MONTHS ENDED JUNE 30, 1996 COMPARED TO SIX MONTHS ENDED JUNE 30, 1995



    REVENUES. Total revenues for the six months ended June 30, 1996 increased $893,000, or 6.8%, over the six months ended June 30, 1995, from $13.2 million to $14.1 million. This increase was attributable to an improvement in local and political advertising revenue in the broadcasting operations and the implementation of a reseller program in the paging operations.



    Broadcast net revenues increased $572,000, or 5.3%, over the same period of the prior year, from $10.8 million to $11.4 million. Approximately $429,000, $17,000, $232,000 and $104,000 of the increase in total broadcast net revenues was due to higher local advertising revenue, network compensation, political advertising revenue and production revenues, respectively, offset by a $211,000 decrease in national advertising revenue. In addition, revenues generated from satellite broadcasting operations increased due to additional equipment coming on line.



    Net paging revenues increased $321,000, or 13.2%, over the same period of the prior year, from $2.4 million to $2.7 million. The increase was attributable primarily to higher sales volume generated by a reseller program implemented during 1995.

    OPERATING EXPENSES. Operating expenses for the six months ended June 30, 1996 remained relatively unchanged from the six months ended June 30, 1995. An increase of $716,000 in broadcast and paging expenses was offset by a reduction in management fees of $804,000.



    Broadcasting expenses increased $347,000, or 6.9%, over the same period of the prior year, from $5.1 million to $5.4 million. The increase was attributable primarily to higher payroll and related costs, higher levels of other expenditures in the sales and news departments and additional costs associated with new equipment.



    Paging expenses increased $369,000, or 26.1%, over the same period of the prior year, from $1.4 million to $1.8 million. The increase was attributable primarily to higher payroll, sales and operating costs associated with revenue growth.



    Management fees for the six months ended June 30, 1996 decreased $804,000, or 52.3%, from the same period of the prior year, from $1.5 million to $734,000. The decrease was attributable to lower personnel costs and the termination of certain executive benefit plans.



    Depreciation of property and equipment and amortization of intangible assets for the six months ended June 30, 1996 increased $94,000, or 6.6%, over the same period of the prior year, from $1.4 million to $1.5 million. This increase was primarily the result of higher depreciation costs relating to property and equipment purchases and higher amortization of intangible assets in connection with the purchase of certain minority interests of WKXT in Knoxville, Tennessee.



    INTEREST EXPENSE.   Interest expense  decreased $64,000, or  29.1% from  the
same period of the prior year from $223,000 to $158,000.



    NET INCOME. The net income for the Phipps Business was $4.2 million for the six months ended June 30, 1996 compared with $3.3 million for the six months ended June 30, 1995, an increase of $910,000, or 27.9%.


YEAR ENDED DECEMBER 31, 1995 COMPARED TO YEAR ENDED DECEMBER 31, 1994

    REVENUES. Total revenues for the year ended December 31, 1995 increased $1.5 million, or 5.9%, over the year ended December 31, 1994, from $25.8 million to $27.3 million. This increase was attributable to an improvement in local and national advertising revenue in the broadcasting operations and the implementation of a reseller program in the paging operations.

    Broadcast net revenues increased $900,000, or 4.2%, over the prior year, from $21.5 million to $22.4 million. Approximately $737,000, $628,000, $307,000 and $341,000 of the increase in total broadcast net revenues was due to higher local advertising revenue, national advertising revenue, network compensation and production revenues, respectively, offset by a $1.1 million decrease in political advertising spending associated with cyclical political activity. In addition, revenues generated from satellite broadcasting operations increased due to additional equipment coming on line.


    Net paging revenues increased $620,000, or 14.5%, over the prior year, from $4.3 million to $4.9 million. The increase was attributable primarily to higher sales volume generated by a reseller program implemented during 1995.


    OPERATING EXPENSES. Operating expenses for the year ended December 31, 1995 increased $1.8 million, or 10.0%, over the year ended December 31, 1994, from $18.1 million to $19.9 million. The increase was attributable primarily to higher payroll and related costs and sales expenses and commissions associated with higher sales volumes, increased corporate overhead and depreciation and amortization costs.

    Broadcasting expenses increased $276,000, or 2.7%, over the prior year, from $10.2 million to $10.5 million. The increase was attributable primarily to higher payroll and related costs offset by lower syndicated film programming costs.

    Paging expenses increased $288,000, or 10.4%, over the prior year, from $2.8 million to $3.1 million. The increase was attributable primarily to higher payroll, sales and operating costs associated with revenue growth.


    Management fees for the year ended December 31, 1995 increased $794,000 or 32.0% over the year ended December 31, 1994, from $2.5 million to $3.3 million. The increase was attributable to higher personnel costs and overhead allocation.


    Depreciation of property and equipment and amortization of intangible assets for the year ended December 31, 1995 increased $448,000, or 16.8%, over the year ended December 31, 1994, from $2.7 million to $3.1 million. This increase was primarily the result of higher depreciation costs relating to property and equipment purchases and higher amortization of intangible assets in connection with the purchase of certain minority interests of WKXT in Knoxville, Tennessee.

    INTEREST EXPENSE. Interest expense remained relatively unchanged from year to year.


    NET INCOME. Net income for the Phipps Business was $6.3 million for the year ended December 31, 1995 compared with $7.2 million for the year ended December 31, 1994, a decrease of $871,000.


YEAR ENDED DECEMBER 31, 1994 COMPARED TO YEAR ENDED DECEMBER 31, 1993

    REVENUES. Total revenues for the year ended December 31, 1994 increased $2.6 million, or 11.0%, over the year ended December 31, 1993, from $23.2 million to $25.8 million. This increase was attributable to higher local, national and political advertising as well as an increase in network compensation. In addition, paging revenues increased as geographic coverage expanded.


    Broadcast net revenues increased $2.1 million, or 10.6%, over the prior year, from $19.4 million to $21.5 million. Approximately $679,000 and $160,000 of the $2.1 million increase in total broadcast net revenues is due to higher local and national advertising spending, respectively. Approximately $269,000 and $1.1 million of the $2.1 million increase is due to higher network compensation and political advertising revenues associated with cyclical political activity, respectively, offset by a $182,000 decrease in satellite broadcasting revenues.


    Net paging revenues increased $489,000, or 12.9%, over the prior year, from $3.8 million to $4.3 million. The increase was attributable primarily to higher sales volume due to increased geographical coverage.

    OPERATING EXPENSES. Operating expenses for the year ended December 31, 1994 decreased $428,000, or 2.3%, from the year ended December 31, 1993, from $18.6 million to $18.2 million. The decrease was attributable primarily to lower syndicated programming costs, offset by slightly higher paging expenses due to higher sales volume and lower depreciation and amortization.

    Broadcasting expenses decreased $523,000, or 4.9%, from the prior year, from $10.7 million to $10.2 million. The decrease was attributable primarily to the write-off of certain syndicated programming in 1993 that was not being utilized.


    Paging expenses increased $235,000, or 9.3%, over the prior year, from $2.5 million to $2.7 million. The increase was attributable primarily to costs associated with higher sales volume.


    Corporate and administrative expenses remained relatively unchanged from year to year.


    Depreciation of property and equipment and amortization of intangible assets for the year ended December 31, 1994 decreased $164,000, or 5.8%, from the year ended December 31, 1993, from $2.8 million to $2.6 million. This decrease was primarily the result of the completion of depreciation for certain items of equipment purchased in 1988.


    INTEREST EXPENSE. Interest expense for the year ended December 31, 1994 decreased $152,000 or 24.0% from the year ended December 31, 1993, from $632,000 to $480,000. This decrease was attributable primarily to lower levels of debt associated with WKXT.

    NET INCOME. Net income for the Phipps Business was $7.2 million for the year ended December 31, 1994, compared with $3.9 million for the year ended December 31, 1993, an increase of $3.3 million.

LIQUIDITY AND CAPITAL RESOURCES


    Following the consummation of the KTVE Sale, the Phipps Acquisition, the Financing, the Stock Offering, and the Note Offering, the Company will be highly leveraged. The Company anticipates that its principal uses of cash for the next several years will be working capital and debt service requirements, cash dividends, capital expenditures and expenditures related to additional acquisitions. The Company anticipates that its operating cash flow, together with borrowings available under the Old Credit Facility or the Senior Credit Facility, will be sufficient for such purposes for the remainder of 1996 and for 1997.



    The Company's working capital (deficiency) was $1.1 million, $(221,000) and $3.5 million at December 31, 1994 and 1995 and June 30, 1996, respectively. The working capital of the Phipps Business was $1.4 million, $2.6 million and $2.9 million at December 31, 1994 and 1995 and June 30, 1996, respectively. The Company's cash provided from operations was $5.8 million and $7.6 million for the years ended December 31, 1994 and 1995, respectively, and $3.8 million and $6.8 million for the six months ended June 30, 1995 and 1996, respectively. The Phipps Business's cash provided from operations was $9.8 million and $9.3 million for the years ended December 31, 1994 and 1995, respectively, and $4.1 million and $6.2 million for the six months ended June 30, 1995 and 1996, respectively.



    The Company was provided with $3.0 million in cash in 1993 from investing activities and used $42.8 million and $8.9 million of cash in investing activities in 1994 and 1995, respectively. The change of $45.8 million from 1993 to 1994 was due primarily to the Kentucky Acquisition and the 1994 Publishing Acquisitions. The change of $33.9 million from 1994 to 1995 was due primarily to the Kentucky Acquisition and the 1994 Publishing Acquisitions, partially offset by the 1995 Publishing Acquisitions and the deferred costs related to the Augusta Acquisition. The Phipps Business's cash used in investing activities was $2.5 million and $3.8 million in 1994 and 1995, respectively. The Company's cash used in investing activities was $5.4 million and $37.5 million for the six months ended June 30, 1995 and 1996, respectively. The increased usage of $32.1 million was due primarily to the Augusta Acquisition. The Phipps Business's cash used in investing activities was $3.2 million and $840,000 for the six months ended June 30, 1995 and 1996, respectively.



    The Company used $4.9 million in cash in 1993, and was provided $37.2 million and $1.3 million in cash by financing activities in 1994 and 1995, respectively. The use of cash in 1993 resulted primarily from the repayment of debt while cash provided by financing activities in 1994 and 1995 was principally  due  to  increased  borrowings  in  1994  to  finance  the Kentucky
Acquisition and the 1994 Publishing Acquisitions, as well as increased borrowings in 1995 to finance the 1995 Publishing Acquisitions and the funding of the deposit for the Augusta Acquisition. On January 4, 1996, the Company acquired the Augusta Business. The cash consideration of approximately $35.9 million, including acquisition costs of approximately $600,000, was financed primarily through long-term borrowings under the Old Credit Facility and through the sale of the 8% Note to Bull Run Corporation. Long-term debt was $54.3 million and $82.8 million at December 31, 1995 and June 30, 1996, respectively. The balance of the Old Credit Facility was $28.4 million and $49.5 million, at December 31, 1995 and June 30, 1996, respectively. The weighted average interest rate of the Old Credit Facility was 8.94% at June 30, 1996. Principal maturities on long-term debt at December 31, 1995 included $2.9 million and $5.0 million for the years ended 1996 and 1997, respectively. The Company anticipates that its operating cash flows, together with borrowings available under the Senior Credit Facility will be sufficient to provide for such payments. For the year ended December 31, 1995, the Augusta Business reported net revenues and broadcast cash flow of $8.7 million and $2.8 million, respectively. The Phipps Business used $7.2 million and $4.9 million in cash for financing activities in 1994 and 1995, respectively. The Company was provided with $1.2 million and $31.4 million in cash by financing activities for the six months ended June 30, 1995 and 1996, respectively, due primarily to the funding of the Gwinnett Acquisition in 1995 and the Augusta Acquisition in 1996. The Phipps Business used $917,000 and $5.3 million in cash for financing activities for the six months ended June 30, 1995 and 1996, respectively.

    Under the terms of the Old Credit Facility, the Company had additional borrowing capacity at June 30, 1996 of approximately $4.8 million. Borrowings under the Senior Credit Facility will be available upon the consummation of the Phipps Acquisition. The availability of funds under the Senior Credit Facility will also be subject to certain conditions, including the maintenance by the Company of certain financial ratios consisting, among others, of a total debt to operating cash flow ratio, a senior debt to operating cash flow ratio, an operating cash flow to total interest expense ratio and an operating cash flow to pro forma debt service ratio. Under the Senior Credit Facility, after giving effect to the consummation of the Note Offering, the Stock Offering, the KTVE Sale and the Phipps Acquisition (of which there can be no assurance), the Company would have additional borrowing capacity of $9.3 million as of June 30, 1996. Under the terms of the Old Credit Facility, the Company is allowed to make $3.0 million of capital expenditures annually. The terms of the Senior Credit Facility will allow for $5.0 million of capital expenditures annually. The Company believes that cash flow from operations will be sufficient to fund such expenditures, which will be adequate for the Company's normal replacement requirements.



    The Company regularly enters into program contracts for the right to broadcast television programs produced by others and program commitments for the right to broadcast programs in the future. Such programming commitments are generally made to replace expiring or canceled program rights. Payments under such contracts are made in cash or the concession of advertising spots for the program provider to resell, or a combination of both. At December 31, 1995, payments on program license liabilities due in 1996 and 1997, which will be paid with cash from operations, were $1.2 million and $110,000, respectively.



    In 1995, the Company made $3.3 million in capital expenditures, relating primarily to the broadcasting operations and paid $1.8 million for program broadcast rights. During the six months ended June 30, 1996, the Company made $1.3 million in capital expenditures, relating primarily to broadcasting operations, and paid $1.3 million for program broadcast rights. During 1995, the Phipps Business made $3.2 million in capital expenditures, and paid $931,000 for program broadcast rights. During the six months ended June 30, 1996, the Phipps Business made $1.6 million in capital expenditures and paid $592,000 for program broadcast rights. The Company anticipates making an aggregate of $3.0 million in capital expenditures and $2.7 million in payments for program broadcast rights during 1996. Subsequent to the consummation of the Phipps Acquisition, the Company anticipates that its annual capital expenditures will approximate $5.0 million.



    In addition to the consummation of the Phipps Acquisition, the Company intends to implement the Financing to increase liquidity and improve operating and financial flexibility. Pursuant to the Financing, the Company will (i) retire approximately $49.5 million principal amount of outstanding indebtedness under the Old Credit Facility, together with accrued interest thereon (ii) retire approximately $25.0 million aggregate principal amount of outstanding indebtedness under the Senior Note, together with accrued interest thereon and a prepayment fee, (iii) issue $10.0 million liquidation preference of its Series A Preferred Stock in exchange for the 8% Note issued to Bull Run Corporation, (iv) issue to Bull Run Corporation $10.0 million liquidation preference of its Series B Preferred Stock with warrants to purchase up to 500,000 shares of Class A Common Stock (representing 10.1% of the currently issued and outstanding Class A Common Stock, after giving effect to the exercise of such warrants) for cash proceeds of $10.0 million and (v) enter into the Senior Credit Facility to provide for a term loan and revolving credit facility aggregating $125.0 million.



    The Old Credit Facility is a $54.3 million line of credit available for working capital requirements and general corporate purposes. The Old Credit Facility matures in March 2003, provides for quarterly amortization, includes certain customary financial covenants and bears interest at a rate of 3.25% over LIBOR at July 31, 1996, subject to adjustment based on the Company's leverage ratio. The Old Credit Facility also requires the Company to use its annual Excess Cash Flow (as defined) to repay indebtedness thereunder at the end of each year. The Old Credit Facility is and the Senior Credit Facility will be guaranteed by each of the Company's subsidiaries and is and will be secured by liens on substantially all of the assets of the Company and its subsidiaries.



    As part of the Financing and as a condition of the Note Offering, the Company will enter into the Senior Credit Facility and the Company has entered into a commitment letter with respect thereto.

    The Company has entered into an agreement with GOCOM Television of Ouachita, L.P. to sell KTVE for approximately $9.5 million in cash plus the amount of the accounts receivable on the date of the closing, which is expected to occur by September 1996, although there can be no assurance with respect thereto. The Company anticipates the gain, net of estimated taxes, and the estimated taxes for the KTVE Sale will aggregate approximately $2.8 million and $2.8 million, respectively.



    In connection with the Phipps Acquisition, the Company will be required to divest WALB and WJHG under current FCC regulations. However, these rules may be revised by the FCC upon conclusion of pending rulemaking proceedings. In order to satisfy applicable FCC requirements, the Company, subject to FCC approval, intends to swap such assets for assets of one or more television stations of comparable value and with comparable broadcast cash flow in a transaction qualifying for deferred capital gains treatment under the "like-kind exchange" provision of Section 1031 of the Code. If the Company is unable to effect such a swap on satisfactory terms within the time period granted by the FCC under the waivers, the Company may transfer such assets to a trust with a view towards the trustee effecting a swap or sale of such assets. Any such trust arrangement would be subject to the approval of the FCC. It is anticipated that the Company would be required to relinquish operating control of such assets to a trustee while retaining the economic risks and benefits of ownership. If the Company or such trust is required to effect a sale of WALB, the Company would incur a significant gain and related tax liability, the payment of which could have a material adverse effect on the Company's ability to acquire comparable assets without incurring additional indebtedness.



    The Company and its subsidiaries file a consolidated federal income tax return and such state or local tax returns as are required. As of June 30, 1996 on a pro forma basis after giving effect to the KTVE Sale, the Stock Offering, the Note Offering, the Financing and the Phipps Acquisition (of which there can be no assurance), the Company anticipates that it will generate taxable operating losses for the foreseeable future.


    The Company does not believe that inflation in past years has had a significant impact on the Company's results of operations nor is inflation expected to have a significant effect upon the Company's business in the near future.

                               OTHER INFORMATION

    All  information  contained  in  this   Proxy  Statement  relating  to   the
occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

         SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT ANNUAL MEETING


    Any proposal of a shareholder of the Company to be presented at the next Annual Meeting of the Shareholders of the Company must be received by the Secretary of the Company at the address set forth below on or before February 27, 1997 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.



    The above Notice and Proxy Statement are sent by order of the Board of Directors.


                                          Robert A. Beizer
                                          SECRETARY


Dated: August 14, 1996

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


PRO FORMA FINANCIAL DATA..................................................   F-3
SELECTED HISTORICAL FINANCIAL DATA........................................  F-15

GRAY COMMUNICATIONS SYSTEMS, INC. (THE "COMPANY")
INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED):
  Condensed Consolidated Balance Sheets at December 31, 1995 and June 30,
   1996...................................................................  F-19
  Condensed Consolidated Statements of Income for the six months ended
   June 30, 1995 and 1996.................................................  F-20
  Condensed Consolidated Statement of Stockholders' Equity for the six
   months ended June 30, 1996.............................................  F-21
  Condensed Consolidated Statements of Cash Flows for the six months ended
   June 30, 1995 and 1996.................................................  F-22
  Notes to Condensed Consolidated Financial Statements....................  F-23
AUDITED CONSOLIDATED FINANCIAL STATEMENTS:
  Report of Independent Auditors..........................................  F-29
  Consolidated Balance Sheets at December 31, 1994 and 1995...............  F-30
  Consolidated Statements of Income for the years ended December 31, 1993,
   1994 and 1995..........................................................  F-31
  Consolidated Statements of Stockholders' Equity for the years ended
   December 31, 1993, 1994 and 1995.......................................  F-32
  Consolidated Statements of Cash Flows for the years ended December 31,
   1993, 1994 and 1995....................................................  F-33
  Notes to Consolidated Financial Statements..............................  F-34

WRDW-TV (THE "AUGUSTA BUSINESS")
AUDITED FINANCIAL STATEMENTS:
  Report of Independent Auditors..........................................  F-52
  Balance Sheet at December 31, 1995......................................  F-53
  Statement of Income for the year ended December 31, 1995................  F-54
  Statement of Partnership's Equity for the year ended December 31,
   1995...................................................................  F-55
  Statement of Cash Flows for the year ended December 31, 1995............  F-56
  Notes to Financial Statements...........................................  F-57
  Independent Auditors' Report............................................  F-60
  Balance Sheet at December 31, 1994......................................  F-61
  Statements of Income for the years ended December 31, 1993 and 1994.....  F-62
  Statements of Partnership's Equity for the years ended December 31, 1993 and 1994...............................................................  F-63
  Statements of Cash Flows for the years ended December 31, 1993 and
   1994...................................................................  F-64
  Notes to Financial Statements...........................................  F-65

BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC. (THE "PHIPPS
 BUSINESS")
INTERIM CONDENSED FINANCIAL STATEMENTS (UNAUDITED):
  Condensed Balance Sheets at December 31, 1995 and June 30, 1996.........  F-69
  Condensed Statements of Income for the six months ended June 30, 1995 and 1996...............................................................  F-70
  Condensed Statements of Cash Flows for the six months ended June 30,
   1995 and 1996..........................................................  F-71

  Notes to Condensed Financial Statements.................................  F-72
Audited Financial Statements:
  Report of Independent Auditors..........................................  F-73
  Balance Sheets at December 31, 1994 and 1995............................  F-74
  Statements of Income for the years ended December 31, 1993, 1994 and
   1995...................................................................  F-75
  Statements of Cash Flows for the years ended December 31, 1993, 1994 and
   1995...................................................................  F-76
  Notes to Financial Statements...........................................  F-77

                            PRO FORMA FINANCIAL DATA


    The following unaudited condensed combined pro forma financial statements of the Company give effect to the Augusta Acquisition, the KTVE Sale, the Stock Offering, the Note Offering, the Phipps Acquisition and the Financing as if such transactions had occurred as of January 1, 1995 with respect to the statement of operations for the year ended December 31, 1995 and as of July 1, 1995 with respect to the 12 months ended June 30, 1996 and as of January 1, 1996 with respect to the six months ended and as of June 30, 1996, with respect to the balance sheet. The Augusta Acquisition and the Phipps Acquisition are reflected using the purchase method of accounting for business combinations. The pro forma financial information is provided for comparative purposes only and does not purport to be indicative of the results that actually would have been obtained if the events set forth above had been effected on the dates indicated or of those results that may be obtained in the future. The pro forma financial statements are based on preliminary estimates of values and transaction costs. The actual recording of the transactions will be based on final appraisals, values and transaction costs. Accordingly, the actual recording of the transactions can be expected to differ from these pro forma financial statements.

                                                       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                                                        YEAR ENDED DECEMBER 31, 1995
                                                                    (IN THOUSANDS EXCEPT PER SHARE DATA)
                                                  HISTORICAL              PRO FORMA
                                            -----------------------     ADJUSTMENTS          PRO
                                                            AUGUSTA     FOR AUGUSTA        FORMA           STOCK        PRO FORMA
                                             COMPANY       BUSINESS     ACQUISITION      COMPANY        OFFERING          COMPANY
                                            --------    -----------     -----------     --------     -----------     ------------
STATEMENT OF OPERATIONS DATA:
Operating revenues:
  Broadcasting (less agency commissions)    $36,750         $8,660      $   228(1)      $45,638      $    --             $45,638
  Publishing                                 21,866             --           --          21,866           --              21,866
  Paging                                         --             --           --              --           --                  --
                                            --------    -----------     -----------     --------     -----------     ------------
Total revenues                               58,616          8,660          228          67,504           --              67,504
Expenses:
  Broadcasting                               23,202          5,774          228(1)       29,204           --              29,204
  Publishing                                 20,016             --           --          20,016           --              20,016
  Paging                                         --             --           --              --           --                  --
  Corporate and administrative                2,258             --           --           2,258           --               2,258
  Depreciation                                2,633            272          (52)(2)       2,853           --               2,853
  Amortization of intangible assets           1,326            152          769(3)        2,247          (97)(7)           2,150
  Non-cash compensation paid in common
    stock                                     2,321             --           --           2,321           --               2,321
  Management fee                                 --             --           --              --           --                  --
                                            --------    -----------     -----------     --------     -----------     ------------
Total expenses                               51,756          6,198          945          58,899          (97)             58,802
                                            --------    -----------     -----------     --------     -----------     ------------
Operating income                              6,860          2,462         (717)          8,605           97               8,702
Miscellaneous income (expense), net             143           (220)         128(4)           51           --                  51
                                            --------    -----------     -----------     --------     -----------     ------------
Income before interest expense, minority
 interests and income taxes                   7,003          2,242         (589)          8,656           97               8,753
Interest expense                              5,438             --        3,644(5)        9,082       (8,172) (7)            910
                                            --------    -----------     -----------     --------     -----------     ------------
Income (loss) before minority interests
 and income taxes                             1,565          2,242       (4,233)           (426)       8,269               7,843
Minority interests                               --             --           --              --           --                  --
                                            --------    -----------     -----------     --------     -----------     ------------
Income (loss) before income taxes             1,565          2,242       (4,233)           (426)       8,269               7,843
Income tax expense (benefit)                    634             --         (773) (6)       (139)       3,283(6)            3,144
                                            --------    -----------     -----------     --------     -----------     ------------
  Net income (loss)                             931          2,242       (3,460)           (287)       4,986               4,699
Preferred stock dividends                        --             --           --              --        1,400(8)            1,400
                                            --------    -----------     -----------     --------     -----------     ------------
  Net income (loss) available to common
    stockholders                            $   931         $2,242      $(3,460)        $  (287)     $ 3,586             $ 3,299
                                            --------    -----------     -----------     --------     -----------     ------------
                                            --------    -----------     -----------     --------     -----------     ------------
Average shares outstanding (19)               4,481                                       4,354                            7,999
                                            --------                                    --------                     ------------
                                            --------                                    --------                     ------------
Earnings (loss) per share                   $  0.21                                     $ (0.07)                         $  0.41
                                            --------                                    --------                     ------------
                                            --------                                    --------                     ------------


                                                            PRO FORMA        PHIPPS         PRO FORMA        PRO FORMA
                                          KTVE SALE(9)       COMPANY        BUSINESS       ADJUSTMENTS      COMBINED(20)
                                          ------------     ------------    -----------    -------------     ------------
STATEMENT OF OPERATIONS DATA:
Operating revenues:
  Broadcasting (less agency commissions)      $(4,188)         $41,450         $22,424    $     --              $63,874
  Publishing                                       --           21,866             --           --               21,866
  Paging                                           --               --          4,897           --                4,897
                                          ------------     ------------    -----------    -------------     ------------
Total revenues                                 (4,188)          63,316         27,321           --               90,637
Expenses:
  Broadcasting                                 (3,313)          25,891         10,487          220(10)           37,034
                                                                                               436(11)
  Publishing                                       --           20,016             --           --               20,016
  Paging                                           --               --          3,052          143(11)            3,195
  Corporate and administrative                     --            2,258             --           --                2,258
  Depreciation                                   (438)           2,415          2,385         (625)(12)           4,175
                                                                                             3,514(13)
  Amortization of intangible assets                --            2,150            735         (174)(14)           6,225
  Non-cash compensation paid in common
    stock                                          --            2,321             --           --                2,321
  Management fee                                   --               --          3,280       (3,280)(15)              --
                                          ------------     ------------    -----------    -------------     ------------
Total expenses                                 (3,751)          55,051         19,939          234               75,224
                                          ------------     ------------    -----------    -------------     ------------
Operating income                                 (437)           8,265          7,382         (234)              15,413
Miscellaneous income (expense), net               (27)              24             12           --                   36
                                          ------------     ------------    -----------    -------------     ------------
Income before interest expense, minority
 interests and income taxes                      (464)           8,289          7,394         (234)              15,449
Interest expense                                   --              910            499         (499)(16)          20,664
                                                                                            19,754(17)
                                          ------------     ------------    -----------    -------------     ------------
Income (loss) before minority interests
 and income taxes                                (464)           7,379          6,895      (19,489)              (5,215)
Minority interests                                 --               --            547         (547)(18)              --
                                          ------------     ------------    -----------    -------------     ------------
Income (loss) before income taxes                (464)           7,379          6,348      (18,942)              (5,215)
Income tax expense (benefit)                     (186)           2,958             --       (4,724)(6)            1,766
                                          ------------     ------------    -----------    -------------     ------------
  Net income (loss)                              (278)           4,421          6,348      (14,218)              (3,449)
Preferred stock dividends                          --            1,400             --           --                1,400
                                          ------------     ------------    -----------    -------------     ------------
  Net income (loss) available to common
    stockholders                              $  (278)         $ 3,021         $6,348     $(14,218)             $(4,849)
                                          ------------     ------------    -----------    -------------     ------------
                                          ------------     ------------    -----------    -------------     ------------
Average shares outstanding (19)                                  7,999                                            7,854
                                                           ------------                                     ------------
                                                           ------------                                     ------------
Earnings (loss) per share                                      $  0.38                                          $ (0.62)
                                                           ------------                                     ------------
                                                           ------------                                     ------------

    The pro forma adjustments to reflect the Augusta Acquisition, the Stock Offering, the KTVE Sale, the Phipps Acquisition, the Financing and the Note Offering are as follows:

STATEMENT OF OPERATIONS -- YEAR ENDED DECEMBER 31, 1995

1. Reflects the classification of national sales representative commissions as an expense consistent with the presentation by the Company.

2. Reflects decreased annual depreciation resulting from the change in asset lives in connection with the preliminary allocation of the Augusta Acquisition purchase price to the newly acquired property and equipment, at fair market value.

3. Reflects annual amortization of $107,000 on the Augusta Business' financing costs over a seven-year period. Also reflects the annual amortization of $813,000 on the intangible assets associated with the Augusta Acquisition over a 40-year period.

4. Reflects the elimination of the corporate allocation to the Augusta Business by its previous owner which will not be incurred by the Company.


5. Reflects increased annual interest expense of $155,000 for an interest rate adjustment on the Senior Note; increased annual interest expense of $2.4 million on the Old Credit Facility at LIBOR plus 3.5%, based on an increase in the debt level subsequent to the Augusta Acquisition; and annual interest expense of $1.1 million on the 8% Note. Three month LIBOR on January 4, 1996 was approximately 5.625%.


6. Reflects the adjustment of the income tax provision to the estimated effective tax rate.


7. Reflects decreased annual amortization of deferred financing costs in connection with retirement of the Senior Note. Also reflects decreased annual interest expense of $4.4 million on the Old Credit Facility resulting from the repayment of $49.2 million in principal on the Old Credit Facility, bearing interest at an estimated weighted average rate of 8.96% per annum with the proceeds of the Stock Offering. Also reflects a reduction of annual interest expense of $2.7 million resulting from the retirement of the Senior Note and a reduction of annual interest expense of $1.1 million on the 8% Note which will be converted into Series A Preferred Stock. The pro forma statement of operations for the year ended December 31, 1995 does not include an extraordinary loss relating to a prepayment fee associated with the retirement of the Senior Note. See Pro Forma Statement of Operations for the Six Months Ended June 30, 1996.


8.  Reflects annual dividends on the Series A and Series B Preferred Stock.

9. Reflects the elimination of the results of operations of KTVE. The pro forma adjustments exclude an estimated gain of $5.4 million and estimated income taxes of $2.8 million from the KTVE Sale.

10. Reflects additional accounting and administrative expenses associated with the Phipps Business.

11. Reflects increased pension expense for the Phipps Business subsequent to the Phipps Acquisition. Historical pension expense for the Phipps Business was a credit of $449,000 while pension expense for these operations subsequent to the Phipps Acquisition is expected to be an expense of approximately $130,000.

12. Reflects decreased annual depreciation resulting from the change in asset lives in connection with the newly acquired property and equipment (at fair market value) of the Phipps Acquisition.

13. Reflects annual amortization of intangible assets associated with the Phipps Acquisition over a 40-year period.


14. Reflects decreased annual amortization of debt acquisition costs resulting from the retirement of the Old Credit Facility. The pro forma statement of operations for the year ended December 31, 1995 does not include an extraordinary loss relating to deferred financing costs associated with the assumed retirement of the Old Credit Facility. See Pro Forma Statement of Operations for the Six Months Ended June 30, 1996.


15. Reflects elimination of the corporate allocation to the Phipps Business. Such amounts will not be incurred by the Company in connection with its operations of the Phipps Business.

16. Reflects the elimination of interest expense associated with borrowings of the Phipps Business which will not be assumed by the Company.


17. Reflects increased annual interest expense of $16.7 million on the Notes, which includes annual amortization expense of $525,000 resulting from the transaction costs relating to the issuance of the Notes, annual interest expense of $2.9 million relating to additional borrowings under the Senior Credit Facility of $32.3 million at an estimated weighted average interest rate of 8.96% plus amortization of additional deferred financing costs of $214,000.


18. Reflects the elimination of minority interests associated with the Phipps Business, because such minority interests will be acquired as a part of the Phipps Acquisition.


19. Average outstanding shares used to calculate pro forma earnings (loss) per share are based on weighted average common shares outstanding during the period, adjusted for the Stock Offering.



20. In connection with the Phipps Acquisition, the Company is seeking FCC approval of the assignment of the television broadcast licenses for WCTV and WKXT. Current FCC regulations will require the Company to divest its ownership interest in WALB and WJHG. In order to satisfy applicable FCC requirements, the Company, subject to FCC approval, intends to swap such assets for assets of one or more television stations of comparable value and with comparable broadcast cash flow in a transaction qualifying for deferred capital gains treatment under the "like-kind exchange" provision of Section 1031 of the Code. If the Company is unable to effect such a swap on satisfactory terms within the time period granted by the FCC, the Company may transfer such assets to a trust with a view towards the trustee effecting a swap or sale of such assets. Any such trust arrangement would be subject to the approval of the FCC.


Condensed income statement data of WALB and WJHG are as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 1995
                                                           --------------------
(IN THOUSANDS)                                               WALB       WJHG
                                                           ---------  ---------

Broadcasting revenues                                      $   9,445  $   3,843
Expenses                                                       4,650      3,573
                                                           ---------  ---------
Operating income                                               4,795        270
Other income                                                      17         60
                                                           ---------  ---------
Income before income taxes                                     4,812        330
                                                           ---------  ---------
                                                           ---------  ---------
Net income                                                 $   2,984  $     205
                                                           ---------  ---------
                                                           ---------  ---------
Media Cash Flow                                            $   5,103  $     549
                                                           ---------  ---------
                                                           ---------  ---------

                                                         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                                                               SIX MONTHS ENDED JUNE 30, 1996
                                                                            (IN THOUSANDS EXCEPT PER SHARE DATA)
                                            HISTORICAL        STOCK        PRO FORMA                      PRO FORMA        PHIPPS
                                             COMPANY       OFFERING          COMPANY    KTVE SALE(4)       COMPANY        BUSINESS
                                            --------    -----------     ------------    ------------     ------------    -----------
STATEMENT OF OPERATIONS DATA:
Operating revenues:
  Broadcasting (less agency commissions)    $24,252     $    --             $24,252         $(2,303)         $21,949         $11,346
  Publishing                                 11,262          --              11,262              --           11,262             --
  Paging                                         --          --                  --              --               --          2,744
                                            --------    -----------     ------------    ------------     ------------    -----------
Total revenues                               35,514          --              35,514          (2,303)          33,211         14,090
Expenses:
  Broadcasting                               14,418          --              14,418          (1,723)          12,695          5,412
  Publishing                                  9,193          --               9,193              --            9,193             --
  Paging                                         --          --                  --              --               --          1,780
  Corporate and administrative                1,571          --               1,571              --            1,571             --
  Depreciation                                1,648          --               1,648            (220)           1,428          1,168
  Amortization of intangible assets           1,253         (49)(1)           1,204              --            1,204            362
  Non-cash compensation paid in common
    stock                                       120          --                 120              --              120             --
  Management fee                                 --          --                  --              --               --            735
                                            --------    -----------     ------------    ------------     ------------    -----------
Total expenses                               28,203         (49)             28,154          (1,943)          26,211          9,457
                                            --------    -----------     ------------    ------------     ------------    -----------
Operating income                              7,311          49               7,360            (360)           7,000          4,633
Miscellaneous income (expense), net              81          --                  81              (1)              80             (5)
                                            --------    -----------     ------------    ------------     ------------    -----------
Income before interest expense, minority
 interests and income taxes                   7,392          49               7,441            (361)           7,080          4,628
Interest expense                              4,445      (4,086) (1)            359              --              359            159
                                            --------    -----------     ------------    ------------     ------------    -----------
Income (loss) before minority interests
 and income taxes                             2,947       4,135               7,082            (361)           6,721          4,469
Minority interests                               --          --                  --              --               --            296
                                            --------    -----------     ------------    ------------     ------------    -----------
Income (loss) before income taxes             2,947       4,135               7,082            (361)           6,721          4,173
Income tax expense (benefit)                  1,146       1,693(2)            2,839            (145)           2,694             --
                                            --------    -----------     ------------    ------------     ------------    -----------
  Net income (loss)                           1,801       2,442               4,243            (216)           4,027          4,173
Preferred stock dividends                        --         700(3)              700              --              700             --
                                            --------    -----------     ------------    ------------     ------------    -----------
  Net income (loss) available to common
    stockholders                            $ 1,801     $ 1,742             $ 3,543         $  (216)         $ 3,327         $4,173
                                            --------    -----------     ------------    ------------     ------------    -----------
                                            --------    -----------     ------------    ------------     ------------    -----------
Average shares outstanding (14)               4,657                           8,157                            8,157
                                            --------                    ------------                     ------------
                                            --------                    ------------                     ------------
Earnings (loss) per share                   $  0.39                         $  0.43                          $  0.41
                                            --------                    ------------                     ------------
                                            --------                    ------------                     ------------


                                            PRO FORMA        PRO FORMA
                                           ADJUSTMENTS      COMBINED(15)
                                          -------------     ------------
STATEMENT OF OPERATIONS DATA:
Operating revenues:
  Broadcasting (less agency commissions)  $     --              $33,295
  Publishing                                    --               11,262
  Paging                                        --                2,744
                                          -------------     ------------
Total revenues                                  --               47,301
Expenses:
  Broadcasting                                 110(5)            18,435
                                               218(6)
  Publishing                                    --                9,193
  Paging                                        72(6)             1,852
  Corporate and administrative                  --                1,571
  Depreciation                                (312)(7)            2,284
  Amortization of intangible assets          1,768(8)             3,261
                                               (73)(9)
  Non-cash compensation paid in common
    stock                                                           120
  Management fee                              (735)(10)              --
                                          -------------     ------------
Total expenses                               1,048               36,716
                                          -------------     ------------
Operating income                            (1,048)              10,585
Miscellaneous income (expense), net             --                   75
                                          -------------     ------------
Income before interest expense, minority
 interests and income taxes                 (1,048)              10,660
Interest expense                              (159)(11)          10,236
                                             9,877(12)
                                          -------------     ------------
Income (loss) before minority interests
 and income taxes                          (10,766)                 424
Minority interests                            (296)(13)              --
                                          -------------     ------------
Income (loss) before income taxes          (10,470)                 424
Income tax expense (benefit)                (2,524)(2)              170
                                          -------------     ------------
  Net income (loss)                         (7,946)                 254
Preferred stock dividends                       --                  700
                                          -------------     ------------
  Net income (loss) available to common
    stockholders                          $ (7,946)             $  (446)
                                          -------------     ------------
                                          -------------     ------------
Average shares outstanding (14)                                   7,954
                                                            ------------
                                                            ------------
Earnings (loss) per share                                       $ (0.06)
                                                            ------------
                                                            ------------

    The pro forma adjustments to reflect the Stock Offering, the KTVE Sale, the Phipps Acquisition, the Financing and the Note Offering are as follows:


STATEMENT OF OPERATIONS -- SIX MONTHS ENDED JUNE 30, 1996



1. Reflects decreased semiannual amortization of deferred financing costs in connection with retirement of the Senior Note. Also reflects decreased semiannual interest expense of $2.2 million on the Old Credit Facility resulting from repayment from the proceeds of the Stock Offering of $49.2 million in principal at an estimated weighted average interest rate of 8.96% per annum; decreased semiannual interest expense of $1.3 million resulting from the retirement of the Senior Note; and a reduction of semiannual interest expense of $544,000 on the 8% Note which will be converted into Series A Preferred Stock. The Pro Forma Statement of Operations for the Six Months Ended June 30, 1996 does not include an extraordinary loss of approximately $2.7 million (net of estimated income tax benefit of $1.4 million) relating to deferred financing costs and a prepayment fee associated with the assumed retirement of the Senior Note.


2. Reflects the adjustment of the income tax provision to the estimated effective tax rate.


3.  Reflects semiannual dividends on the Series A and Series B Preferred Stock.



4. Reflects the elimination of the results of operations of KTVE. The pro forma adjustments exclude an estimated gain of $5.6 million and estimated income taxes of $2.8 million from the KTVE Sale.


5. Reflects accounting and administrative expenses associated with the Phipps Business.


6. Reflects increased pension expense for the Phipps Business subsequent to the Phipps Acquisition. Historical semiannual pension expense for the Phipps Business was a credit of $226,000 while pension expense for the Phipps Business subsequent to the Phipps Acquisition is expected to be a semiannual expense of approximately $64,000.



7. Reflects decreased semiannual depreciation resulting from the change in asset lives in connection with the newly acquired property and equipment (at fair market value) of the Phipps Acquisition.



8. Reflects semiannual amortization of intangible assets associated with the Phipps Acquisition over a 40-year period.



9. Reflects decreased semiannual amortization of debt acquisition costs resulting from the retirement of the Old Credit Facility. The Pro Forma Statement of Operations for the Six Months Ended June 30, 1996 does not include an extraordinary loss of approximately $780,000 (net of estimated tax benefit of $402,000) relating to deferred financing costs associated with the assumed retirement of the Old Credit Facility.


10. Reflects elimination of the corporate allocation to the Phipps Business. Such amounts will not be incurred by the Company in connection with its operations of the Phipps Business.

11. Reflects the elimination of interest expense associated with the Phipps Business which will not be incurred by the Company.


12. Reflects increased semiannual interest expense of $8.3 million on the Notes, which includes semiannual amortization expense of $263,000 resulting from the transaction costs relating to the issuance of the Notes, and increased semiannual interest expense of $1.3 million relating to additional borrowings under the Senior Credit Facility at an estimated weighted average interest rate of 8.96% plus amortization of additional deferred financing costs of $107,000.


13. Reflects the elimination of minority interests associated with the Phipps Business, because such minority interests will be acquired as part of the Phipps Acquisition.


14. Average outstanding shares used to calculate pro forma earnings (loss) per share are based on weighted average common shares outstanding during the period, adjusted for the Stock Offering.



15. In connection with the Phipps Acquisition, the Company is seeking FCC approval of the assignment of the television broadcast licenses for WCTV and WKXT. Current FCC regulations will require the Company to divest its ownership interest in WALB and WJHG. In order to satisfy applicable FCC requirements, the Company, subject to FCC approval, intends to swap such assets for assets of one or more television stations of comparable value and with comparable broadcast cash flow in a transaction qualifying for deferred capital gains treatment under the "like-kind exchange" provision of Section 1031 of the Code. If the Company is unable to effect such a swap on satisfactory terms within the time period granted by the FCC, the Company may transfer such assets to a trust with a view towards the trustee effecting a swap or sale of such assets. Any such trust arrangement would be subject to the approval of the FCC.


    Condensed income statement data of WALB and WJHG are as follows:


                                                               SIX MONTHS ENDED
                                                                MARCH 31, 1996
(IN THOUSANDS)                                                WALB         WJHG
                                                           -----------  -----------
Broadcasting revenues                                       $   5,098    $   2,409
Expenses                                                        2,440        1,933
                                                           -----------  -----------
Operating income                                                2,658          476
Other income                                                        9           16
                                                           -----------  -----------
Income before income taxes                                  $   2,667    $     492
                                                           -----------  -----------
                                                           -----------  -----------
Net income                                                  $   1,654    $     305
                                                           -----------  -----------
                                                           -----------  -----------
Media Cash Flow                                             $   2,809    $     624
                                                           -----------  -----------
                                                           -----------  -----------

                                                       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                                                      TWELVE MONTHS ENDED JUNE 30, 1996
                                                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                  HISTORICAL              PRO FORMA
                                            -----------------------     ADJUSTMENTS          PRO
                                                            AUGUSTA     FOR AUGUSTA        FORMA           STOCK        PRO FORMA
                                             COMPANY       BUSINESS     ACQUISITION      COMPANY        OFFERING          COMPANY
                                            --------    -----------     -----------     --------     -----------     ------------
STATEMENT OF OPERATIONS DATA:
Operating revenues:
  Broadcasting (less agency commissions)    $42,741         $4,419      $   110(1)      $47,270      $    --             $47,270
  Publishing                                 23,082             --           --          23,082           --              23,082
  Paging                                         --             --           --              --           --                  --
                                            --------    -----------     -----------     --------     -----------     ------------
Total revenues                               65,823          4,419          110          70,352           --              70,353
Expenses:
  Broadcasting                               26,211          2,997          110(1)       29,318           --              29,318
  Publishing                                 20,619             --           --          20,619           --              20,619
  Paging                                         --             --           --              --           --                  --
  Corporate and administrative                2,817             --           --           2,817           --               2,817
  Depreciation                                3,048            135          (26)(2)       3,157           --               3,157
  Amortization of intangible assets           1,990             76          384(3)        2,450          (97)(7)           2,353
  Non-cash compensation paid in common
    stock                                     1,625             --           --           1,625           --               1,625
  Management fee                                 --             --           --              --           --                  --
                                            --------    -----------     -----------     --------     -----------     ------------
Total expenses                               56,310          3,208          461          59,986          (97)             59,889
                                            --------    -----------     -----------     --------     -----------     ------------
Operating income                              9,513          1,211         (358)         10,366           97              10,463
Miscellaneous income (expense),
 net                                            157           (126)          69(4)          100           --                 100
                                            --------    -----------     -----------     --------     -----------     ------------
Income before interest expense, minority
 interests and income taxes                   9,670          1,085         (289)         10,466           97              10,563
Interest expense                              7,115             --        1,859(5)        8,974       (8,172)                802
                                            --------    -----------     -----------     --------     -----------     ------------
Income (loss) before minority interests
 and income taxes                             2,555          1,085       (2,148)          1,492        8,269               9,761
Minority interests                               --             --           --              --           --                  --
                                            --------    -----------     -----------     --------     -----------     ------------
Income (loss) before income taxes             2,555          1,085       (2,148)          1,492        8,269               9,761
Income tax expense (benefit)                  1,004             --         (412)(6)         592        3,316(6)            3,908
                                            --------    -----------     -----------     --------     -----------     ------------
  Net income (loss)                           1,551          1,085       (1,736)            900        4,953               5,853
Preferred stock dividends                        --             --           --              --        1,400(8)            1,400
                                            --------    -----------     -----------     --------     -----------     ------------
  Net income (loss) available to common
    stockholders                            $ 1,551         $1,085      $(1,736)        $   900      $ 3,553             $ 4,453
                                            --------    -----------     -----------     --------     -----------     ------------
                                            --------    -----------     -----------     --------     -----------     ------------
Average shares outstanding (19)               4,624                                       8,124                            8,124
                                            --------                                    --------                     ------------
                                            --------                                    --------                     ------------
Earnings (loss) per share                   $  0.34                                     $  0.11                          $  0.55
                                            --------                                    --------                     ------------
                                            --------                                    --------                     ------------


                                                            PRO FORMA        PHIPPS         PRO FORMA        PRO FORMA
                                          KTVE SALE(9)       COMPANY        BUSINESS       ADJUSTMENTS      COMBINED(20)
                                          ------------     ------------    -----------    -------------     ------------
STATEMENT OF OPERATIONS DATA:
Operating revenues:
  Broadcasting (less agency commissions)      $(4,533)         $42,737         $22,995    $     --              $65,733
  Publishing                                       --           23,082             --           --               23,082
  Paging                                           --               --          5,219           --                5,219
                                          ------------     ------------    -----------    -------------     ------------
Total revenues                                 (4,533)          65,819         28,214           --               94,033
Expenses:
  Broadcasting                                 (3,399)          25,919         10,835          220(10)           37,410
                                                                                               436(11)
  Publishing                                       --           20,619             --           --               20,619
  Paging                                           --               --          3,420          143(11)            3,563
  Corporate and administrative                     --            2,817             --           --                2,817
  Depreciation                                   (442)           2,715          2,462         (625)(12)           4,552
  Amortization of intangible assets                --            2,353            753        3,525(13)            6,521
                                                                                              (110)(14)
  Non-cash compensation paid in common
    stock                                          --            1,625             --           --                1,625
  Management fee                                   --               --          2,476       (2,476)(15)              --
                                          ------------     ------------    -----------    -------------     ------------
Total expenses                                 (3,841)          56,048         19,946        1,113               77,107
                                          ------------     ------------    -----------    -------------     ------------
Operating income                                 (692)           9,771          8,268       (1,113)              16,926
Miscellaneous income (expense),
 net                                              (20)              80             13           --                   93
                                          ------------     ------------    -----------    -------------     ------------
Income before interest expense, minority
 interests and income taxes                      (712)           9,851          8,281       (1,113)              17,019
Interest expense                                   --              802            435         (435)(16)          20,556
                                                                                            19,754(17)
                                          ------------     ------------    -----------    -------------     ------------
Income (loss) before minority interests
 and income taxes                                (712)           9,049          7,846      (20,432)              (3,537)
Minority interests                                 --               --            587         (587)(18)              --
                                          ------------     ------------    -----------    -------------     ------------
Income (loss) before income taxes                (712)           9,049          7,259      (19,845)              (3,537)
Income tax expense (benefit)                     (285)           3,623             --       (4,823)(6)           (1,200)
                                          ------------     ------------    -----------    -------------     ------------
  Net income (loss)                              (427)           5,426          7,259      (15,022)              (2,337)
Preferred stock dividends                          --            1,400             --           --                1,400
                                          ------------     ------------    -----------    -------------     ------------
  Net income (loss) available to common
    stockholders                              $  (427)         $ 4,026         $7,259     $(15,022)             $(3,737)
                                          ------------     ------------    -----------    -------------     ------------
                                          ------------     ------------    -----------    -------------     ------------
Average shares outstanding (19)                                  8,124                                            7,926
                                                           ------------                                     ------------
                                                           ------------                                     ------------
Earnings (loss) per share                                      $  0.50                                          $ (0.47)
                                                           ------------                                     ------------
                                                           ------------                                     ------------

    The pro forma adjustments to reflect the Stock Offering, the KTVE Sale, the Phipps Acquisition, the Financing and the Note Offering are as follows:


STATEMENT OF OPERATIONS -- TWELVE MONTHS ENDED JUNE 30, 1996


1. Reflects the classification of national sales representative commissions as an expense consistent with the presentation by the Company.


2. Reflects decreased depreciation prior to acquisition resulting from the change in asset lives in connection with the preliminary allocation of the Augusta Acquisition purchase price to the newly acquired property and equipment, at fair market value, for the six months ended December 31, 1995.



3. Reflects amortization prior to acquisition of $54,000 on the Augusta Business' financing costs over a seven-year period. Also reflects the amortization prior to acquisition of $406,000 on the intangible assets associated with the Augusta Acquisition over a 40-year period.


4. Reflects the elimination of overhead allocated to the Augusta Business prior to acquisition by its previous owner which will not be incurred by the Company.


5. Reflects increased interest expense prior to the acquisition of the Augusta Business of $77,000 for an interest rate adjustment on the Senior Note; increased interest expense prior to the acquisition of the Augusta Business of $1.2 million on the Old Credit Facility at LIBOR plus 3.5%, based on an increase in the debt level subsequent to the Augusta Acquisition; and interest expense prior to the acquisition of the Augusta Business of $544,000 on the 8% Note.


6. Reflects the adjustment of the income tax provision to the estimated effective tax rate.


7. Reflects decreased annual amortization of deferred financing costs in connection with retirement of the Senior Note. Also reflects decreased annual interest expense of $4.4 million on the Old Credit Facility resulting from repayment of $49.5 million in principal at an estimated weighted average interest rate of 8.96% per annum from the proceeds of the Stock Offering; decreased annual interest expense of $2.7 million resulting from the retirement of the Senior Note; and a reduction of annual interest expense of $1.1 million on the 8% Note which will be converted to Series A Preferred Stock. The Pro Forma Statement of Operations for the Twelve Months Ended June 30, 1996 does not include an extraordinary loss of approximately $2.7 million (net of estimated income tax benefit of $1.4 milion) relating to deferred financing costs and a prepayment fee associated with the assumed retirement of the Senior Note.


8.  Reflects annual dividends on the Series A and Series B Preferred Stock.


9. Reflects the elimination of the results of operations of KTVE. The pro forma adjustments exclude an estimated gain of $5.6 million and estimated income taxes of $2.8 million from the KTVE Sale.


10. Reflects accounting and administrative expenses associated with the Phipps Business.

11. Reflects increased pension expense for the Phipps Business subsequent to the Phipps Acquisition. Historical pension expense for the Phipps Business was a credit of $449,000 while pension expense for these operations subsequent to the Phipps Acquisition is expected to be an expense of approximately $130,000.

12. Reflects decreased annual depreciation resulting from the change in asset lives in connection with the newly acquired property and equipment (at fair market value) of the Phipps Acquisition.

13. Reflects annual amortization of intangible assets associated with the Phipps Acquisition over a 40-year period.


14. Reflects decreased annual amortization of debt acquisition costs resulting from the retirement of the Old Credit Facility at June 30, 1996. The Pro Forma Statement of Operations for the Twelve Months Ended June 30, 1996 does not include an extraordinary loss of approximately $780,000 (net of estimated tax benefit of $402,000) relating to deferred financing costs associated with the assumed retirement of the Old Credit Facility.


15. Reflects elimination of the corporate allocation to the Phipps Business. Such amounts will not be incurred by the Company in connection with its operations of the Phipps Business.

16. Reflects the elimination of interest expense associated with the Phipps Business which will not be assumed by the Company.


17. Reflects increased annual interest expense of $16.7 million on the Notes, which includes annual amortization expense of $525,000 resulting from the transaction costs relating to the issuance of the Notes, annual interest expense of $2.9 million relating to the additional borrowings under the Senior Credit Facility at an estimated weighted average interest rate of 8.96% plus amortization of additional deferred financing costs of $214,000.


18. Reflects the elimination of minority interests associated with the Phipps Business, because such minority interests will be acquired as a part of the Phipps Acquisition.


19. Average outstanding shares used to calculate pro forma earnings (loss) per share are based on weighted average common shares outstanding during the period, adjusted for the Stock Offering.



20. In connection with the Phipps Acquisition, the Company is seeking FCC approval of the assignment of the television broadcast licenses for WCTV and WKXT. Current FCC regulations will require the Company to divest its ownership interest in WALB and

    WJHG. In order to satisfy applicable FCC requirements, the Company, subject to FCC approval, intends to swap such assets for assets of one or more television stations of comparable value and with comparable broadcast cash flow in a transaction qualifying for deferred capital gains treatment under the "like-kind exchange" provision of Section 1031 of the Code. If the Company is unable to effect such a swap on satisfactory terms within the time period granted by the FCC, the Company may transfer such assets to a trust with a view towards the trustee effecting a swap or sale of such assets. Any such trust arrangement would be subject to the approval of the FCC.


Condensed income statement data of WALB and WJHG are as follows:


                                                           ------------------------
                                                             TWELVE MONTHS ENDED
                                                                JUNE 30, 1996
(IN THOUSANDS)                                                WALB         WJHG
                                                           -----------  -----------

Broadcasting revenues                                       $   9,829    $   4,426
Expenses                                                        4,735        3,816
                                                           -----------  -----------
Operating income                                                5,094          610
Other income                                                       17           45
                                                           -----------  -----------
Income before income taxes                                  $   5,111    $     655
                                                           -----------  -----------
                                                           -----------  -----------
Net income                                                  $   3,170    $     407
                                                           -----------  -----------
                                                           -----------  -----------
Media Cash Flow                                             $   5,409    $     912
                                                           -----------  -----------
                                                           -----------  -----------

                                                          UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                                                    JUNE 30, 1996
                                                                                (DOLLARS IN THOUSANDS)
                                            HISTORICAL         STOCK     PRO FORMA           KTVE     PRO FORMA       PHIPPS
                                              COMPANY       OFFERING       COMPANY        SALE(4)       COMPANY     BUSINESS
                                            ---------     ----------     ---------    -----------     ---------     --------
ASSETS:
Cash                                          $1,287            $--        $1,287         $9,500       $10,787         $663
Trade accounts receivable                     10,818             --        10,818             --        10,818        5,188
Recoverable income taxes                         797          1,394(1)      2,191         (2,191)           --           --
Inventories                                      109             --           109             --           109           --
Current portion of program broadcast
 rights                                          711             --           711            (56)          655          924
Prepaid expenses and other current
 assets                                          759             --           759            (50)          709          338
                                            ---------     ----------     ---------    -----------     ---------     --------
Total current assets                          14,481          1,394        15,875          7,203        23,078        7,113
Property and equipment-net                    18,798             --        18,798         (1,531)       17,267        9,985
Other assets
Deferred acquisition costs                     2,819             --         2,819             --         2,819           --
Deferred loan costs                            1,882           (804)(1)     1,078             --         1,078           --
Goodwill and other intangibles                73,299             --        73,299         (2,322)       70,977        9,097
Other                                          1,237             --         1,237             (8)        1,229          111
                                            ---------     ----------     ---------    -----------     ---------     --------
Total other assets                            79,237           (804)       78,433         (2,330)       76,103        9,208
                                            ---------     ----------     ---------    -----------     ---------     --------
  Total assets                              $112,516           $590      $113,106         $3,342      $116,448      $26,306
                                            ---------     ----------     ---------    -----------     ---------     --------
                                            ---------     ----------     ---------    -----------     ---------     --------
LIABILITIES AND STOCKHOLDERS' EQUITY:
Trade accounts payable                        $3,169            $--        $3,169            $--        $3,169         $308
Employee compensation and benefits             4,114             --         4,114             --         4,114           --
Accrued expenses                                 924             --           924             --           924          996
Accrued interest                               2,026             --         2,026             --         2,026           --
Income taxes payable                              --             --            --            617           617           --
Current portion of broadcast program
 obligations                                     710             --           710            (53)          657          458
Deferred paging service income                    --             --            --             --            --          975
Current portion of long-term debt                 --             --            --             --            --        1,474
                                            ---------     ----------     ---------    -----------     ---------     --------
Total current liabilities                     10,943             --        10,943            564        11,507        4,211
Long-term debt                                82,846         (7,545) (2)    1,101             --         1,101        2,560
                                                            (74,200)(3)
Deferred credits                               4,914             --         4,914             (3)        4,911          214
Minority interests                                --             --            --             --            --          655
Stockholders' equity
  Series A Preferred Stock                        --          9,896(2)      9,896             --         9,896           --
  Series B Preferred Stock                        --         10,000(2)     10,000             --        10,000           --
  Class A Common Stock, no par value          10,000         (2,455) (2)    7,545             --         7,545           --
  Class B Common Stock, no par value              --         67,600(2)     67,600             --        67,600           --
  Retained earnings                           10,451         (2,706)(1)     7,745          2,781        10,526           --
  Net equity of acquired operations               --             --            --             --            --       18,666
                                            ---------     ----------     ---------    -----------     ---------     --------
                                              20,451         82,335       102,786          2,781       105,567       18,666
Treasury stock                                (6,638)            --        (6,638 )           --        (6,638)          --
                                            ---------     ----------     ---------    -----------     ---------     --------
                                              13,813         82,335        96,148          2,781        98,929       18,666
                                            ---------     ----------     ---------    -----------     ---------     --------
  Total liabilities and stockholders'
   equity                                   $112,516           $590      $113,106         $3,342      $116,448      $26,306
                                            ---------     ----------     ---------    -----------     ---------     --------
                                            ---------     ----------     ---------    -----------     ---------     --------


                                            PRO FORMA          PRO FORMA
                                           ADJUSTMENTS        COMBINED(10)
                                          --------------     --------------
ASSETS:
Cash                                      $(185,000)(5)             $1,287
                                            144,750(7)
                                             30,750(8)
                                               (663)(6)
Trade accounts receivable                        --                 16,006
Recoverable income taxes                         --                     --
Inventories                                      --                    109
Current portion of program broadcast
 rights                                          --                  1,579
Prepaid expenses and other current
 assets                                        (338)(6)                709
                                          --------------     --------------
Total current assets                        (10,501)                19,690
Property and equipment-net                       --                 27,252
Other assets
Deferred acquisition costs                       --                  2,819
Deferred loan costs                           5,250(7)               6,750
                                              1,500(8)
                                             (1,078)(9)
Goodwill and other intangibles               (9,097)(6)            241,416
                                            170,439(5)
Other                                            --                  1,340
                                          --------------     --------------
Total other assets                          167,014                252,325
                                          --------------     --------------
  Total assets                             $156,513               $299,267
                                          --------------     --------------
                                          --------------     --------------
LIABILITIES AND STOCKHOLDERS' EQUITY:
Trade accounts payable                        $(308)(6)             $3,169
Employee compensation and benefits               --                  4,114
Accrued expenses                               (996)(6)                924
Accrued interest                                 --                  2,026
Income taxes payable                           (366)(9)                251
Current portion of broadcast program
 obligations                                     --                  1,115
Deferred paging service income                   --                    975
Current portion of long-term debt            (1,474)(6)                 --
                                          --------------     --------------
Total current liabilities                    (3,144)                12,574
Long-term debt                               (2,560)(6)            183,351
                                             32,250(8)
                                            150,000(7)
Deferred credits                                 --                  5,125
Minority interests                             (655)(6)                 --
Stockholders' equity
  Series A Preferred Stock                       --                  9,896
  Series B Preferred Stock                       --                 10,000
  Class A Common Stock, no par value             --                  7,545
  Class B Common Stock, no par value             --                 67,600
  Retained earnings                            (712)(9)              9,814
  Net equity of acquired operations         (18,666)(5)                 --
                                          --------------     --------------
                                            (19,378)               104,855
Treasury stock                                   --                 (6,638)
                                          --------------     --------------
                                            (19,378)                98,217
                                          --------------     --------------
  Total liabilities and stockholders'
   equity                                  $156,513               $299,267
                                          --------------     --------------
                                          --------------     --------------

    The pro forma adjustments to reflect the Stock Offering, the KTVE Sale, the Phipps Acquisition, the Financing and the Note Offering are as follows:


BALANCE SHEET - JUNE 30, 1996



1. Reflects the prepayment fee associated with the retirement of the Senior Note, the write-off of deferred loan costs in connection with the retirement of the Senior Note and the exchange of the Series A Preferred Stock for the 8% Note, and the income tax benefit associated with the prepayment fee and write-off of deferred loan costs.



2. Reflects the issuances, net of fees and expenses, of (i) approximately 3,500,000 shares of Class B Common Stock at an estimated $21 per share pursuant to the Stock Offering, (ii) Series A Preferred Stock in exchange for the 8% Note and (iii) $10.0 million of Series B Preferred Stock to certain affiliates of the Company.



3. Reflects retirement of $25.0 million in aggregate principal amount and a prepayment fee of $3.4 million on the Senior Note and a retirement of $49.2 million on the Old Credit Facility with the net proceeds from Stock Offering and the sale of Series B Preferred Stock of $77.6 million.


4. Reflects the proposed KTVE Sale for $9.5 million plus the amount of the accounts receivable on the date of the closing. The transaction is subject to regulatory approval and is expected to close by September 1996, although there can be no assurance with respect thereto.


5. Reflects the purchase of the Phipps Business and a preliminary allocation of the purchase price of $185.0 million to the tangible assets and liabilities based upon estimates of fair market value at June 30, 1996 as follows:



Assets acquired and (liabilities assumed) in connection with the acquisition of the
 Phipp Business are as follows:
(IN THOUSANDS)
  Trade accounts receivable                                                             $    5,188
  Current portion of program broadcast rights                                                  924
  Property and equipment                                                                     9,985
  Goodwill and other intangibles                                                           170,439
  Other                                                                                        111
  Current portion of program broadcast obligations                                            (458)
  Deferred paging service income                                                              (975)
  Deferred credits                                                                            (214)
                                                                                        ----------
  Purchase price of Phipps Business including expenses                                  $  185,000
                                                                                        ----------
                                                                                        ----------
  Historical book value of Phipps Business                                              $  (18,666)
  Assets not acquired and liabilities not assumed--net                                       4,105
                                                                                        ----------
  Net assets acquired                                                                      (14,561)
  Purchase price of Phipps Business                                                        185,000
                                                                                        ----------
  Goodwill and other intangibles                                                        $  170,439
                                                                                        ----------
                                                                                        ----------


     The excess of purchase price over amounts allocated to net tangible assets will be amortized on a straight-line basis over a 40-year period. The allocation of the purchase price is subject to adjustment based upon the results of pending appraisals.

6. Reflects the elimination of certain of the assets and liabilities of the Phipps Business, which were not included in the Phipps Acquisition.

7. Reflects the issuance of the Notes pursuant to the Note Offering and fees and expenses associated with the Note Offering.


8. Reflects borrowings of $32.3 million under the Senior Credit Facility in order to complete the Phipps Acquisition and estimated expenses of $1.5 million in connection with the negotiation and execution of Senior Credit Facility.



9. Reflects the write-off of debt acquisition costs and related tax benefit resulting from the retirement of the Old Credit Facility at June 30, 1996.



10. In connection with the Phipps Acquisition, the Company is seeking FCC approval of the assignment of the television broadcast licenses for WCTV and WKXT. Current FCC regulations will require the Company to divest its ownership interest in WALB and WJHG. In order to satisfy applicable FCC requirements, the Company, subject to FCC approval, intends to swap such assets for assets of one or more television stations of comparable value and with comparable broadcast cash flow in a transaction qualifying for deferred capital gains treatment under the "like-kind exchange" provision of Section 1031 of the Code. If the Company is unable to effect such a swap on satisfactory terms within the time period granted by the FCC, the Company may transfer such assets to a trust with a view towards the trustee effecting a swap or sale of such assets. Any such trust arrangement would be subject to the approval of the FCC.

        Condensed balance sheets of WALB and WJHG are as follows:


                                                                                            JUNE 30, 1996
(IN THOUSANDS)                                                                            WALB         WJHG
                                                                                       -----------  -----------

Current assets                                                                          $   1,801    $     913
Property and equipment                                                                      1,714        1,014
Other assets                                                                                   66            3
                                                                                       -----------  -----------
Total assets                                                                            $   3,581    $   1,930
                                                                                       -----------  -----------
                                                                                       -----------  -----------
Current liabilities                                                                     $   1,756    $     474
Other liabilities                                                                             214       --
Stockholder's equity                                                                        1,611        1,456
                                                                                       -----------  -----------
Total liabilities and stockholder's equity                                              $   3,581    $   1,930
                                                                                       -----------  -----------
                                                                                       -----------  -----------

                       SELECTED HISTORICAL FINANCIAL DATA

SELECTED FINANCIAL DATA OF THE COMPANY


    Set forth below are certain selected historical consolidated financial data of the Company. This information should be read in conjunction with the consolidated financial statements of the Company and related notes thereto appearing elsewhere herein and "Management's Discussion and Analysis of
Financial Condition and Results of Operations-Results of Operations of the Company." The selected consolidated financial data for, and as of the end of, each of the years in the four-year period ended December 31, 1995 are derived from the audited consolidated financial statements of the Company. The selected consolidated financial data for, and as of the year ended December 31, 1991 are derived from unaudited financial statements, since the Company had a June 30 fiscal year end. The selected consolidated financial data for, and as of the six months ended June 30, 1995 and 1996 are derived from the unaudited consolidated financial statements of the Company and have been prepared on the same basis as the audited consolidated financial statements and in the opinion of the management of the Company include all normal and recurring adjustments and accruals necessary for a fair presentation of such information.



                                                                                                            SIX MONTHS ENDED JUNE
                                                                  YEAR ENDED DECEMBER 31                              30
                                                      1991        1992        1993        1994        1995        1995        1996
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
(IN THOUSANDS, EXCEPT RATIOS AND PER SHARE
 DATA)                                          (UNAUDITED)                                                      (UNAUDITED)
STATEMENT OF INCOME DATA:
Operating revenues:
  Broadcasting (less agency commissions)        $   13,553  $   15,131  $   15,004  $   22,826  $   36,750  $   18,261  $   24,252
  Publishing                                         8,968       9,512      10,109      13,692      21,866      10,046      11,262
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total revenues                                      22,521      24,643      25,113      36,518      58,616      28,307      35,514
Expenses:
  Broadcasting                                       9,672       9,753      10,029      14,864      23,202      11,410      14,418
  Publishing                                         6,444       6,752       7,662      11,198      20,016       8,590       9,193
  Corporate and administrative                       1,889       2,627       2,326       1,959       2,258       1,012       1,571
  Depreciation                                       1,487       1,197       1,388       1,745       2,633       1,234       1,648
  Amortization of intangible assets                     14          44         177         396       1,326         588       1,253
  Non-cash compensation paid in common stock            --          --          --          80       2,321         816         120
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total expenses                                      19,506      20,373      21,582      30,242      51,756      23,650      28,203
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
Operating income                                     3,015       4,270       3,531       6,276       6,860       4,657       7,311
Miscellaneous income (expense), net                    778      (1,519)        202         189         143          69          81
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income from continuing operations before
 interest expense and income taxes                   3,793       2,751       3,733       6,465       7,003       4,726       7,392
Interest expense                                       787       1,486         985       1,923       5,438       2,768       4,445
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income from continuing operations before
 income taxes                                        3,006       1,265       2,748       4,542       1,565       1,958       2,947
Income tax expense                                   1,156         869       1,068       1,776         634         776       1,146
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income from continuing operations                    1,850         396       1,680       2,766         931       1,182       1,801
Discontinued business:
  Income (loss) from operations of
   discontinued business, net of applicable
   income tax expense (benefit) of ($55),
   ($79) and $30, respectively                         (90)       (129)         48          --          --          --          --
  Gain on disposal of discontinued business,
   net of applicable income tax expense of
   $501                                                 --          --         818          --          --          --          --
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net income                                      $    1,760  $      267  $    2,546  $    2,766  $      931  $    1,182  $    1,801
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
Average outstanding common shares                    6,469       4,668       4,611       4,689       4,481       4,383       4,657
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income from continuing operations per common
 share                                          $     0.29  $     0.09  $     0.36  $     0.59  $     0.21  $     0.27  $     0.39
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
Cash dividends per common share                 $     0.05  $     0.07  $     0.07  $     0.07  $     0.08  $     0.04  $     0.04
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------

                                                                                                                  SIX MONTHS
                                                                  YEAR ENDED DECEMBER 31                        ENDED JUNE 30
                                                      1991        1992        1993        1994        1995        1995        1996
                                                ----------  ----------  ----------  ----------  ----------  ----------  ----------
(IN THOUSANDS, EXCEPT RATIOS AND PER SHARE
 DATA)                                          (UNAUDITED)                                                      (UNAUDITED)
BALANCE SHEET DATA (AT END OF PERIOD):
Working capital (deficiency)                    $    6,740  $    2,976  $    2,579  $    1,075  $     (221) $      237  $   3,538
Total assets                                        31,548      24,173      21,372      68,789      78,240      73,932    112,516
Total debt                                          20,378      12,412       7,759      52,940      54,325      54,319     82,846
Total stockholders' equity                      $    5,853  $    4,850  $    7,118  $    5,001  $    8,986  $    7,375  $  13,813

OTHER DATA:
Media Cash Flow (1)                             $    6,405  $    8,079  $    7,371  $   10,522  $   15,559  $    8,333  $  12,004
Operating cash flow (2)                              4,516       5,452       5,044       8,567      13,309       7,329     10,442
EBITDA (3)                                           4,516       5,512       5,095       8,498      13,140       7,296     10,332
Cash flows provided by (used in):
  Operating activities                               3,499       4,832       1,324       5,798       7,600       3,828      6,801
  Investing activities                              (2,073)     (1,041)      3,062     (42,770)     (8,929)     (5,377)   (37,490)
  Financing activities                             (10,424)     (9,300)     (4,932)     37,200       1,331       1,208     31,416
Capital expenditures                            $    2,235  $    2,216  $    2,582  $    1,768  $    3,280  $    1,852  $   1,317
Ratio of Media Cash Flow to interest expense           8.1         5.4         7.5         5.5         2.9         3.0        2.7
Ratio of operating cash flow to interest
 expense                                               5.7         3.7         5.1         4.5         2.4         2.6        2.3
Ratio of total debt to Media Cash Flow                 3.2         1.5         1.1         5.0         3.5         3.5(5)     4.4(5)
Ratio of total debt to operating cash flow             4.5         2.3         1.5         6.2         4.1         4.1(5)     5.0(5)
Ratio of earnings to fixed charges (4)                 4.7         1.8         3.4         3.1         1.3         1.7        1.6


- - ------------------------------
(1) Media Cash Flow represents operating income plus depreciation and amortization (including amortization of program license rights), non-cash compensation and corporate overhead, less payments of program license liabilities.
(2) Operating cash flow represents operating income plus depreciation, amortization (including amortization of program license rights) and non-cash compensation, less payments for program license liabilities.
(3) EBITDA represents operating income plus (i) depreciation and amortization (excluding amortization of program license rights) and (ii) non-cash compensation paid in common stock (excluding stock payments made to the 401(k) plan). EBITDA is presented not as a measure of operating results, but rather to provide additional information related to the Company's ability to service debt. EBITDA should not be considered as an alternative to either (x) operating income determined in accordance with GAAP as an indicator of operating performance or (y) cash flows from operating activities (determined in accordance with GAAP) as a measure of liquidity.
(4) For purposes of this item, "fixed charges" represent interest, the interest element of rental expense, capitalized interest and amortization of debt issuance costs and "earnings" represent net income (loss) before income taxes, discontinued operations, extraordinary items, cumulative effect of change in accounting principles and fixed charges.

(5) Represents applicable ratios for the 12 month periods ended June 30, 1995 and 1996.

SELECTED FINANCIAL DATA OF THE PHIPPS BUSINESS


    Set forth below are certain selected historical financial data of the Phipps Business. This information should be read in conjunction with the financial statements of the Phipps Business and related notes thereto appearing elsewhere herein and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Results of Operations of the Phipps Business." The selected historical financial data for, and as of the end of, each of the years in the three-year period ended December 31, 1995 are derived from the audited financial statements of the Phipps Business. The selected financial data for, and as of the end of, each of the years ended December 31, 1991 and 1992 are derived from the unaudited accounting records of the Phipps Business. The selected financial data for, and as of the six months ended June 30, 1995 and 1996 are derived from the unaudited financial statements of the Phipps Business and have been prepared on the same basis as the audited financial statements and in the opinion of management of the Company include all normal and recurring adjustments and accruals necessary for a fair presentation of such information.



                                                                                                   SIX MONTHS ENDED JUNE
                                                         YEAR ENDED DECEMBER 31                              30
                                       ----------------------------------------------------------  ----------------------
                                             1991     1992(1)        1993        1994        1995        1995        1996
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
(IN THOUSANDS EXCEPT RATIOS)                (UNAUDITED)                                                 (UNAUDITED)
STATEMENT OF INCOME DATA:
Operating revenues:
  Broadcasting (less agency
   commissions)                        $   10,492  $   14,523  $   19,460  $   21,524  $   22,424  $   10,774  $   11,346
  Paging                                    3,369       3,646       3,788       4,277       4,897       2,423       2,744
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total revenues                             13,861      18,169      23,248      25,801      27,321      13,197      14,090
Expenses:
  Broadcasting                              5,298       7,518      10,734      10,211      10,487       5,065       5,412
  Paging                                    2,356       2,298       2,529       2,764       3,052       1,411       1,780
  Management fees                             579         973       2,462       2,486       3,280       1,539         735
  Depreciation and amortization             1,513       1,734       2,836       2,672       3,120       1,436       1,530
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total expenses                              9,746      12,523      18,561      18,133      19,939       9,451       9,457
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
Operating income                            4,115       5,646       4,687       7,668       7,382       3,746       4,633
Miscellaneous income (expense), net             5           8          16         666          12          (4)         (5)
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income before interest expense and
 minority interests                         4,120       5,654       4,703       8,334       7,394       3,742       4,628
Interest expense                              162         442         632         480         499         223         159
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
Income before minority interests            3,958       5,212       4,071       7,854       6,895       3,519       4,469
Minority interests                             --         331         140         635         547         256         296
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net income                             $    3,958  $    4,881  $    3,931  $    7,219  $    6,348  $    3,263  $    4,173
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
Supplemental unaudited pro forma
 information: (2)
  Net income, as above                 $    3,958  $    4,881  $    3,931  $    7,219  $    6,348  $    3,263  $    4,173
  Pro forma provision for income tax
   expense                                  1,504       1,855       1,500       2,743       2,413  $    1,240  $    1,586
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
Pro forma net income                   $    2,454  $    3,026  $    2,431  $    4,476  $    3,935  $    2,023  $    2,587
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------

BALANCE SHEET DATA (AT END OF
 PERIOD):
Working capital                        $      595  $      615  $    1,127  $    1,421  $    2,622  $    2,228  $    2,902
Total assets                                8,931      25,068      24,819      25,298      27,562      27,633      26,306
Total debt                                  1,388       7,697       6,542       6,065       4,810       5,198       4,034
Minority interests                             --       1,154         824         728         586         648         655
Owner's equity                         $    6,351  $   13,276  $   14,306  $   15,465  $   18,794  $   18,764  $   18,666

                                                                                               SIX MONTHS ENDED JUNE
                                                                 YEAR ENDED DECEMBER 31                  30
                                                                 1993        1994        1995        1995        1996
                                                           ----------  ----------  ----------  ----------  ----------
(IN THOUSANDS)                                                                                      (UNAUDITED)
OTHER DATA:
Media Cash Flow (3)                                         $  10,466   $  12,983   $  13,696   $   6,678   $   6,769
Operating cash flow (4)                                         8,003      10,498      10,416       5,140       6,035
EBITDA (5)                                                      7,523      10,340      10,502       5,183       6,163
Net cash flows provided by (used in):
  Operating activities                                          7,397       9,808       9,259       4,136       6,191
  Investing activities                                         (2,953)     (2,506)     (3,828)     (3,152)       (840)
  Financing activities                                         (4,418)     (7,233)     (4,906)       (917)     (5,309)
Capital expenditures                                        $   3,538   $   3,353   $   3,188   $   1,902   $   1,647


- - ------------------------------
(1) Includes the acquisition of a majority interest in WKXT in July 1992, which was accounted for using the purchase method of accounting.

(2) John H. Phipps, Inc. and its subsidiaries file a consolidated federal income tax return and separate state tax returns. Income tax expense for the Phipps Business is not presented in the financial statements as such amounts are computed and paid by John H. Phipps, Inc. Pro forma federal and state income taxes for the Phipps Business are calculated on a pro forma, separate return basis.

(3) Media Cash Flow represents operating income plus depreciation, amortization (including amortization of program license rights) and corporate overhead less payments of program license liabilities.

(4) Operating cash  flow  represents  operating  income  plus  depreciation  and
    amortization   (including  amortization  of  program  license  rights)  less payments for program license liabilities.


(5) EBITDA represents operating income plus depreciation and amortization (excluding amortization of program license rights). EBITDA is presented not as a measure of operating results, but rather to provide additional information related to Phipps Business' ability to service debt. EBITDA should not be considered as an alternative to either (x) operating income determined in accordance with GAAP as an indicator of operating performance or (y) cash flows from operating activities (determined in accordance with GAAP) as a measure of liquidity.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
               CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)



                                                       DECEMBER 31,         JUNE 30,
                                                               1995             1996
                                                    ---------------  ---------------
Current Assets
  Cash and cash equivalents                                $559,991       $1,287,096
  Trade accounts receivable, less allowance for
   doubtful accounts of $450,000 and $537,000,
   respectively                                           9,560,274       10,817,791
  Recoverable income taxes                                1,347,007          797,455
  Inventories                                               553,032          109,028
  Current portion of program broadcast rights             1,153,058          710,424
  Other current assets                                      263,600          758,808
                                                    ---------------  ---------------
                                                         13,436,962       14,480,602
Property and equipment                                   37,618,893       40,178,694
  Less allowance for depreciation                       (20,601,819)     (21,380,407)
                                                    ---------------  ---------------
                                                         17,017,074       18,798,287
Other assets
  Deferred acquisition costs (includes $910,000
   and $1,050,000 to Bull Run Corporation at
   December 31, 1995 and June 30, 1996,
   respectively) (NOTE C)                                 3,330,481        2,818,851
  Deferred loan costs (NOTE C)                            1,232,261        1,881,648
  Goodwill and other intangibles (NOTE C)                42,004,050       73,299,223
  Other                                                   1,219,650        1,237,021
                                                    ---------------  ---------------
                                                         47,786,442       79,236,743
                                                    ---------------  ---------------
                                                        $78,240,478     $112,515,632
                                                    ---------------  ---------------
                                                    ---------------  ---------------

Current liabilities:
  Trade accounts payable (includes $670,000 and
   $950,000 payable to Bull Run Corporation at
   December 31, 1995 and June 30, 1996,
   respectively)                                         $3,752,742       $3,169,283
  Accrued expenses                                        5,839,007        7,063,971
  Current portion of program broadcast obligations        1,205,784          709,782
  Current portion of long-term debt                       2,861,672                0
                                                    ---------------  ---------------
                                                         13,659,205       10,943,036
Long-term debt (including a $7,544,000 8% Note to
 Bull Run Corporation at June 30, 1996) (NOTES C
 AND D)                                                  51,462,645       82,845,688
Non-current liabilities                                   4,133,030        4,913,624
Commitments and Contingencies (NOTE E)
Stockholders' Equity (NOTE B AND D)
  Class A Common Stock, no par value; authorized
   10,000,000 shares; issued 5,082,756 and
   5,130,385 shares, respectively                         6,795,976       10,000,365
  Retained earnings                                       8,827,906       10,451,203
                                                    ---------------  ---------------
                                                         15,623,882       20,451,568
  Treasury stock, 663,180 shares at cost                 (6,638,284)      (6,638,284)
                                                    ---------------  ---------------
                                                          8,985,598       13,813,284
                                                    ---------------  ---------------
                                                        $78,240,478     $112,515,632
                                                    ---------------  ---------------
                                                    ---------------  ---------------


           See notes to condensed consolidated financial statements.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)



                                                       SIX MONTHS ENDED
                                                           JUNE 30
                                                    ----------------------
                                                          1995        1996
                                                    ----------  ----------
Operating revenues:
  Broadcasting (net of agency commissions)          $18,260,940 $24,251,901
  Publishing                                        10,046,114  11,261,792
                                                    ----------  ----------
                                                    28,307,054  35,513,693
Expenses:
  Broadcasting                                      11,409,511  14,418,200
  Publishing                                         8,589,861   9,192,751
  Corporate and administrative                       1,012,024   1,570,806
  Depreciation and amortization                      1,821,700   2,900,724
  Non-cash compensation paid in common stock (NOTE
   B)                                                  816,474     120,000
                                                    ----------  ----------
                                                    23,649,570  28,202,481
                                                    ----------  ----------
                                                     4,657,484   7,311,212
Miscellaneous income                                    68,514      81,361
                                                    ----------  ----------
                                                     4,725,998   7,392,573
Interest expense                                     2,768,187   4,444,878
                                                    ----------  ----------
    Income before income taxes                       1,957,811   2,947,695
Income tax expense                                     776,000   1,146,000
                                                    ----------  ----------
    Net earnings                                    $1,181,811  $1,801,695
                                                    ----------  ----------
                                                    ----------  ----------
Average outstanding common shares                    4,383,263   4,656,691
                                                    ----------  ----------
                                                    ----------  ----------
Net earnings per common share                            $0.27       $0.39
                                                    ----------  ----------
                                                    ----------  ----------



           See notes to condensed consolidated financial statements.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
     CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (UNAUDITED)



                                   CLASS A COMMON STOCK           TREASURY STOCK
                                --------------------------  --------------------------      RETAINED
                                      SHARES        AMOUNT        SHARES        AMOUNT      EARNINGS         TOTAL
                                ------------  ------------  ------------  ------------  ------------  ------------
Balance at December 31, 1995       5,082,756    $6,795,976      (663,180)  $(6,638,284)   $8,827,906    $8,985,598
Net income for the six months
 ended
 June 30, 1996                           -0-           -0-           -0-           -0-     1,801,695     1,801,695
Cash dividends ($.04 per
 share)                                  -0-           -0-           -0-           -0-      (178,398)     (178,398)
Issuance of common stock
 warrants (Note C)                       -0-     2,600,000           -0-           -0-           -0-     2,600,000
Income tax benefits relating
 to stock plans                          -0-        62,000           -0-           -0-           -0-        62,000
Issuance of Class A Common
 Stock:
  401(k) Plan                          7,129       139,640           -0-           -0-           -0-       139,640
  Directors stock plan                22,500       228,749           -0-           -0-           -0-       228,749
  Non-qualified stock plan            18,000       174,000           -0-           -0-           -0-       174,000
                                ------------  ------------  ------------  ------------  ------------  ------------
Balance at June 30, 1996           5,130,385   $10,000,365      (663,180)  $(6,638,284)  $10,451,203   $13,813,284
                                ------------  ------------  ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------  ------------  ------------



           See notes to condensed consolidated financial statements.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)



                                              SIX MONTHS ENDED JUNE 30
                                                     1995             1996
                                          ---------------  ---------------
Operating activities
  Net income                                   $1,181,811       $1,801,695
  Items which did not use (provide)
   cash:
    Depreciation                                1,233,847        1,648,014
    Amortization of intangible assets             587,853        1,252,710
    Amortization of program broadcast
     rights                                       767,964        1,279,357
    Amortization of original issue
     discount on subordinated note                      0          144,444
    Payments for program broadcast
     rights                                      (902,858)      (1,309,364)
    Income tax benefit relating to stock
     plan                                               0           62,000
    Compensation paid in Class A common
     stock                                        816,474          120,000
    Supplemental employee benefits               (154,216)        (203,708)
    Class A common stock contributed to
     401(k) Plan                                  168,023          139,640
    Deferred income taxes                         109,000          676,059
    (Gain) loss on disposal of assets               1,952          (17,968)
    Changes in operating assets and
     liabilities:
      Receivables, inventories, and
      other current assets                       (599,165)       1,081,052
      Accounts payable and other current
      liabilities                                 616,978          126,622
                                          ---------------  ---------------
    Net cash provided by operating
     activities                                 3,827,663        6,800,553
Investing activities
  Acquisition of newspaper business            (1,232,509)               0
  Acquisition of television business                    0      (34,330,365)
  Purchases of property and equipment          (1,852,431)      (1,317,345)
  Deferred acquisition costs                   (2,033,892)      (1,797,772)
  Proceeds from asset sales                         2,742          113,297
  Other                                          (261,233)        (157,538)
                                          ---------------  ---------------
  Net cash used in investing activities        (5,377,323)     (37,489,723)
Financing activities
  Dividends paid                                 (172,110)        (178,398)
  Class A common stock transactions                     0          402,749
  Proceeds from settlement of interest
   rate swap                                            0          215,000
  Proceeds from borrowings of long-term
   debt                                         2,200,000       36,725,000
  Payments on long-term debt                     (820,281)      (5,748,076)
                                          ---------------  ---------------
  Net cash provided by financing
   activities                                   1,207,609       31,416,275
                                          ---------------  ---------------
Increase (decrease) in cash and cash
 equivalents                                     (342,051)         727,105
  Cash and cash equivalents at beginning
   of period                                      558,520          559,991
                                          ---------------  ---------------
  Cash and cash equivalents at end of
   period                                        $216,469       $1,287,096
                                          ---------------  ---------------
                                          ---------------  ---------------



           See notes to condensed consolidated financial statements.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE A -- BASIS OF PRESENTATION

    The accompanying unaudited consolidated financial statements of Gray Communications Systems, Inc. (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information and instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 1996, are not necessarily indicative of the results that may be expected for the year ending December 31, 1996. For further information, refer to the consolidated financial statements and footnotes thereto included herein.


    Certain   amounts  in  the  accompanying  unaudited  consolidated  financial statements have been reclassified to conform to the 1996 format.

NOTE B -- EMPLOYMENT AGREEMENTS


    During the quarter ended March 31, 1995, the Company awarded 150,000 shares of its Class A Common Stock to its former president and chief executive officer under his employment agreement. Compensation expense of approximately $696,000 was recognized for these awards in the six months ended June 30, 1995.



    The Company has an employment agreement with its current President which provides for an award of 122,034 shares of Class A Common Stock if his employment with the Company continues until September 1999. Approximately $60,000 of expense was recognized in each quarter of 1995 and 1996 relating to this award and approximately $1.2 million of expense will be recognized over the five-year period ending in 1999.


NOTE C -- BUSINESS ACQUISITIONS


    The Company's acquisitions in 1995 and 1996 have been accounted for under the purchase method of accounting. Under the purchase method of accounting, the results of operations of the acquired businesses are included in the accompanying unaudited condensed consolidated financial statements as of their respective acquisition dates. The assets and liabilities of acquired businesses are included based on an allocation of the purchase price.


PENDING ACQUISITIONS


    In December 1995 and as amended in March 1996, the Company entered into an asset purchase agreement to acquire (the "Phipps Acquisition") two CBS-affiliated stations, WCTV-TV ("WCTV") serving Tallahassee, Florida/Thomasville, Georgia and WKXT-TV ("WKXT") in Knoxville, Tennessee, a satellite broadcasting business and a paging business (collectively, the "Phipps Business"). The purchase price is estimated at approximately $185.0 million. The Company's Board of Directors has agreed to pay Bull Run Corporation ("Bull Run"), a principal stockholder of the Company, a finder's fee equal to 1% of the proposed purchase price for services performed, of which $1.05 million is included in deferred acquisition costs and $950,000 is due and included in accounts payable at June 30, 1996.


    The consummation of the Phipps Acquisition, which is expected to occur by September 1996, is subject to approval by the appropriate regulatory agencies. In connection with the Phipps Acquisition, the Company is seeking approval from the Federal Communications Commission ("FCC") of the assignment of the television broadcast licenses for WCTV and WKXT. Current FCC regulations will require the Company to divest itself of WALB-TV ("WALB") in Albany, Georgia and WJHG-TV ("WJHG") in Panama City, Florida due to common ownership restrictions on stations with overlapping signals. In order to satisfy applicable FCC requirements, the Company, subject to FCC approval, intends to swap such assets for assets of one or more television stations of comparable value and with comparable broadcast cash flow in a

                       GRAY COMMUNICATIONS SYSTEMS, INC.
  NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE C -- BUSINESS ACQUISITIONS (CONTINUED)

transaction qualifying for deferred capital gains treatment under the "like-kind exchange" provision of Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"). If the Company is unable to effect such a swap on satisfactory terms within the time period granted by the FCC, the Company may transfer such assets to a trust with a view towards the trustee effecting a swap or sale of such assets. Any such trust arrangement would be subject to the approval of the FCC.


    Condensed balance sheets of WALB and WJHG are as follows (in thousands):


                                                    --------------------------------
                                                             JUNE 30, 1996
                                                    --------------------------------
                                                               WALB             WJHG
                                                    ---------------  ---------------
Current assets                                               $1,801            $ 913
Property and equipment                                        1,714            1,014
Other assets                                                     66                3
                                                    ---------------  ---------------
Total assets                                                 $3,581           $1,930
                                                    ---------------  ---------------
                                                    ---------------  ---------------
Current liabilities                                          $1,756            $ 474
Other liabilities                                               214                0
Stockholder's equity                                          1,611            1,456
                                                    ---------------  ---------------
Total liabilities and stockholder's equity                   $3,581           $1,930
                                                    ---------------  ---------------
                                                    ---------------  ---------------



    Condensed income statement data of WALB is as follows (in thousands):



                                                    --------------------------------
                                                               SIX MONTHS
                                                             ENDED JUNE 30,
                                                    --------------------------------
                                                               1995             1996
                                                    ---------------  ---------------
Broadcasting revenues                                        $4,715           $5,098
Expenses                                                      2,356            2,440
                                                    ---------------  ---------------
Operating income                                              2,359            2,658
Other income                                                      9                9
                                                    ---------------  ---------------
Income before income taxes                                    2,368            2,667
                                                    ---------------  ---------------
                                                    ---------------  ---------------
Net income                                                   $1,468           $1,654
                                                    ---------------  ---------------
                                                    ---------------  ---------------



    Condensed income statement data of WJHG is as follows (in thousands):



                                                    --------------------------------
                                                               SIX MONTHS
                                                             ENDED JUNE 30,
                                                    --------------------------------
                                                               1995             1996
                                                    ---------------  ---------------
Broadcasting revenues                                        $1,826           $2,408
Expenses                                                      1,690            1,933
                                                    ---------------  ---------------
Operating income                                                136              476
Other income                                                     31               16
                                                    ---------------  ---------------
Income before income taxes                                      167              492
                                                    ---------------  ---------------
                                                    ---------------  ---------------
Net income                                                    $ 103            $ 305
                                                    ---------------  ---------------
                                                    ---------------  ---------------

                       GRAY COMMUNICATIONS SYSTEMS, INC.
  NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE C -- BUSINESS ACQUISITIONS (CONTINUED)

    The Phipps Acquisition will be funded with a portion of the anticipated net proceeds of proposed public offerings by the Company of $150.0 million principal amount of the Company's senior subordinated notes and 3.5 million shares of the Company's Class B Common Stock, the sale of 1,000 shares of the Company's Series B Preferred Stock ($10.0 million) and warrants to Bull Run and the sale of KTVE Inc., the Company's broadcast station in Monroe, Louisiana/El Dorado, Arkansas. Additionally, the Company plans to retire its existing bank credit facility and other senior indebtedness (See Notes E and F) and enter into a new bank credit facility.


    In connection with the Phipps Acquisition, a bank has provided a $10.0 million stand-by letter of credit to the seller of the Phipps Business on behalf of the Company. The letter of credit will be payable under certain conditions if the Phipps Acquisition is not completed. In connection with the issuance of the letter of credit, a stockholder of the Company has executed a put agreement which the bank can exercise if the Company defaults on repayment of any amounts that might be paid in accordance with the terms of the letter of credit.

1996 ACQUISITIONS


    On January 4, 1996, the Company purchased substantially all of the assets of WRDW-TV, a CBS television affiliate serving the Augusta, Georgia television market (the "Augusta Acquisition"). The purchase price of approximately $35.9 million, excluding assumed liabilities of approximately $1.3 million, was financed primarily through long-term borrowings. The assets acquired consisted of office equipment and broadcasting operations located in North Augusta, South Carolina. Based on a preliminary allocation of the purchase price, the excess of the purchase price over the fair value of net tangible assets acquired was approximately $32.5 million. In connection with the Augusta Acquisition, the Company's Board of Directors approved the payment of a $360,000 finder's fee to Bull Run.



    Funds for the Augusta Acquisition were obtained from the modification of the Company's existing bank debt to a variable rate reducing revolving credit facility (the "Senior Credit Facility") and the sale to Bull Run of an 8% subordinated note due January 3, 2005 in the principal amount of $10.0 million (the "8% Note"). In connection with the sale of the 8% Note, the Company also issued warrants to Bull Run to purchase 487,500 shares of Class A Common Stock at $17.88 per share, 300,000 shares of which are currently vested, with the remainder vesting in five equal annual installments commencing in 1997 provided that the 8% Note is outstanding. The Senior Credit Facility provides for a credit line up to $54.2 million, of which $49.5 million was outstanding at June 30, 1996. This transaction also required a modification of the interest rate of the Company's $25.0 million senior secured note (the "Senior Note") with an institutional investor from 10.08% to 10.7%.


    As part of the financing arrangements for the Phipps Acquisition, the 8% Note will be retired and the Company will issue to Bull Run, in exchange for the 8% Note, 1,000 shares of Series A Preferred Stock. The warrants issued with the 8% Note will vest in accordance with the schedule described above provided the Series A Preferred Stock remains outstanding.


    An unaudited pro forma statement of income for the six months ended June 30, 1995, is presented below and assumes that the Augusta Acquisition occurred on January 1, 1995.


    This pro forma unaudited statement of income does not purport to represent the Company's actual results of operations had the Augusta Acquisition occurred on January 1, 1995, and should not serve as a forecast of the Company's operating results for any future periods. The pro forma adjustments are based solely upon certain assumptions that management believes are reasonable under the circumstances at this

                       GRAY COMMUNICATIONS SYSTEMS, INC.
  NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE C -- BUSINESS ACQUISITIONS (CONTINUED)

time. Subsequent adjustments are expected upon final determination of the allocation of the purchase price. An unaudited pro form statement of income for the six months ended June 30, 1995 is as follows (in thousands, except per share data):



                                                                                 SIX MONTHS
                                                                                 ENDED JUNE
                                                                                   30, 1995
                                                                                 ----------
Operating revenues                                                                  $32,666
Expenses                                                                             23,906
Depreciation and amortization                                                         2,396
Non-cash compensation paid in Class A Common Stock                                      816
                                                                                 ----------
                                                                                      5,548
Miscellaneous income, net                                                                33
Interest expense                                                                      4,572
                                                                                 ----------
Pro forma income before income taxes                                                  1,009
Income tax expense                                                                      407
                                                                                 ----------
Pro forma net income                                                                 $  602
                                                                                 ----------
                                                                                 ----------
Pro forma average shares outstanding                                                  4,436
                                                                                 ----------
                                                                                 ----------
Pro forma earnings per share                                                        $  0.14
                                                                                 ----------
                                                                                 ----------


1995 ACQUISITION


    On January 6, 1995, the Company purchased substantially all of the assets of the GWINNET POST-TRIBUNE and assumed certain liabilities (the "Gwinnett Acquisition"). The assets consist of office equipment and publishing operations located in Lawrenceville, Georgia. The purchase price of $3.7 million, including assumed liabilities of approximately $370,000, was paid by approximately $1.2 million in cash (financed through long-term borrowings and cash from operations), the issuance of 44,117 shares of Class A Common Stock (having fair value of $500,000), and $1.5 million payable to the sellers pursuant to non-compete agreements. The excess of the purchase price over the fair value of net tangible assets acquired was approximately $3.4 million. In connection with the Gwinnett Acquisition the Company's Board of Directors approved the payment of a $75,000 finder's fee to Bull Run.



NOTE D -- STOCKHOLDERS' EQUITY



    A portion of the funds for the Augusta Acquisition was obtained from the 8% Note, which included the issuance of warrants to Bull Run to purchase 487,500 shares of Class A Common Stock at $17.88 per share, 300,000 shares of which are currently vested, with the remainder vesting in five equal annual installments commencing in 1997 provided that the 8% Note is outstanding. Approximately $2.6 million of the $10.0 million of proceeds from the 8% Note was allocated to the warrants and increased Class A Common Stock. This allocation of the proceeds was based on an estimate of the relative fair values of the 8% Note and the warrants on the date of issuance. The Company is amortizing the original issue discount over the period of time that the 8% Note is to be outstanding. During the six months ended June 30, 1996, the Company recognized approximately $144,000 in amortization costs for the $2.6 million original issue discount.



NOTE E -- COMMITMENTS AND CONTINGENCIES



    The Company entered into an interest rate swap agreement (the "Interest Swap") on June 2, 1995, to effectively convert a portion of its floating rate debt to a fixed rate basis. The Interest Swap was effective for

                       GRAY COMMUNICATIONS SYSTEMS, INC.
  NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


NOTE E -- COMMITMENTS AND CONTINGENCIES (CONTINUED)


five years. Approximately $25.0 million of the Company's outstanding long-term debt was subject to this Interest Swap. Effective May 14, 1996, the Company received $215,000 as settlement of this Interest Swap, which will be reflected as a reduction of interest expense over the remaining term of the original five-year Interest Swap.



    Upon termination of the Interest Swap, the Company entered into an interest rate cap agreement (the "Interest Cap") on May 16, 1996, which expires on September 6, 1996. Approximately $25.0 million of the Company's outstanding long-term debt is subject to this Interest Cap. This Interest Cap serves to cap the base rate of the Company's Senior Credit Facility at 7%. The base rate used to compare against the Interest Cap at June 30, 1996 was approximately 5.5%. Accordingly, the Interest Cap had no value at June 30, 1996. The effective rate of the Senior Credit Facility at June 30, 1996 was approximately 8.94%. Effective July 19, 1996, the Company's interest rates, based on a spread over LIBOR, were reduced 0.25% as the result of the attainment of certain debt provisions.



    The Company has entered into an agreement with GOCOM Television of Ouachita, L.P. to sell KTVE Inc., the Company's NBC-affiliated station serving Monroe,
Louisiana/El Dorado, Arkansas, for approximately $9.5 million in cash plus the amount of the accounts receivable on the date of closing (estimated to be approximately $750,000) to the extent collected by the buyer, to be paid to the Company 150 days following the date of closing. The sale agreement regarding KTVE includes a number of closing conditions, including final FCC approval, and there can be no assurance that such closing conditions can be satisfied or waived. The closing of the KTVE sale is expected to occur by September 1996, although there can be no assurance with respect thereto. The Company anticipates the gain, net of estimated income taxes, and the income taxes on the KTVE sale will be approximately $2.8 million and $2.8 million, repsectively.



    A condensed balance sheet of KTVE is as follows (in thousands):



                                                                                                     JUNE 30, 1996
                                                                                                     -------------
Current assets                                                                                               $ 864
Property and equipment                                                                                       1,540
Other assets                                                                                                   550
                                                                                                     -------------
Total assets                                                                                                $2,954
                                                                                                     -------------
Current liabilities                                                                                           $333
Other liabilities                                                                                              476
Stockholders' equity                                                                                         2,145
                                                                                                     -------------
Total liabilities and stockholders' equtiy                                                                  $2,954
                                                                                                     -------------
                                                                                                     -------------

                       GRAY COMMUNICATIONS SYSTEMS, INC.
  NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


NOTE E -- COMMITMENTS AND CONTINGENCIES (CONTINUED)


    Condensed statement of operations data of KTVE is as follows (in thousands):



                                                                      ----------------------
                                                                            SIX MONTHS
                                                                          ENDED JUNE 30,
                                                                      ----------------------
                                                                            1995        1996
                                                                      ----------  ----------

Broadcasting revenues                                                     $1,958      $2,303
Expenses                                                                   1,891       1,943
                                                                      ----------  ----------
Operating income                                                              67         360
Other income                                                                   9           1
                                                                      ----------  ----------
Income before income taxes                                                    76         361
                                                                      ----------  ----------
                                                                      ----------  ----------
Net income                                                                 $  47       $ 224
                                                                      ----------  ----------
                                                                      ----------  ----------



NOTE F -- SUBSEQUENT EVENTS



    On May 2, 1996, the Company filed a Registration Statement with the Securities and Exchange Commission (the "SEC") on Form S-1 to register the sale of 4,025,000 shares of Class B Common Stock, including an over-allotment option granted by the Company to the underwriters of such offering, subject to shareholder approval. Also on May 2, 1996, the Company filed a Registration Statement with the SEC on Form S-1 to register the sale of $150,000,000 Senior Subordinated Notes due in 2006 (the "Notes"). On May 13, July 9, and August 9, 1996, the Company filed amendments to such Registration Statements.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Gray Communications Systems, Inc.

    We have audited the accompanying consolidated balance sheets of Gray Communications Systems, Inc. as of December 31, 1994 and 1995 and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gray Communications Systems, Inc. at December 31, 1994 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

Columbus, Georgia
February 14, 1996, except for Note K, as to which the date is August 9, 1996

                       GRAY COMMUNICATIONS SYSTEMS, INC.
                          CONSOLIDATED BALANCE SHEETS

                                                    --------------------------------
                                                              DECEMBER 31,
                                                               1994             1995
                                                    ---------------  ---------------
                                       ASSETS
Current assets (NOTE C):
  Cash and cash equivalents                                $558,520         $559,991
  Trade accounts receivable, less allowance for
   doubtful accounts of $694,000 and $450,000,
   respectively                                           8,448,366        9,560,274
  Recoverable income taxes                                      -0-        1,347,007
  Inventories                                               368,202          553,032
  Current portion of program broadcast rights             1,195,633        1,153,058
  Other current assets                                      247,687          263,600
                                                    ---------------  ---------------
      Total current assets                               10,818,408       13,436,962
Property and equipment (NOTES B AND C):
  Land                                                      646,562          758,944
  Buildings and improvements                              8,594,343        8,630,694
  Equipment                                              24,781,964       28,229,255
                                                    ---------------  ---------------
                                                         34,022,869       37,618,893
  Allowance for depreciation                            (17,999,752)     (20,601,819)
                                                    ---------------  ---------------
                                                         16,023,117       17,017,074
Other assets (NOTE C):
  Deferred acquisition costs (including $860,000
   to Bull Run Corporation) (NOTE B)                            -0-        3,330,481
  Deferred loan costs                                     1,381,908        1,232,261
  Goodwill and other intangibles (NOTE B)                38,538,413       42,004,050
  Other                                                   2,026,938        1,219,650
                                                    ---------------  ---------------
                                                         41,947,259       47,786,442
                                                    ---------------  ---------------
                                                        $68,788,784      $78,240,478
                                                    ---------------  ---------------
                                                    ---------------  ---------------
                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Trade accounts payable (including $670,000
   payable to Bull Run Corporation at December 31,
   1995)                                                 $2,114,008       $3,752,742
  Employee compensation and benefits                      3,150,154        4,213,639
  Accrued expenses                                          512,483          560,877
  Accrued interest                                          985,955        1,064,491
  Current portion of program broadcast obligations        1,687,481        1,205,784
  Current portion of long term debt                       1,293,481        2,861,672
                                                    ---------------  ---------------
      Total current liabilities                           9,743,562       13,659,205
Long-term debt (NOTE C)                                  51,646,265       51,462,645
Other long-term liabilities:
  Program broadcast obligations, less current
   portion                                                   54,489          109,971
  Supplemental employee benefits (NOTE D)                 2,343,379        2,212,685
  Deferred income taxes (NOTE F)                                -0-          201,348
  Other acquisition related liabilities (NOTES B
   AND C)                                                       -0-        1,609,026
                                                    ---------------  ---------------
                                                          2,397,868        4,133,030
Commitments and contingencies (NOTES B, C AND H)
Stockholders' equity (NOTES B, C AND E)
  Class A Common Stock, no par value; authorized
   10,000,000 shares; issued 4,841,785 and
   5,082,756 shares, respectively                         3,393,747        6,795,976
  Retained earnings                                       8,245,626        8,827,906
                                                    ---------------  ---------------
                                                         11,639,373       15,623,882
  Treasury Stock, 663,180 shares, at cost                (6,638,284)      (6,638,284)
                                                    ---------------  ---------------
                                                          5,001,089        8,985,598
                                                    ---------------  ---------------
                                                        $68,788,784      $78,240,478
                                                    ---------------  ---------------
                                                    ---------------  ---------------

                            See accompanying notes.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
                       CONSOLIDATED STATEMENTS OF INCOME

                                                    -------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
Operating revenues:
  Broadcasting (less agency commissions)                $15,003,752      $22,826,392      $36,750,035
  Publishing                                             10,109,368       13,692,073       21,866,220
                                                    ---------------  ---------------  ---------------
                                                         25,113,120       36,518,465       58,616,255
Expenses:
  Broadcasting                                           10,028,837       14,864,011       23,201,990
  Publishing                                              7,662,127       11,198,011       20,016,137
  Corporate and administrative                            2,326,691        1,958,449        2,258,261
  Depreciation                                            1,387,698        1,745,293        2,633,360
  Amortization of intangible assets                         177,063          396,342        1,325,526
  Non-cash compensation paid in common stock (NOTE
   D)                                                           -0-           80,000        2,321,250
                                                    ---------------  ---------------  ---------------
                                                         21,582,416       30,242,106       51,756,524
                                                    ---------------  ---------------  ---------------
                                                          3,530,704        6,276,359        6,859,731
Miscellaneous income, net                                   202,465          188,307          143,612
                                                    ---------------  ---------------  ---------------
                                                          3,733,169        6,464,666        7,003,343
Interest expense                                            984,706        1,922,965        5,438,374
                                                    ---------------  ---------------  ---------------
Income from continuing operations before income
 taxes                                                    2,748,463        4,541,701        1,564,969
Federal and state income taxes (NOTE F)                   1,068,000        1,776,000          634,000
                                                    ---------------  ---------------  ---------------
    INCOME FROM CONTINUING OPERATIONS                     1,680,463        2,765,701          930,969
Discontinued business (NOTE I):
 Income from operations of discontinued business,
 net of applicable income tax expense
  of $30,000                                                 48,174              -0-              -0-
Gain on disposal of discontinued business, net of
 applicable income tax expense of
  $501,000                                                  817,717              -0-              -0-
                                                    ---------------  ---------------  ---------------
    NET EARNINGS                                         $2,546,354       $2,765,701         $930,969
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------
Average outstanding common shares                         4,610,625        4,689,453        4,481,317
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------
Earnings per common share
  Continuing operations                                        $.36             $.59             $.21
  Discontinued operations                                       .01              -0-              -0-
  Gain on disposal of discontinued operations                   .18              -0-              -0-
                                                    ---------------  ---------------  ---------------
    NET EARNINGS
     PER COMMON SHARE                                          $.55             $.59             $.21
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

                            See accompanying notes.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY


                                ------------------------------------------------------------------------------------------------
                                   CLASS A COMMON STOCK       RESTRICTED        TREASURY STOCK
                                --------------------------         STOCK  --------------------------      RETAINED
                                      SHARES        AMOUNT     DEFERRALS        SHARES        AMOUNT      EARNINGS         TOTAL
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Balance at December 31, 1992       4,610,625    $1,307,071          $-0-           -0-          $-0-    $3,542,901    $4,849,972
Net income                               -0-           -0-           -0-           -0-           -0-     2,546,354     2,546,354
Cash dividends ($.07 per
 share)                                  -0-           -0-           -0-           -0-           -0-      (307,376)     (307,376)
Issuance of Common Stock-
 Directors' Stock Plan (NOTE
 E)                                    3,000        29,000           -0-           -0-           -0-           -0-        29,000
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Balance at December 31, 1993       4,613,625     1,336,071           -0-           -0-           -0-     5,781,879     7,117,950
Net income                               -0-           -0-           -0-           -0-           -0-     2,765,701     2,765,701
Cash dividends ($.07 share)              -0-           -0-           -0-           -0-           -0-      (301,954)     (301,954)
Purchase of Common Stock (NOTE
 E)                                      -0-           -0-           -0-      (663,180)   (6,638,284)          -0-    (6,638,284)
Issuance of Common Stock
 (NOTES B AND G):
  401(k) Plan                          3,160        32,676           -0-           -0-           -0-           -0-        32,676
  Rockdale Acquisition               225,000     2,025,000           -0-           -0-           -0-           -0-     2,025,000
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Balance at December 31, 1994       4,841,785     3,393,747           -0-      (663,180)   (6,638,284)    8,245,626     5,001,089
Net income                               -0-           -0-           -0-           -0-           -0-       930,969       930,969
Cash dividends ($.08 share)              -0-           -0-           -0-           -0-           -0-      (348,689)     (348,689)
Issuance of Common Stock
 (NOTES B, D, E, AND G):
  401(k) Plan                         18,354       298,725           -0-           -0-           -0-           -0-       298,725
  Directors' Stock Plan               23,500       238,919           -0-           -0-           -0-           -0-       238,919
  Non-qualified Stock Plan             5,000        48,335           -0-           -0-           -0-           -0-        48,335
  Gwinnett Acquisition                44,117       500,000           -0-           -0-           -0-           -0-       500,000
  Restricted Stock Plan              150,000     2,081,250    (2,081,250)          -0-           -0-           -0-           -0-
Amortization of Restricted
 Stock Plan deferrals                    -0-           -0-     2,081,250           -0-           -0-           -0-     2,081,250
Income tax benefits relating
 to stock plans                          -0-       235,000           -0-           -0-           -0-           -0-       235,000
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
Balance at December 31, 1995       5,082,756    $6,795,976          $-0-      (663,180)  $(6,638,284)   $8,827,906    $8,985,598
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------


                            See accompanying notes.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                          -------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                     1993             1994             1995
                                          ---------------  ---------------  ---------------
OPERATING ACTIVITIES
  Net income                                   $2,546,354       $2,765,701         $930,969
  Items which did not use (provide)
   cash:
    Depreciation                                1,612,040        1,745,293        2,633,360
    Amortization of intangible assets             177,063          396,342        1,325,526
    Amortization of program broadcast
     rights                                       924,878        1,217,976        1,647,035
    Payments for program broadcast
     rights                                      (976,150)      (1,181,598)      (1,776,796)
    Compensation paid in Common Stock                 -0-           80,000        2,321,250
    Supplemental employee benefits               (608,729)        (454,703)        (370,694)
    Common Stock contributed to 401(k)
     Plan                                             -0-           32,676          298,725
    Deferred income taxes                         196,000          523,000          863,000
    (Gain) loss on asset sales                    (52,819)         (21,419)           1,652
    Changes in operating assets and
     liabilities:
      Trade accounts receivable                  (116,526)      (1,444,159)        (852,965)
      Recoverable income taxes                 (1,066,422)         589,942       (1,347,007)
      Inventories                                 (92,526)        (179,930)        (181,034)
      Other current assets                       (352,174)         (24,361)         (11,208)
      Trade accounts payable                      701,556         (306,493)       1,441,745
      Employee compensation and benefits           10,755        1,246,726        1,011,667
      Accrued expenses                           (163,458)         (45,335)        (414,087)
      Accrued interest                            (97,419)         858,164           78,536
    Reduction in value of net assets of
     discontinued business                      1,135,394              -0-              -0-
    Gain on disposal of warehouse
     operations                                (2,454,111)             -0-              -0-
                                          ---------------  ---------------  ---------------
Net cash provided by operating
 activities                                     1,323,706        5,797,822        7,599,674

INVESTING ACTIVITIES
  Acquisitions of newspaper businesses                -0-       (3,442,836)      (2,084,621)
  Acquisition of television business           (1,505,655)     (37,492,643)             -0-
  Purchases of property and equipment          (2,582,225)      (1,767,800)      (3,279,721)
  Proceeds from asset sales                     3,076,764          103,434            2,475
  Deferred acquisition costs                          -0-              -0-       (3,330,481)
  Deferred loan costs                                 -0-       (1,251,287)             -0-
  Proceeds from disposals of operating
   units                                        2,922,893        1,222,697              -0-
  Other                                         1,150,104         (141,767)        (236,904)
                                          ---------------  ---------------  ---------------
Net cash provided by (used in) investing
 activities                                     3,061,881      (42,770,202)      (8,929,252)

FINANCING ACTIVITIES
  Proceeds from borrowings:
    Short-term debt                               650,000              -0-        1,200,000
    Long-term debt                                    -0-       55,826,260        2,950,000
  Repayments of borrowings:
    Short-term debt                              (170,000)        (480,000)      (1,200,000)
    Long-term debt                             (5,133,349)     (11,206,281)      (1,792,516)
    Dividends paid                               (307,376)        (301,954)        (348,689)
    Common Stock transactions                      29,000       (6,638,284)         522,254
                                          ---------------  ---------------  ---------------
  Net cash provided by (used in)
   financing activities                        (4,931,725)      37,199,741        1,331,049
                                          ---------------  ---------------  ---------------
  Increase (decrease) in cash and cash
   equivalents                                   (546,138)         227,361            1,471
  Cash and cash equivalents at beginning
   of year                                        877,297          331,159          558,520
                                          ---------------  ---------------  ---------------
  Cash and cash equivalents at end of
   year                                          $331,159         $558,520         $559,991
                                          ---------------  ---------------  ---------------
                                          ---------------  ---------------  ---------------

                            See accompanying notes.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

    The Company's operations, which are located in six southeastern states, include six television stations, three daily newspapers, and six area weekly advertising only direct mail publications.

PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

REVENUE RECOGNITION

    The Company recognizes revenues as services are performed.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include cash on deposit with a bank. Deposits with the bank are generally insured in limited amounts.

INVENTORIES

    Inventories, principally newsprint and supplies, are stated at the lower of cost or market. The Company uses the last-in, first-out ("LIFO") method of determining costs for substantially all of its inventories. Current cost exceeded the LIFO value of inventories by approximately $36,000 and $170,000 at December 31, 1994 and 1995, respectively.

PROGRAM BROADCAST RIGHTS

    Rights to programs available for broadcast are initially recorded at the amounts of total license fees payable under the license agreements and are charged to operating expense on the basis of total programs available for use on the straight-line method. The portion of the unamortized balance expected to be charged to operating expense in the succeeding year is classified as a current asset, with the remainder classified as a non-current asset. The liability for program broadcast rights is classified as current or long-term, in accordance with the payment terms of the various licenses. The liability is not discounted for imputation of interest.

PROPERTY AND EQUIPMENT

    Property and equipment are carried at cost. Depreciation is computed principally by the straight-line method for financial reporting purposes and by accelerated methods for income tax purposes.

INTANGIBLE ASSETS

    Intangible assets are stated at cost, and with the exception of goodwill acquired prior to November 1, 1970 (approximately $2.47 million at December 31, 1994 and 1995), are amortized using the straight-line method. Goodwill is amortized over 40 years. Loan acquisition fees are amortized over the life of the applicable indebtedness. Non-compete agreements are amortized over the life of the specific agreement. Accumulated amortization of intangible assets resulting from business acquisitions was $0.4 million and $1.7 million as of December 31, 1994 and 1995, respectively.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    If facts and circumstances indicate that the goodwill may be impaired, an evaluation of continuing value would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with this asset would be compared to its carrying amount to determine if a write down to fair market value or discounted cash flow value is required.

INCOME TAXES

    Deferred income taxes are provided on the differences between the financial statement and income tax basis of assets and liabilities. The Company and its subsidiaries file a consolidated federal income tax return and separate state and local tax returns.

CAPITAL STOCK

    The Company has authorized 10 million shares of Class B Common Stock and 20 million shares of Preferred Stock, none of which have been issued at December 31, 1995. All references made to Common Stock in the December 31, 1995 Audited Consolidated Financial Statements of the Company and the Notes thereto refer to the Company's Class A Common Stock.

    On August 17, 1995, the Board of Directors declared a 50% stock dividend on the Company's Common Stock payable October 2, 1995 to stockholders of record on September 8, 1995 to effect a three for two stock split. All applicable share and per share data have been adjusted to give effect to the stock split.

EARNINGS PER COMMON SHARE

    Earnings per common share are based on the weighted average common and common equivalent shares outstanding during the period determined using the treasury stock method. Common equivalent shares are attributable to a Common Stock award to be paid in 1999 and outstanding stock options (SEE NOTES D AND
E).

STOCK OPTION PLAN

    The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations in accounting for its stock options. Under APB 25, if the exercise price of the stock options granted by the Company equals the market price of the underlying stock on the date of the grant, no compensation expense is recognized.

CONCENTRATION OF CREDIT RISK

    The Company provides advertising air time to national, regional and local advertisers within the geographic areas in which the Company operates. Credit is extended based on an evaluation of the customer's financial condition, and generally advance payment is not required. Credit losses are provided for in the financial statements and consistently have been within management's expectations.

INTEREST SWAP

    The Company has entered into an interest rate swap agreement to modify the interest characteristics of a portion of its outstanding debt (see Note C). The agreement involves the exchange of amounts based on a fixed interest rate for amounts based on variable interest rates over the life of the agreement without an exchange of the notional amount upon which the payments are based. The differential to be paid or received as interest rates change is accrued and recognized as an adjustment of interest expense related to the debt (the accrual accounting method). The related amount payable to or receivable from counter-parties is included in other liabilities or assets. The fair value of the swap agreement is not recognized in the financial statements. In the event of the early extinguishment of a designated debt obligation, any realized or unrealized gain or loss from the swap would be recognized in income coincident with the extinguishment.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FAIR VALUE OF FINANCIAL INSTRUMENTS

    The Company has adopted FASB Statement No. 107, DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, which requires disclosure of fair value, to the extent practical, of certain of the Company's financial instruments. The fair value amounts do not necessarily represent the amount that could be realized in a sale or settlement. The Company's financial instruments are comprised principally of an interest rate swap and long-term debt.

    The estimated fair value of long-term bank debt at December 31, 1995 approximated book value since, in management's opinion, such obligations are subject to fluctuating market rates of interest and can be settled at their face amounts. The fair value of the Senior Note at December 31, 1995 was estimated by management to be its carrying value at that date. The Company amended its Senior Note at January 4, 1996 and among other things, changed its effective interest rate. The Company does not anticipate settlement of long-term debt at other than book value.

    The fair value of other financial instruments classified as current assets or liabilities approximates their carrying values due to the short-term maturities of these instruments.

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

    In March 1995, the FASB issued Statement No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("Statement 121"), which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the asset's carrying amount. Statement 121 also addresses the accounting for long-lived assets which are expected to be disposed. The Company does not believe that the adoption of Statement 121 will have a material impact on the Company's financial position.

RECLASSIFICATIONS

    Certain amounts in the accompanying consolidated financial statements have been reclassified to conform to the 1995 format.

B.  BUSINESS ACQUISITIONS
    The Company's acquisitions have been accounted for under the purchase method of accounting. Under the purchase method of accounting, the results of operations of the acquired businesses are included in the accompanying consolidated financial statements as of their respective acquisition dates. The assets and liabilities of acquired businesses are included based on an allocation of the purchase price.

PENDING ACQUISITIONS

    In December 1995, the Company agreed to acquire certain assets owned by John
H. Phipps, Inc. ("Phipps"). The assets include WCTV-TV, the CBS network affiliate serving the Tallahassee, Florida and Thomasville, Georgia television market, WKXT-TV, the CBS network affiliate in Knoxville, Tennessee, and a communications and paging business located in three southeastern states. The purchase price is estimated at approximately $185.0 million. The transaction, which is expected to close in 1996, is subject to approval by the appropriate regulatory agencies. If approved, the Company will be required to divest of certain of its broadcasting operations due to a signal overlap with WCTV, unless the rules of the Federal Communications Commission are modified to permit common ownership of television stations with overlapping signals.

    The Company plans to fund the costs of this acquisition through the issuance of debt and equity securities. Additionally, the Company will amend or replace its existing bank credit facilities.

    In connection with this acquisition, a bank has provided a $10.0 million letter of credit to Phipps on behalf of the Company. The letter of credit will be payable under certain conditions if this acquisition is not

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  BUSINESS ACQUISITIONS (CONTINUED)
completed. In connection with the issuance of the letter of credit, a stockholder of the Company has executed a put agreement which the bank can exercise if the Company defaults on repayment of any amounts that might be paid in accordance with the terms of the letter of credit.

    In connection with the proposed acquisition of assets owned by Phipps, the Company's Board of Directors has agreed to pay Bull Run Corporation ("Bull Run"), a stockholder, a finder's fee equal to 1% of the proposed purchase price for services performed, of which $550,000 was due and included in accounts payable at December 31, 1995.


    On January 4, 1996, the Company purchased substantially all of the assets of WRDW-TV, a CBS television affiliate serving the Augusta, Georgia television market (the "Augusta Acquisition"). The purchase price of approximately $35.9 million, excluding assumed liabilities of approximately $4.0 million, was financed primarily through long-term borrowings. The assets acquired consisted of office equipment and broadcasting operations located in North Augusta, South Carolina. Based on a preliminary allocation of the purchase price, the excess of the purchase price over the fair value of net tangible assets acquired was approximately $32.4 million. In connection with the Augusta Acquisition, the Company's Board of Directors approved the payment of a $360,000 finder's fee to Bull Run.


    Funds for the Augusta Acquisition were obtained from the sale to Bull Run of an 8% subordinated note due January 3, 2005 in principal amount of $10.0 million (the "Subordinated Note"). In connection with the sale of the Subordinated Note, the Company also issued warrants to Bull Run to purchase 487,500 shares of Common Stock at $17.88 per share, 300,000 of which are currently vested, with the remaining warrants vesting in five equal installments commencing in 1997 provided that the Subordinated Note is outstanding. The warrants may not be exercised prior to January 3, 1998 and expire in January 2006. The Company modified its existing bank debt to a variable rate reducing revolving credit facility providing a credit line of $55.0 million (see Note C). The outstanding credit facility balance subsequent to the Augusta Acquisition was approximately $54.0 million; including $28.4 million, which was outstanding under the credit facility at December 31, 1995, $25.2 million used for the Augusta Acquisition, and $425,000 used for the Company's working capital. The transaction also required a modification of the interest rate of the Company's $25.0 million senior secured note with an institutional investor (the "Senior Note") from 10.08% to 10.7%.

    An unaudited pro forma balance sheet as of December 31, 1995 and income statements for the years ended December 31, 1994 and 1995 are presented below giving effect to the Augusta Acquisition as though it had occurred on January 1, 1994.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  BUSINESS ACQUISITIONS (CONTINUED)

    Pro forma December 31, 1995 balance sheet (in thousands):


                                                                             AUGUSTA        PRO FORMA         ADJUSTED
                                                               GRAY      ACQUISITION      ADJUSTMENTS        PRO FORMA
                                                    ---------------  ---------------  ---------------  ---------------
                                                                                                (Unaudited)
Current assets                                              $13,437           $3,061            $(594)         $15,904
Property and equipment                                       17,017            1,778              402           19,197
Goodwill and other intangibles                               46,566            4,129           26,152           76,847
Other long-term assets                                        1,220            2,571           (2,518)           1,273
                                                    ---------------  ---------------  ---------------  ---------------
                                                            $78,240          $11,539          $23,442         $113,221
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------
Current liabilities                                         $13,659           $1,131             $(41)         $14,749
Long-term debt                                               51,462              -0-           33,729           85,191
Other long-term liabilities                                   4,133            2,680           (2,518)           4,295
Stockholders' equity                                          8,986            7,728           (7,728)           8,986
                                                    ---------------  ---------------  ---------------  ---------------
                                                            $78,240          $11,539          $23,442         $113,221
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------


    These pro forma unaudited results of operations do not purport to represent what the Company's actual results of operations would have been if the Augusta Acquisition had occurred on January 1, 1994, and should not serve as a forecast of the Company's operating results for any future periods. The pro forma adjustments are based solely upon certain assumptions that management believes are reasonable under the circumstances at this time. Subsequent adjustments are expected upon final determination of the allocation of the purchase price. Pro forma statement of operations for the year ended December 31, 1994 are as follows (in thousands, except per share data):


                                                                             AUGUSTA        PRO FORMA         ADJUSTED
                                                               GRAY      ACQUISITION      ADJUSTMENTS        PRO FORMA
                                                    ---------------  ---------------  ---------------  ---------------
                                                                                                (Unaudited)
Revenues, net                                               $36,518           $8,046             $255          $44,819
Expenses                                                     30,242            5,854              935           37,031
                                                    ---------------  ---------------  ---------------  ---------------
                                                              6,276            2,192             (680)           7,788
Miscellaneous income (expense), net                             189              (55)              90              224
Interest expense                                              1,923              -0-            3,156            5,079
                                                    ---------------  ---------------  ---------------  ---------------
                                                              4,542            2,137           (3,746)           2,933
Income tax expense (benefit)                                  1,776              -0-             (603)           1,173
                                                    ---------------  ---------------  ---------------  ---------------
    NET EARNINGS                                             $2,766           $2,137          $(3,143)          $1,760
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------
Average shares outstanding                                    4,689                                              4,689
                                                    ---------------                                    ---------------
                                                    ---------------                                    ---------------
Earnings per share                                             $.59                                               $.38
                                                    ---------------                                    ---------------
                                                    ---------------                                    ---------------

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  BUSINESS ACQUISITIONS (CONTINUED)

    Pro forma statement of operations for the year ended December 31, 1995 are as follows (in thousands, except per share data):


                                                                             AUGUSTA        PRO FORMA         ADJUSTED
                                                               GRAY      ACQUISITION      ADJUSTMENTS        PRO FORMA
                                                    ---------------  ---------------  ---------------  ---------------
                                                                                                (Unaudited)
Revenues, net                                               $58,616           $8,660             $227          $67,503
Expenses                                                     51,756            6,198              944           58,898
                                                    ---------------  ---------------  ---------------  ---------------
                                                              6,860            2,462             (717)           8,605
Miscellaneous income (expense), net                             143             (220)             128               51
Interest expense                                              5,438              -0-            3,355            8,793
                                                    ---------------  ---------------  ---------------  ---------------
                                                              1,565            2,242           (3,944)            (137)
Income tax expense (benefit)                                    634              -0-             (675)             (41)
                                                    ---------------  ---------------  ---------------  ---------------
    NET EARNINGS (LOSS)                                        $931           $2,242          $(3,269)            $(96)
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------
Average shares outstanding                                    4,481                                              4,354
                                                    ---------------                                    ---------------
                                                    ---------------                                    ---------------
Earnings (loss) per share                                      $.21                                              $(.02)
                                                    ---------------                                    ---------------
                                                    ---------------                                    ---------------

    The pro forma results presented above include adjustments to reflect (i) the reclassification of national representative commissions as an expense consistent with the presentation of the Company, (ii) the incurrence of interest expense to fund the Augusta Acquisition, (iii) depreciation and amortization of assets acquired, and (iv) the income tax effect of such pro forma adjustments and income taxes on the earnings of the Augusta Acquisition. With respect to the Augusta Acquisition, the pro forma adjustments are based upon a preliminary allocation of the purchase price.

1995 ACQUISITIONS


    On January 6, 1995, the Company purchased substantially all of the assets of The Gwinnett Post-Tribune and assumed certain liabilities (the "Gwinnett Acquisition"). The assets consisted of office equipment and publishing operations located in Lawrenceville, Georgia. The purchase price of approximately $3.7 million, including assumed liabilities of approximately $370,000, was paid by approximately $1.2 million in cash (financed through long-term borrowings and cash from operations), issuance of 44,117 shares of the Company's Common Stock (having fair value of $500,000), and $1.5 million payable to the sellers pursuant to non-compete agreements. The excess of the purchase price over the fair value of net tangible assets acquired was approximately $3.4 million. In connection with the Gwinnett Acquisition, the Company's Board of Directors approved the payment of a $75,000 finders' fee to Bull Run. Pro forma results of the Gwinnett Acquisition have not been presented as the effect on prior periods is not significant.


    On September 1, 1995, the Company purchased substantially all of the assets of three area weekly advertising only direct mail publications, and assumed certain liabilities (the "Tallahassee Acquisition"). The tangible assets acquired consist of land and office buildings, office equipment, mechanical equipment and automobiles used in operations located in southwest Georgia and north Florida. The purchase price of approximately $1.4 million consisted of $833,000 in cash and approximately $583,000 in assumed liabilities. The excess of the purchase price over the fair value of net tangible assets acquired was approximately $934,000. Pro forma results giving effect to the Tallahassee Acquisition have not been presented as the effect on prior periods is not significant.

1994 ACQUISITIONS

    On September 2, 1994, the Company purchased substantially all of the assets of Kentucky Central Television, Inc. ("Kentucky Central") and assumed certain of its liabilities (the "Kentucky Acquisition").

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  BUSINESS ACQUISITIONS (CONTINUED)
Kentucky Central operated two television stations, WKYT located in Lexington, Kentucky and WYMT located in Hazard, Kentucky, both of which are affiliates of the CBS television network. The purchase price of approximately $38.1 million, excluding acquisition costs of approximately $2.1 million and assumed liabilities of approximately $2.3 million, was financed primarily through long-term borrowings. The excess of the purchase price over the fair value of net tangible assets acquired was approximately $31.4 million.

    On May 31, 1994, the Company purchased substantially all of the assets of Citizens Publishing Company, Inc. and assumed certain of its liabilities (the "Rockdale Acquisition"). The acquired assets consist of land and an office building located in Conyers, Georgia, containing The Rockdale Citizen newspaper and other assets relating to the newspaper publishing business. The purchase price of approximately $4.8 million consisted of a $2.8 million cash payment financed through long-term bank borrowings, and 225,000 shares of the Company's Common Stock (with a fair value of $2.0 million at the closing date). The excess of the purchase price over the fair value of net tangible assets acquired was approximately $4.0 million.


    On October 18, 1994, the Company purchased substantially all of the assets of four area weekly advertising only direct mail publications and assumed certain of their liabilities. The assets consist of land and an office building, office equipment, automobiles, and publishing operations located in southwest Georgia. The purchase price of approximately $1.5 million consisted of a $545,000 cash payment and approximately $1.0 million financed by the sellers. The excess of the purchase price over the fair value of net tangible assets acquired was approximately $1.2 million. Pro forma results giving effect to this acquisition have not been presented as the effect on prior periods is not significant.


    Unaudited pro forma statements of income from continuing operations for the years ended December 31, 1993 and 1994, are presented below, giving effect to the Rockdale Acquisition and the Kentucky Acquisition (collectively the "1994 Acquisitions") as though they had occurred on January 1, 1993.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  BUSINESS ACQUISITIONS (CONTINUED)

    These pro forma unaudited results of operations do not purport to represent what the Company's actual results of operations would have been if the 1994 Acquisitions had occurred on January 1, 1993, and should not serve as a forecast of the Company's operating results for any future periods. The pro forma adjustments are based upon certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma results of continuing operations are as follows (in thousands, except per share data):


                                                                        YEAR ENDED DECEMBER 31, 1993
                                                                      KENTUCKY      ROCKDALE     PRO FORMA      ADJUSTED
                                                            GRAY   ACQUISITION   ACQUISITION   ADJUSTMENTS     PRO FORMA
                                                    ------------  ------------  ------------  ------------  ------------
                                                                                (UNAUDITED)
Operating revenues                                       $25,113       $14,526        $2,660          $-0-       $42,299
Operating expenses                                        21,582        10,827         2,646           877        35,932
                                                    ------------  ------------  ------------  ------------  ------------
  Operating income                                         3,531         3,699            14          (877)        6,367
Miscellaneous income, net                                    202           219           -0-           -0-           421
                                                    ------------  ------------  ------------  ------------  ------------
                                                           3,733         3,918            14          (877)        6,788
Interest expense                                             985             4             9         3,187         4,185
                                                    ------------  ------------  ------------  ------------  ------------
  Income from continuing operations before income
   taxes                                                   2,748         3,914             5        (4,064)        2,603
Income tax expense (benefit)                               1,068         1,326           -0-        (1,405)          989
                                                    ------------  ------------  ------------  ------------  ------------
Income from continuing operations                         $1,680        $2,588            $5        $2,659        $1,614
                                                    ------------  ------------  ------------  ------------  ------------
                                                    ------------  ------------  ------------  ------------  ------------
Average shares outstanding                                 4,611                                                   4,836
                                                    ------------                                            ------------
                                                    ------------                                            ------------
Earnings per common share from continuing
 operations                                                 $.36                                                    $.33
                                                    ------------                                            ------------
                                                    ------------                                            ------------

                                                                        YEAR ENDED DECEMBER 31, 1994
                                                                      KENTUCKY      ROCKDALE     PRO FORMA      ADJUSTED
                                                            GRAY   ACQUISITION   ACQUISITION   ADJUSTMENTS     PRO FORMA
                                                    ------------  ------------  ------------  ------------  ------------
                                                                                (UNAUDITED)
Operating revenues                                       $36,518       $10,237          $980          $-0-       $47,735
Operating expenses                                        30,242         7,382           930           559        39,113
                                                    ------------  ------------  ------------  ------------  ------------
  Operating income                                         6,276         2,855            50          (559)        8,622
Miscellaneous income, net                                    189            19           -0-           -0-           208
                                                    ------------  ------------  ------------  ------------  ------------
                                                           6,465         2,874            50          (559)        8,830
Interest expense                                           1,923           -0-             4         2,412         4,339
                                                    ------------  ------------  ------------  ------------  ------------
  Income from continuing operations before income
   taxes                                                   4,542         2,874            46        (2,971)        4,491
Income tax expense (benefit)                               1,776           237           -0-          (208)        1,805
                                                    ------------  ------------  ------------  ------------  ------------
  Net income from continuing operations                   $2,766        $2,637           $46       $(2,763)       $2,686
                                                    ------------  ------------  ------------  ------------  ------------
                                                    ------------  ------------  ------------  ------------  ------------
Average shares outstanding                                 4,689                                                   4,780
                                                    ------------                                            ------------
                                                    ------------                                            ------------
Earnings per common share from continuing
 operations                                                 $.59                                                    $.56
                                                    ------------                                            ------------
                                                    ------------                                            ------------

    The pro forma results presented above include adjustments to reflect (i) the incurrence of interest expense to fund the 1994 Acquisitions, (ii) depreciation and amortization of assets acquired, and (iii) the

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  BUSINESS ACQUISITIONS (CONTINUED)
income tax effect of such pro forma adjustments. Average outstanding shares used to calculate earnings per share from continuing operations for 1994 and 1993 include the 225,000 shares issued in connection with the Rockdale Acquisition.

C.  LONG-TERM DEBT

    Long-term debt consists of the following (in thousands):


                                                              DECEMBER 31,
                                                               1994             1995
                                                    ---------------  ---------------
Senior Note                                                 $25,000          $25,000
Bank Loan                                                    26,926           28,375
Other                                                         1,013              950
                                                    ---------------  ---------------
                                                             52,939           54,325
Less current portion                                         (1,293)          (2,862)
                                                    ---------------  ---------------
                                                            $51,646          $51,463
                                                    ---------------  ---------------
                                                    ---------------  ---------------

    On September 2, 1994, the Company issued through a private placement with an institutional investor, a $25.0 million 9.33% note (the "Senior Note"). The Senior Note provides for semi-annual principal payments of $2.5 million beginning March 1999. Interest is payable semi-annually in arrears and the Senior Note, as amended on January 4, 1996, bears interest at 10.7% (see Note
B). The agreement pursuant to which the Senior Note was issued contains certain restrictive provisions, which, among other things, limit capital expenditures and additional indebtedness, and require minimum levels of net worth and cash flows.

    On September 2, 1994, the Company entered into a bank term loan agreement (the "Bank Loan") which provided for borrowings of approximately $21.4 million. On November 30, 1994, the Bank Loan was amended to provide for additional borrowings of $6.7 million which were used to purchase 663,180 shares of the Company's Common Stock (SEE NOTE E). The Bank Loan, as amended on January 4, 1996, bears interest, at the Company's option, at a spread over LIBOR, or at a spread over the bank's prime rate (8.96% at January 4, 1996) (see Note B). The Bank Loan is due in varying, quarterly principal payments of $750,000 to $2.0 million through September 2002 with two quarterly installments of $7 million payable starting December 2002. The Bank Loan provides for an annual loan prepayment based on the Company's cash flow as defined by the Bank Loan. Additionally, the effective interest rate of the Bank Loan can be changed based upon the Company's maintenance of certain operating ratios as defined by the Bank Loan, not to exceed the bank's prime rate plus 1.25% or LIBOR plus 3.5%. The Bank Loan contains restrictive provisions similar to the provisions of the Senior Note.

    The Senior Note and the Bank Loan are secured by substantially all of the Company's existing and hereafter acquired assets.

    The Company entered into a five year interest rate swap agreement on June 2, 1995, to effectively convert a portion of its floating rate debt to a fixed rate basis. Approximately $25.0 million of the Company's outstanding debt under the Bank Loan was subject to this interest rate swap agreement at December 31, 1995. The effective rate of the Bank Loan and interest rate swap at December 31, 1995, was approximately 8.64% and 9.10%, respectively. The unrealized loss for the interest rate swap was approximately $565,000 at December 31, 1995, based upon comparison to treasury bond yields for bonds with similar maturity dates as the interest rate swap.

    At December 31, 1995, retained earnings of approximately $500,000 were available for dividends.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  LONG-TERM DEBT (CONTINUED)

    Aggregate minimum principal maturities on long-term debt as of December 31, 1995, were as follows (in thousands):


1996                                                          $2,862
1997                                                           5,039
1998                                                           6,634
1999                                                          12,615
2000                                                          11,303
Thereafter                                                    15,872
                                                          ----------
                                                             $54,325
                                                          ----------
                                                          ----------


    The Company made interest payments of approximately $902,000, $1.2 million and $5.4 million during 1993, 1994 and 1995, respectively.


D.  SUPPLEMENTAL EMPLOYEE BENEFITS AND OTHER AGREEMENTS
    The Company has an employment agreement with its President which provides him 122,034 shares of the Company's Common Stock if his employment with the Company continues until September 1999. The Company will recognize approximately $1.2 million of compensation expense for this award over the five year period ending in 1999 ($80,000 and $240,000 of expense was recorded in 1994 and 1995, respectively).


    Pursuant to the terms of his employment agreement, Mr. Williams was awarded an aggregate of 150,000 shares of Class A Common Stock in three separate grants (the "Common Stock Award") based upon the Class A Common Stock attaining certain designated values. Upon Mr. Williams' resignation from the Company in December 1995, the Company entered into a separation agreement with him, which provided, among other things, for the payment of $596,000 over a two-year period ending November 1997 as consideration for consulting services, Mr. Williams' resignation and certain non-compete and confidentiality agreements. The Company has recorded approximately $596,000 of corporate and administrative expenses during the year ended December 31, 1995 in accordance with the terms of the separation agreement. In addition, the separation agreement provided for the removal of the restrictions on the Common Stock Award and such Common Stock Award became fully vested. Compensation expense of approximately $2.1 million (including $865,000 during the quarter ended December 31, 1995), was recognized in 1995 for the Common Stock Award.


    The Company has entered into supplemental retirement benefit agreements with certain key employees. These benefits are to be paid in equal monthly amounts over the employees' life for a period not to exceed 15 years after retirement. The Company charges against operations amounts sufficient to fund the present value of the estimated lifetime supplemental benefit over each employee's anticipated remaining period of employment. The Company maintains life insurance coverage on these individuals (with a cash surrender value of approximately $280,000 at December 31, 1995) in adequate amounts to fund the agreements.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

D.  SUPPLEMENTAL EMPLOYEE BENEFITS AND OTHER AGREEMENTS (CONTINUED)

    The following summarizes activity relative to certain officers' agreements and the supplemental employee benefits (in thousands):


                                                                      DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
Beginning liability                                          $3,495           $2,960           $2,518
                                                    ---------------  ---------------  ---------------
  Provision                                                     166              184              976
  Forfeitures                                                  (399)            (266)            (169)
                                                    ---------------  ---------------  ---------------
  Net (income) expense                                         (233)             (82)             807
  Payments                                                     (302)            (360)            (387)
                                                    ---------------  ---------------  ---------------
    Net change                                                 (535)            (442)             420
                                                    ---------------  ---------------  ---------------
Ending liability                                              2,960            2,518            2,938
Less current portion                                           (162)            (175)            (725)
                                                    ---------------  ---------------  ---------------
                                                             $2,798           $2,343           $2,213
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

E.  STOCKHOLDERS' EQUITY
    The Company has a Stock Purchase Plan which allows outside directors to purchase up to 7,500 shares of the Company's Common Stock directly from the Company before the end of January following each calendar year. The purchase price per share approximates the market price of the Common Stock at the time of the grant. During 1993, 1994 and 1995, certain directors purchased an aggregate of 3,000, -0- and 23,500 shares of Common Stock, respectively, under this plan.

    The Company has a long-term incentive plan (the "Incentive Plan") under which 600,000 shares of the Company's Common Stock are reserved for grants to key personnel for (i) incentive stock options, (ii) non-qualified stock options,
(iii) stock appreciation rights, (iv) restricted stock and (v) performance awards, as defined by the Incentive Plan. Stock underlying outstanding options or performance awards are counted against the Incentive Plan's maximum shares while such options or awards are outstanding. Under the Incentive Plan, the options granted vest after a two year period and expire three years after full vesting. Options granted through December 31, 1995, have been granted at a price which approximates fair market value on the date of the grant.

                                                        EXERCISE PRICE PER SHARE
                                                    --------------------------------
                                                              $9.67           $13.33
Stock options granted on November 18, 1993                   92,250              -0-
Forfeitures                                                  (3,000)             -0-
                                                    ---------------  ---------------
Stock options outstanding at
  December 31, 1993                                          89,250              -0-
  Options granted                                            73,559              -0-
  Forfeitures                                               (16,500)             -0-
                                                    ---------------  ---------------
Stock options outstanding at
  December 31, 1994                                         146,309              -0-
  Options granted                                               -0-           58,050
  Options exercised                                          (5,000)             -0-
  Forfeitures                                               (14,250)          (3,900)
                                                    ---------------  ---------------
Stock options outstanding at December 31, 1995              127,059           54,150
                                                    ---------------  ---------------
                                                    ---------------  ---------------

    At December 31, 1995, 56,500 of the $9.67 options issued in 1993 were exercisable.

    On December 1, 1994, the Company repurchased 663,180 shares of its Common Stock at a price of $10.00 per share for a total purchase price before expenses, of $6.63 million. The trading value of the Common Stock on the NASDAQ Small Cap Issues Market was $10.83 on December 1, 1994. The Common Stock was purchased from The Prudential Insurance Company of America and Sandler Associates (420,000 and 243,180 shares, respectively). The purchase was funded by a bank loan (SEE NOTE C).

F.  INCOME TAXES
    The Company uses the liability method in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

F.  INCOME TAXES (CONTINUED)

    Federal and state income tax expense (benefit) included in the consolidated financial statements are summarized as follows (in thousands):


                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
Current
  Federal                                                      $982           $1,093            $(253)
  State                                                         181              160               24
Deferred                                                        436              523              863
                                                    ---------------  ---------------  ---------------
                                                             $1,599           $1,776             $634
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

    The total provision for income taxes for 1993 included $531,000 for discontinued operations.


    The components of deferred income tax expense for federal and state and local income taxes resulted from the following (in thousands):


                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
Accelerated depreciation for tax purposes                       $50              $19             $349
Accelerated amortization for tax purposes                       -0-              164              726
Employee benefits and other agreements                          181               96             (150)
Temporary difference related to loss on sales of
 assets                                                         174              248              -0-
Excess of book over tax deductions for lease                      7               91              -0-
Other                                                            24              (95)             (62)
                                                    ---------------  ---------------  ---------------
                                                               $436             $523             $863
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

F.  INCOME TAXES (CONTINUED)

    Significant components of the Company's deferred tax liabilities and assets are as follows (in thousands):


                                                                      DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
Deferred tax liabilities:
  Net book value of property and equipment                     $704             $723           $1,069
  Goodwill                                                      -0-              164              890
  Other                                                         120              120              120
                                                    ---------------  ---------------  ---------------
    Total deferred tax liabilities                              824            1,007            2,079
Deferred tax assets:
  Liability under supplemental retirement plan                1,125            1,029            1,127
  Allowance for doubtful accounts                               168              335              195
  Difference in basis of assets held for sale                 1,189              941              941
  Other                                                         135              117              368
                                                    ---------------  ---------------  ---------------
    Total deferred tax assets                                 2,617            2,422            2,631
  Valuation allowance for deferred tax assets                  (753)            (753)            (753)
                                                    ---------------  ---------------  ---------------
    Net deferred tax assets                                   1,864            1,669            1,878
                                                    ---------------  ---------------  ---------------
  Deferred tax assets (liabilities)                          $1,040             $662            $(201)
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------


    A reconciliation of income tax expense at the statutory federal income tax rate and income taxes as reflected in the consolidated financial statements is as follows (in thousands):


                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
Statutory rate applied to income                             $1,409           $1,544             $532
State and local taxes, net of federal tax benefits              164              195               91
Other items, net                                                 26               37               11
                                                    ---------------  ---------------  ---------------
                                                             $1,599           $1,776             $634
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

    The Company made income tax payments of approximately $2.1 million, $1.5 million and $742,000 during 1993, 1994 and 1995, respectively. At December 31, 1995, the Company had current recoverable income taxes of approximately $1.3 million.

G.  RETIREMENT PLANS

PENSION PLAN

    The Company has a retirement plan covering substantially all full-time employees. Retirement benefits are based on years of service and the employees' highest average compensation for five consecutive years during the last ten years of employment. The Company's funding policy is to contribute annually the minimum amounts deductible for federal income tax purposes.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

G.  RETIREMENT PLANS (CONTINUED)

    The net pension expense includes the following (in thousands):


                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
Service costs-benefits earned during the year                  $224             $204             $221
Interest cost on projected benefit obligation                   374              359              384
Actual return on plan assets                                   (377)             (91)            (655)
Net amortization and deferral                                   (63)            (338)             187
                                                    ---------------  ---------------  ---------------
Net pension expense                                            $158             $134             $137
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------
Assumptions:
  Discount rate                                                8.0%             7.0%             8.0%
  Expected long-term rate of return on assets                  8.0%             7.0%             8.0%
  Estimated rate of increase in compensation
   levels                                                      6.0%             5.0%             6.0%


    The following summarizes the plan's funded status and related assumptions (in thousands):


                                                              DECEMBER 31,
                                                               1994             1995
                                                    ---------------  ---------------
Actuarial present value of accumulated benefit
 obligation is as follows:
  Vested                                                     $4,452           $5,308
  Other                                                          66              135
                                                    ---------------  ---------------
                                                             $4,518           $5,443
                                                    ---------------  ---------------
                                                    ---------------  ---------------
Plan assets at fair value, primarily mutual funds
 and an unallocated insurance contract                       $5,307           $5,680
Projected benefit obligation                                 (5,015)          (5,904)
                                                    ---------------  ---------------
Plan assets in excess of (less than) projected
 benefit obligation                                             292             (224)
Unrecognized net (gain) loss                                   (135)             190
Unrecognized net asset                                         (409)            (355)
                                                    ---------------  ---------------
Pension liability included in consolidated balance
 sheet                                                        $(252)           $(389)
                                                    ---------------  ---------------
                                                    ---------------  ---------------
Assumptions:
  Discount rate                                                8.0%             7.0%
  Estimated rate of increase in compensation
   levels                                                      6.0%             5.0%

    Effective December 31, 1995, the Company changed certain assumptions utilized in the actuarially computed costs and liabilities. The effect of such changes was to increase the present value of the projected benefit obligations by approximately $613,000.

CAPITAL ACCUMULATION PLAN

    Effective October 1, 1994, the Company adopted the Gray Communications Systems, Inc. Capital Accumulation Plan (the "Capital Accumulation Plan") for the purpose of providing additional retirement benefits for substantially all employees. The Capital Accumulation Plan is intended to meet the requirements of section 401(k) of the Internal Revenue Code.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

G.  RETIREMENT PLANS (CONTINUED)
    Employee contributions to the Capital Accumulation Plan, not to exceed 6% of the employees' gross pay, are matched by Company contributions. The Company's percentage match is made by a contribution of the Company's Common Stock, in an amount declared by the Company's Board of Directors before the beginning of each plan year. The Company's percentage match was 50% for both the year ended December 31, 1995 and the three months ended December 31, 1994. The Company contributions vest, based upon each employee's number of years of service, over a period not to exceed five years. The Company has reserved 150,000 shares of its Common Stock for issuance under the Capital Accumulation Plan.

    Company matching contributions aggregating $32,676 and $298,725 were charged to expense for 1994 and 1995, respectively, for the issuance of 3,160 and 18,354 shares, respectively of the Company's Common Stock.

H. COMMITMENTS AND CONTINGENCIES
    The Company has various operating lease commitments for equipment, land and office space which expire through the year 2027. Future minimum payments under operating leases with initial or remaining non-cancelable lease terms in excess of one year are not material.

    The Company has entered into commitments for various television film exhibition rights for which the license periods have not yet commenced. Obligations under these commitments are payable in the following years:

1996                                                       $491,360
1997                                                      1,431,983
1998                                                      1,351,273
1999                                                      1,133,860
2000                                                        456,733
                                                    ---------------
                                                         $4,865,209
                                                    ---------------
                                                    ---------------

    The Company is subject to legal proceedings and claims which arise in the normal course of its business. In the opinion of management, the amount of ultimate liability, if any, with respect to these actions will not materially affect the Company's financial position.

I.  DISCONTINUED OPERATIONS
    On April 13, 1994, the Company completed the sale of the assets of Gray Air Service (an operation discontinued in 1993) for approximately $1.2 million, and used the proceeds to reduce the Company's outstanding debt. During the year ended December 31, 1993, the Company sold its investment in undeveloped farmland, another asset held for sale, for approximately $2.0 million.

    On March 31, 1993, the Company completed the sale of its warehouse operations to Gray Distribution Services, Inc., a Georgia corporation, owned by a former director and officer of the Company. The net sales price of approximately $2.9 million was paid in cash at the date of closing. The Company recognized a gain of approximately $1.5 million, net of income tax expense of approximately $932,000, relative to the disposal of the warehouse operations. A special independent committee of the Company's Board of Directors approved the terms and conditions of the sale.

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

I.  DISCONTINUED OPERATIONS (CONTINUED)

    The following summarizes information relative to the discontinued business segment for the year ended December 31, 1993 (in thousands):


Operating revenues                                           $1,695
                                                    ---------------
                                                    ---------------
Operating earnings                                             $100
                                                    ---------------
                                                    ---------------
Net earnings                                                    $48
                                                    ---------------
                                                    ---------------

J.  INFORMATION ON BUSINESS SEGMENTS

    The Company operates in two business segments: broadcasting and publishing. A transportation segment was discontinued in 1993 (see Note I). The broadcasting segment operates five television stations at December 31, 1995. The Publishing segment operates three daily newspapers in three different markets, and six area weekly advertising only direct mail publications in southwest Georgia and north Florida. The following tables present certain financial information concerning the Company's two operating segments and its discontinued segment (in thousands).


                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
OPERATING REVENUE
  Broadcasting                                              $15,004          $22,826          $36,750
  Publishing                                                 10,109           13,692           21,866
                                                    ---------------  ---------------  ---------------
                                                            $25,113          $36,518          $58,616
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------
OPERATING PROFIT (LOSS) FROM CONTINUING OPERATIONS
  Broadcasting                                               $2,491           $5,241           $7,822
  Publishing                                                  1,040            1,036             (962)
                                                    ---------------  ---------------  ---------------
Total operating profit from continuing operations             3,531            6,277            6,860
Miscellaneous income and expense, net                           202              188              144
Interest expense                                               (985)          (1,923)          (5,439)
                                                    ---------------  ---------------  ---------------
Income from continuing operations before income
 taxes                                                       $2,748           $4,542           $1,565
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

    Operating profit is total operating revenue less operating expenses, excluding miscellaneous income and expense (net) and interest. Corporate administrative expenses are allocated to operating profit based on net segment revenues.

                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
DEPRECIATION AND AMORTIZATION EXPENSE
  Broadcasting                                                 $904           $1,326           $2,723
  Publishing                                                    438              690            1,190
                                                    ---------------  ---------------  ---------------
                                                              1,342            2,016            3,913
  Corporate                                                     223              126               46
                                                    ---------------  ---------------  ---------------
                                                              1,565            2,142            3,959
  Discontinued operations                                       224              -0-              -0-
                                                    ---------------  ---------------  ---------------
Total depreciation and amortization expense                  $1,789           $2,142           $3,959
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

                       GRAY COMMUNICATIONS SYSTEMS, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

J.  INFORMATION ON BUSINESS SEGMENTS (CONTINUED)

CAPITAL EXPENDITURES
  Broadcasting                                                 $787           $1,330           $2,285
  Publishing                                                    755              366              973
                                                    ---------------  ---------------  ---------------
                                                              1,542            1,696            3,258
  Corporate                                                     124               72               22
                                                    ---------------  ---------------  ---------------
                                                              1,666            1,768            3,280
  Discontinued operations                                       916              -0-              -0-
                                                    ---------------  ---------------  ---------------
Total capital expenditures                                   $2,582           $1,768           $3,280
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

                                                                      DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
IDENTIFIABLE ASSETS
  Broadcasting                                               $9,984          $53,173          $54,022
  Publishing                                                  4,753           11,878           18,170
                                                    ---------------  ---------------  ---------------
                                                             14,737           65,051           72,192
  Corporate                                                   5,699            3,738            6,048
                                                    ---------------  ---------------  ---------------
                                                             20,436           68,789           78,240
  Discontinued operations                                       936              -0-              -0-
                                                    ---------------  ---------------  ---------------
Total identifiable assets                                   $21,372          $68,789          $78,240
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------


K. SUBSEQUENT EVENTS


    On May 2, 1996, the Company filed a Registration Statement with the Securities and Exchange Commission (the "SEC") on Form S-1 to register the sale of 4,025,000 shares of Class B Common Stock, including an over-allotment option granted by the Company to the underwriters of such offering. Also on May 2, 1996, the Company filed a Registration Statement with the SEC on Form S-1 to register the sale of $150,000,000 Senior Subordinated Notes due in 2006 (the "Notes"). On May 13, July 9, and August 9, 1996, the Company filed amendments to such Registration Statements. The Notes will be jointly and severally guaranteed (the "Subsidiary Guarantees") by all of the Company's subsidiaries (the "Subsidiary Guarantors"). The obligations of the Subsidiary Guarantors under the Subsidiary Guarantees will be subordinated, to the same extent as the obligations of the Company in respect of the Notes, to the prior payment in full of all existing and future senior debt of the Subsidiary Guarantors (which will include any guarantee issued by such Subsidiary Guarantors of any senior debt).



    The Company is a holding company with no material independent assets or operations, other than its investment in its subsidiaries. The Subsidiary Guarantors are, directly or indirectly, wholly-owned subsidiaries of the Company and the Subsidiary Guarantees will be full, unconditional and joint and several. All of the current and future direct and indirect subsidiaries of the Company will be guarantors of the Notes. Accordingly, separate financial statements of each of the Subsidiary Guarantors are not presented because management has determined that they are not material to investors.

                         REPORT OF INDEPENDENT AUDITORS

Partners of Television Station Partners, L.P.

    We have audited the accompanying balance sheet of WRDW-TV, an operating station of Television Station Partners, L.P., as of December 31, 1995, and the related statements of income, partnership's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WRDW-TV at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with the generally accepted accounting principles.

                                          ERNST & YOUNG LLP
Atlanta, Georgia
January 26, 1996

                                    WRDW-TV
                             (THE AUGUSTA BUSINESS)
                                 BALANCE SHEET
                               DECEMBER 31, 1995

ASSETS

Current assets:
  Cash                                                                                                   $333,658
  Accounts receivable, net of allowance for doubtful accounts of approximately $117,380                 1,748,208
  Television film exhibition rights                                                                       924,107
  Prepaid and other current assets                                                                         55,342
                                                                                                     ------------
      Total current assets                                                                              3,061,315
Property, buildings and equipment-net (NOTE 3):                                                         1,778,429
Television film exhibition rights                                                                       2,570,850
Intangible assets-net                                                                                   4,128,730
                                                                                                     ------------
      Total                                                                                           $11,539,324
                                                                                                     ------------
                                                                                                     ------------

LIABILITIES AND PARTNERSHIP'S EQUITY

Current liabilities:
  Accounts payable and accrued expenses (NOTE 4)                                                         $233,197
  Obligations for television film exhibition rights                                                       898,251
                                                                                                     ------------
      Total current liabilities                                                                         1,131,448
Obligations for television film exhibition rights                                                       2,680,267
Commitments and contingencies (NOTE 5)
Partnership's equity (NOTES 1 AND 7)                                                                    7,727,609
                                                                                                     ------------
      Total                                                                                           $11,539,324
                                                                                                     ------------
                                                                                                     ------------

SEE ACCOMPANYING NOTES.

                                    WRDW-TV
                             (THE AUGUSTA BUSINESS)
                              STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1995

REVENUES:
  Broadcasting revenues                                                                               $10,059,555
  Less:
    Advertising agency commissions                                                                      1,171,595
    National sales representative commissions                                                             227,368
                                                                                                     ------------
  Total advertising agency and national sales representative commissions                                1,398,963
                                                                                                     ------------
Net operating revenues                                                                                  8,660,592
                                                                                                     ------------
OPERATING EXPENSES:
  Operating, technical and programming costs                                                            3,142,280
  Selling, general and administrative                                                                   2,631,952
  Depreciation                                                                                            272,298
  Amortization of intangible assets                                                                       151,620
                                                                                                     ------------
Total operating expenses                                                                                6,198,150
                                                                                                     ------------

INCOME BEFORE OTHER EXPENSES                                                                            2,462,442
Other-expenses, net                                                                                       220,211
                                                                                                     ------------
Net income                                                                                             $2,242,231
                                                                                                     ------------
                                                                                                     ------------

SEE ACCOMPANYING NOTES.

                                    WRDW-TV
                             (THE AUGUSTA BUSINESS)
                       STATEMENT OF PARTNERSHIP'S EQUITY
                          YEAR ENDED DECEMBER 31, 1995

Balance at December 31, 1994                                                                           $7,410,422
  Net income                                                                                            2,242,231
  Distribution to Television Station Partners, L.P.                                                    (1,925,044)
                                                                                                     ------------
Balance at December 31, 1995                                                                           $7,727,609
                                                                                                     ------------
                                                                                                     ------------

SEE ACCOMPANYING NOTES.

                                    WRDW-TV
                             (THE AUGUSTA BUSINESS)
                            STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1995

CASH FLOW FROM OPERATING ACTIVITIES
Net income                                                                                             $2,242,231
Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                                                       1,359,415
    Provision for bad debt (recoveries)                                                                   (14,000)
    Net trade barter revenue                                                                              (59,356)
    Gain on sale of property and equipment                                                                (12,868)
    Changes in operating assets and liabilities:
    Accounts receivable                                                                                   (60,155)
    Prepaid and other assets                                                                              102,937
    Accounts payable and accrued expenses                                                                (359,296)
    Payments of obligations for television film exhibition rights                                      (1,017,754)
    Other                                                                                                 274,956
                                                                                                     ------------
Net cash provided by operating activities                                                               2,456,110

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment                                                               12,868
Capital expenditures                                                                                     (121,987)
                                                                                                     ------------
Net cash used in investing activities                                                                    (109,119)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash transferred to Partnership                                                                        (2,200,000)
                                                                                                     ------------
Net cash used in financing activities                                                                  (2,200,000)

NET INCREASE IN CASH                                                                                      146,991
CASH AT BEGINNING OF YEAR                                                                                 186,667
                                                                                                     ------------
CASH AT END OF YEAR                                                                                      $333,658
                                                                                                     ------------
                                                                                                     ------------

SUPPLEMENTAL DISCLOSURE OF NONCASH OPERATING, INVESTING AND FINANCIAL ACTIVITIES
  Television film exhibition obligations were incurred when the Station entered into contracts for
   film exhibition rights totaling:                                                                      $387,450
                                                                                                     ------------
                                                                                                     ------------
  Property and equipment was acquired in exchange for advertising time totaling:                          $59,356
                                                                                                     ------------
                                                                                                     ------------

SEE ACCOMPANYING NOTES.

                                    WRDW-TV
                             (THE AUGUSTA BUSINESS)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

1.  STATION ORGANIZATION AND BASIS OF PRESENTATION
    WRDW-TV (the "Station") is a commercial television station located in North Augusta, South Carolina. The Station was owned and operated by Television Station Partners, L.P. (the "Partnership") from July 7, 1989 to January 4, 1996-See Note 8. The Partnership is a Delaware limited partnership which was organized on May 24, 1989 for the sole purpose of acquiring, owning, operating and, at such time as GP Station Partners (the "general partner" of the Partnership) determines is appropriate, reselling or otherwise disposing of its television stations.

    The Station was acquired by the Partnership on July 7, 1989 pursuant to an Exchange Agreement dated May 24, 1989 between the Partnership and Television Station Partners, a New York partnership ("TSP"). The Exchange Agreement provided for the transfer to the partnership of all of TSP's assets in exchange for all of the units of partnership interest in the Partnership, followed by the liquidation and distribution of those units to the partners of TSP. For tax and accounting purposes, the Partnership has been treated as a continuation of TSP. The Station had been operated by TSP since March 23, 1983.

    The financial statements of the Station are prepared on the accrual basis of
accounting,  and  include  only  those  assets,  liabilities,  and  results   of
operations that relate to the business of the Station.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

TELEVISION FILM EXHIBITION RIGHTS

    Television film exhibition rights are recorded at the amount of the license fees payable when purchased and amortized using the straight-line method based on the license period or usage, whichever yields the greater accumulated amortization. Television film exhibition rights are classified based upon the portion of the unamortized balance expected to be broadcast within the current year.

PROPERTY, BUILDINGS AND EQUIPMENT

    Property, buildings and equipment is stated at cost less accumulated depreciation. Depreciation is provided principally by the straight-line method over the estimated useful lives of the assets. Any gains or losses realized on disposition are reflected in operations. Maintenance and repairs, as well as minor renewals and betterments, are charged to operating expenses directly as incurred.

INTANGIBLE ASSETS

    Intangible assets are comprised principally of Federal Communications Commission licenses and network affiliation agreements and are amortized on the straight-line basis, primarily over 40 years. Intangible assets are periodically evaluated for impairments using a measurement of fair value, calculated at the current market multiple times operating income. If this review indicates that the intangible assets will not be recoverable, the Company's carrying value of the intangible assets would be reduced to its estimated fair value.

TRADE/BARTER TRANSACTIONS

    Trade/barter transactions involve the exchange of advertising time for products and/or services and are recorded based on the fair market value of the products and/or services received. Revenue is recorded when advertising schedules air, and expense is recognized when products and/or services are used.

                                    WRDW-TV
                             (THE AUGUSTA BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INCOME TAXES

    No income tax provision has been included in the financial statements since income or loss of the Station is required to be reported by the partners of the Partnership on their respective income tax returns.

3.  PROPERTY, BUILDINGS, AND EQUIPMENT
    The major classes of property, buildings and equipment at December 31, 1995 are as follows:

Land                                                                $190,000
Buildings and tower                                                2,062,613
Automobiles                                                          136,245
Furniture and fixtures                                             5,999,846
Machinery and equipment                                            1,769,175
                                                                  ----------
                                                                  10,157,879
Less accumulated depreciation                                      8,379,450
                                                                  ----------
                                                                  $1,778,429
                                                                  ----------
                                                                  ----------

4.  ACCOUNTS PAYABLE AND ACCRUED EXPENSES
    Accounts payable and accrued expenses at December 31, 1995 consist of the following:

Accounts payable                                                     $10,275
Accrued state taxes                                                    9,096
Accrued payroll, commissions, and bonuses                            152,201
Other accrued expenses                                                61,625
                                                                  ----------
                                                                    $233,197
                                                                  ----------
                                                                  ----------

5.  COMMITMENTS AND CONTINGENCIES

FILM EXHIBITION RIGHTS

    The obligations for television film exhibition rights are payable in the following years:

YEAR ENDING DECEMBER 31                                               AMOUNT
- - ----------------------------------------------------------------  ----------
  1996                                                              $898,251
  1997                                                               875,838
  1998                                                               838,254
  1999                                                               672,724
  2000                                                               293,451
                                                                  ----------
                                                                  $3,578,518
                                                                  ----------
                                                                  ----------

LITIGATION

    The Station is subject to legal proceedings and claims which arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial statements of the Station.

                                    WRDW-TV
                             (THE AUGUSTA BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1995

5.  COMMITMENTS AND CONTINGENCIES (CONTINUED)
DEBT

    The Partnership had indebtedness outstanding under an Amended and Restated Credit Agreement (the "Agreement"). The Agreement is secured by a first lien on substantially all the assets of the Partnership. The Agreement required the Partnership to enter into one or more binding sales contracts for the assets of each station, satisfactory to the Banks, on or before June 30, 1995. During the latter part of 1994, the Partnership contracted the services of Media Venture Partners for the purpose of marketing the stations. On January 4, 1996, the Partnership sold the assets of the Station. (Note 8).

6.  TRANSACTIONS WITH RELATED PARTIES
    The Partnership pays various operating and non-operation expenses on behalf of the Station. These expenses have been allocated for the year ended December 31, 1995. The Station is allocated a portion of management fees and expenses in the amount of approximately $90,000 to RP Television for financial support services such as accounting. Additionally, the Station transfers excess cash to the Partnership's headquarters. Excess cash transferred was $2,200,000 for the year ended December 31, 1995. This money is primarily used for principal and interest payments on the Partnership's debt obligations.

7.  PENSION PLAN
    Effective January 1, 1993, the defined contribution pension plan was converted to a 401(k) salaried deferral plan, covering substantially all employees, with a Partnership profit sharing contribution of 3 1/2 percent of the participants' salary per annum. Annual contributions aggregating approximately $53,803 were made to the Plan during 1995.

8.  SUBSEQUENT EVENT
    On January 4, 1996, the Partnership sold the assets of WRDW-TV to Gray Communication Systems, Inc., for approximately $34 million plus an amount equal to the excess of the current assets over the current liabilities assumed by the buyer, as defined in the Asset Purchase Agreement.

INDEPENDENT AUDITORS' REPORT

To the Partners' of
 Television Station Partners, L.P.:

    We have audited the accompanying balance sheets of WRDW-TV (an operating station of Television Station Partners, L.P.), (the "Station") as of December 31, 1994 and the related statements of income, partnership's equity, and cash flows for the years ended December 31, 1993 and 1994. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of the Station as of December 31, 1994, and the results of their operations and their cash flows for the years ended December 31, 1993 and 1994 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
May 12, 1995

WRDW-TV
(AN OPERATING STATION OF TELEVISION STATION PARTNERS, L.P.)
BALANCE SHEET
DECEMBER 31, 1994

                                                                                                         1994
                                                                                                     ------------

ASSETS
CURRENT ASSETS:

  Cash                                                                                                   $186,667
  Accounts receivable, net of allowance for doubtful accounts of approximately $131,000                 1,674,053
  Television film exhibition rights                                                                       874,495
  Prepaid and other current assets                                                                        158,279
                                                                                                     ------------
      Total current assets                                                                              2,893,494
PROPERTY, BUILDINGS AND EQUIPMENT-Net (NOTE 3):                                                         1,869,384
TELEVISION FILM EXHIBITION RIGHTS                                                                       3,168,509
INTANGIBLE ASSETS-Net                                                                                   4,280,350
                                                                                                     ------------
      TOTAL                                                                                           $12,211,737
                                                                                                     ------------
                                                                                                     ------------

LIABILITIES AND PARTNERSHIP'S EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses (NOTE 4)                                                         $592,493
  Obligations for television film exhibition rights (NOTE 5)                                              908,652
                                                                                                     ------------
      Total current liabilities                                                                         1,501,145
OBLIGATIONS FOR TELEVISION FILM EXHIBITION RIGHTS (NOTE 5)                                              3,300,170
COMMITMENTS AND CONTINGENCIES (NOTE 6)
PARTNERSHIP'S EQUITY (NOTES 1 AND 8)                                                                    7,410,422
                                                                                                     ------------
      Total                                                                                           $12,211,737
                                                                                                     ------------
                                                                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS.

WRDW-TV
(AN OPERATING STATION OF TELEVISION STATION PARTNERS, L.P.)
STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1993 AND 1994

                                                                                          1993          1994
                                                                                      ------------  ------------
REVENUES:
  Broadcasting revenues                                                                 $7,933,825    $9,460,307
  Less:
    Advertising agency commissions                                                         943,174     1,158,952
    National sales representative commissions                                              194,516       255,379
                                                                                      ------------  ------------
      Total advertising agency and national sales representative commissions             1,137,690     1,414,331
                                                                                      ------------  ------------
      Net operating revenues                                                             6,796,135     8,045,976
                                                                                      ------------  ------------

OPERATING EXPENSES:
  Operating, technical and programming costs                                             2,555,795     2,958,364
  Selling, general and administrative                                                    2,126,770     2,434,477
  Depreciation                                                                             290,730       309,949
  Amortization of intangible assets                                                        151,620       151,620
                                                                                      ------------  ------------
      Total operating expenses                                                           5,124,915     5,854,410
                                                                                      ------------  ------------
INCOME BEFORE OTHER EXPENSES                                                             1,671,220     2,191,566
Other-expenses, net                                                                         77,408        54,570
                                                                                      ------------  ------------
NET INCOME                                                                              $1,593,812    $2,136,996
                                                                                      ------------  ------------
                                                                                      ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

WRDW-TV
(AN OPERATING STATION OF TELEVISION STATION PARTNERS, L.P.)
STATEMENTS OF PARTNERSHIP'S EQUITY
YEARS ENDED DECEMBER 31, 1993 AND 1994

                                                     PARTNERSHIP'S
                                                        EQUITY
                                                    ---------------
BALANCE, JANUARY 1, 1993                                 $7,829,582
  Net income                                              1,593,812
  Transfer to Television Station Partners, L.P.          (1,909,588)
                                                    ---------------
BALANCE, DECEMBER 31, 1993                                7,513,806
  Net income                                              2,136,996
  Transfer to Television Station Partners, L.P.          (2,240,380)
                                                    ---------------
BALANCE, DECEMBER 31, 1994                               $7,410,422
                                                    ---------------
                                                    ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

WRDW-TV
(AN OPERATING STATION OF TELEVISION STATION PARTNERS, L.P.)
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1993 AND 1994

                                                                                          1993          1994
                                                                                      ------------  ------------
CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                                            $1,593,812    $2,136,996
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                                        1,355,485     1,345,658
    Provision for bad debt                                                                  24,800        62,000
    Net trade barter revenue                                                               (15,850)      (30,105)
    Gain on sale of property and equipment                                                  (1,137)         (400)
    Changes in operating assets and liabilities:
      Accounts receivable                                                                 (413,414)     (173,216)
      Prepaid and other assets                                                             (51,535)      (34,480)
      Accounts payable and accrued expenses                                                155,264         2,443
      Payments of obligations for television film exhibition rights                     (2,645,344)   (3,048,878)
                                                                                      ------------  ------------
      Net cash provided by operating activities                                              2,081       260,018
                                                                                      ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sale of property and equipment                                               9,470           400
  Capital expenditures                                                                    (230,718)     (176,374)
                                                                                      ------------  ------------
      Net cash used in investing activities                                               (221,248)     (175,974)
                                                                                      ------------  ------------
NET INCREASE (DECREASE) IN CASH                                                           (219,167)       84,044

CASH, BEGINNING OF YEAR                                                                    321,790       102,623
                                                                                      ------------  ------------

CASH, END OF YEAR                                                                         $102,623      $186,667
                                                                                      ------------  ------------
                                                                                      ------------  ------------

SUPPLEMENTAL INFORMATION:
  Cash transferred to Television Station Partners, L.P.                                 $2,075,000    $2,417,500
                                                                                      ------------  ------------
                                                                                      ------------  ------------
SUPPLEMENTAL DISCLOSURE OF NONCASH OPERATING, INVESTING AND FINANCIAL ACTIVITIES:
  Television film exhibition obligations of $1,969,210 and 3,112,615 in 1993 and
   1994, respectively, were incurred when the Station entered into contracts for film exhibition rights.
  Property and equipment totaling $15,850 and $30,105 was acquired in 1993 and 1994, respectively, in exchange for advertising time.

SEE NOTES TO FINANCIAL STATEMENTS.

WRDW-TV
(AN OPERATING STATION OF TELEVISION STATION PARTNERS, L.P.)
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1993 AND 1994

1.  STATION ORGANIZATION AND BASIS OF PRESENTATION

    WRDW-TV (the "Station") is a commercial television station located in North Augusta, South Carolina. The Station is owned and operated by Television Station Partners, L.P. (the "Partnership") since July 7, 1989, as one of four commercial television stations owned by the Partnership. The Partnership is a Delaware limited partnership which was organized on May 24, 1989 for the sole purpose of acquiring, owning, operating and, at such time as GP Station Partners (the "general partner" of the Partnership) determines is appropriate, reselling or otherwise disposing of its television stations.

    The Station was acquired by the Partnership on July 7, 1989 pursuant to an Exchange Agreement dated May 24, 1989 between the Partnership and Television Station Partners, a New York partnership ("TSP"). The Exchange Agreement provided for the transfer to the partnership of all of TSP's assets in exchange for all of the units of partnership interest in the Partnership, followed by the liquidation and distribution of those units to the partners of TSP. For tax and accounting purposes, the Partnership has been treated as a continuation of TSP. The Station has been operated by TSP since March 23, 1983.

    The financial statements of the Station are prepared on the accrual basis of accounting, and include only those assets, liabilities, and results of operations that relate to the business of the Station.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    TELEVISION FILM EXHIBITION RIGHTS -- Television film exhibition rights relating to films which are currently available for telecasting are recorded at the gross cost method when purchased and amortized using the straight-line method over the greater of the license period or usage. Television film exhibition rights are classified based upon the portion of the unamortized balance expected to be broadcast within the current year.

    PROPERTY, BUILDINGS AND EQUIPMENT -- Property, buildings and equipment are stated at cost less accumulated depreciation. Depreciation is provided principally by the straight-line method over the estimated useful lives of the assets. Any gains or losses realized on disposition are reflected in operations. Maintenance and repairs, as well as minor renewals and betterments, are charged to operating expenses directly as incurred.

    INTANGIBLE ASSETS -- Intangible assets are comprised principally of Federal Communications Commission licenses and network affiliation agreements and are amortized on the straight-line basis, primarily over 40 years.
    Intangible assets are periodically evaluated for impairments using a measurement of fair value, calculated at the current market multiple times operating income. The current market value multiple used at December 31, 1994 was 8.5 times.

    TRADE/BARTER TRANSACTIONS -- Trade/barter transactions involve the exchange of advertising time for products and/or services and are recorded based on the fair market value of the products and/or services received. Revenue is recorded when advertising schedules air, and expense is recognized when products and/or services are used.

    INCOME TAXES -- No income tax provision has been included in the financial statements since income or loss of the Station is required to be reported by the partners of the Partnership on their respective income tax returns.

WRDW-TV
(AN OPERATING STATION OF TELEVISION STATION PARTNERS, L.P.)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1993 AND 1994

3.  PROPERTY, BUILDINGS AND EQUIPMENT
    The major classes of property, buildings and equipment are as follows:

                                                                                         DECEMBER 31,
                                                                                             1994
                                                                                        ---------------
Land                                                                                           $190,000
Buildings and Tower                                                                           2,043,123
Automobiles                                                                                     153,378
Furniture and fixtures                                                                        5,994,475
Machinery and equipment                                                                       1,637,285
                                                                                        ---------------
                                                                                             10,018,261
Less accumulated depreciation                                                                 8,148,877
                                                                                        ---------------
                                                                                             $1,869,384
                                                                                        ---------------
                                                                                        ---------------

4.  ACCOUNTS PAYABLE AND ACCRUED EXPENSES
    Accounts payable and accrued expenses consist of the following:

                                                                                         DECEMBER 31,
                                                                                             1994
                                                                                        ---------------
Accounts payable                                                                                $99,042
Accrued state taxes                                                                              25,126
Accrued payroll, commissions, and bonuses                                                       133,473
Other accrued expenses                                                                          334,852
                                                                                        ---------------
                                                                                               $592,493
                                                                                        ---------------
                                                                                        ---------------

5.  OBLIGATIONS FOR TELEVISION FILM EXHIBITION RIGHTS
    Obligation for television film exhibition rights at December 31, 1994 are as follows:

YEAR ENDING DECEMBER 31                                                                       AMOUNT
- - -----------------------------------------------------------------------------------------  ------------
1995                                                                                           $908,652
1996                                                                                            907,886
1997                                                                                            822,655
1998                                                                                            736,849
1999                                                                                            539,332
Thereafter                                                                                      293,448
                                                                                           ------------
                                                                                              4,208,822
Current portion                                                                                 908,652
                                                                                           ------------
Long-term obligations                                                                        $3,300,170
                                                                                           ------------
                                                                                           ------------

6.  COMMITMENTS AND CONTINGENCIES

    LITIGATION -- In March 1990, a suit was commenced in the Superior Court of California, County of Alameda, against the Partnership, GP Station Partners, and certain individuals, in connection with the July 1989 transaction in which the assets of TSP were transferred to the Partnership and the Partnership distributed to the partners a major portion of the proceeds of a $72 million borrowing. The plaintiffs in

WRDW-TV
(AN OPERATING STATION OF TELEVISION STATION PARTNERS, L.P.)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1993 AND 1994

6. COMMITMENTS AND CONTINGENCIES (CONTINUED) the suit sought rescission of the asset transfer, the return by the general partner of all cash distributions made from the $72 million borrowing, damages and other relief. The suit was subsequently dismissed on the grounds that the California courts were an inconvenient forum.

    On April 8, 1992, the plaintiffs in the California suit and another plaintiff commenced an action in the United States District Court for the Southern District of New York against GP Station Partners and each of its general partners. The action, which the plaintiffs purported to bring individually and as representatives of the limited partners, sought damages and other relief. The Partnership Agreement contains exculpation and indemnification provisions relating to claims against GP Station Partners and its affiliates. In November 1992 the action was settled and discontinued following the court's denial of the plaintiff's motion for class certification. The settlement agreement provided for an exchange of general releases and for payment to the original plaintiffs of an amount equal to their share of the July 1989 distribution to partners (which the original Television Station Partners had been escrowing pending the outcome of the litigation), plus accrued interest, and those plaintiffs also agreed to waive all rights to any further distribution and to relinquish their interest in the Partnership without further consideration. No amount will be payable to the other plaintiff in the action. The agreement also provides for payment of $75,000 to the plaintiffs' counsel as partial reimbursement of legal fees and expenses incurred in prosecuting the action. As part of the settlement, the limited partners' original investment of $203,000, plus interest of approximately $63,000 was paid. As a result of the litigation, the Partnership incurred legal fees of approximately $579,000.

    The Station is subject to legal proceedings and claims which arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial statements of the Station.

    DEBT -- At December 31, 1994 the Partnership had $71,900,000 of principal indebtedness outstanding under an Amended and Restated Credit Agreement (the "Agreement"). The Agreement is secured by a first lien on substantially all the assets of the Partnership. The Agreement requires the Partnership to enter into one or more binding sales contracts for the assets of each station, satisfactory to the Banks, on or before June 30, 1995. During the latter part of 1994, the Partnership contracted the services of Media Venture Partners for the purpose of marketing the stations. In February 1995, the Partnership signed letters of intent for the sale of the assets of each station. (Note 9)

7.  TRANSACTIONS WITH RELATED PARTIES

    The Partnership pays various operating and non-operating expenses on behalf of the Station. These expenses totaled approximately $165,000 and $177,000 for the years ended December 31, 1993 and 1994, respectively. Additionally, the Station transfers excess cash to the Partnership's headquarters. Excess cash transferred was $1,909,588 and $2,240,380 for the years ended December 31, 1993 and 1994, respectively. This money is primarily used for principal and interest payments on the Partnership's debt obligations.

8.  PENSION PLAN
    Effective January 1, 1993, the defined contribution pension plan was converted to a 401(k) salaried deferral plan with a Partnership profit sharing contribution of 3 1/2 percent of the participants' salary per annum. Annual contributions aggregating approximately $40,585 and $57,314 were made to the Plan during 1993 and 1994, respectively.

WRDW-TV
(AN OPERATING STATION OF TELEVISION STATION PARTNERS, L.P.)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1993 AND 1994

9.  SUBSEQUENT EVENT
    On February 10, 1995, the Partnership signed a letter of intent for the sale of the assets of WRDW-TV for approximately $34 million, plus an amount equal to the excess of the current assets over the current liabilities assumed by the buyer, as defined in the Asset Purchase Agreement, if applicable, to be paid in cash at the closing of the sale.

                       BROADCASTING AND PAGING OPERATIONS
                                       OF
                              JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                      CONDENSED BALANCE SHEETS (UNAUDITED)


                                                    --------------------------------
                                                       DECEMBER 31,
                                                               1995          JUNE 30
                                                    ---------------  ---------------
                                       ASSETS
Current assets:
  Cash and cash equivalents                                $620,015         $662,576
  Accounts receivable, less allowance for doubtful
   accounts of $49,000 and $53,500, respectively          5,152,778        5,188,446
  Program broadcast rights, current portion                 919,281          924,281
  Other current assets                                      347,785          337,452
                                                    ---------------  ---------------
                                                          7,039,859        7,112,755
Property and equipment, net                              10,492,583        9,985,084
Goodwill and other intangibles                            9,454,775        9,096,855
Program broadcast rights, less current portion              575,111          111,230
                                                    ---------------  ---------------
                                                         10,029,886        9,208,085
                                                    ---------------  ---------------
                                                        $27,562,328      $26,305,924
                                                    ---------------  ---------------
                                                    ---------------  ---------------

                           LIABILITIES AND OWNER'S EQUITY

Current liabilities:
  Accounts payable and accrued expenses                    $365,468         $308,308
  Program broadcast obligations, current portion            921,579          458,353
  Deferred paging service income                            833,264          975,000
  Current portion of long-term debt                       1,389,931        1,473,681
  Other current liabilities                                 907,345          995,901
                                                    ---------------  ---------------
                                                          4,417,587        4,211,243
Long-term debt                                            3,419,918        2,560,175
Program broadcast obligations, less current
 portion                                                    345,140          213,906
Minority interest                                           585,768          654,918
Commitments and contingencies
Owner's equity                                           18,793,915       18,665,682
                                                    ---------------  ---------------
                                                        $27,562,328      $26,305,924
                                                    ---------------  ---------------
                                                    ---------------  ---------------


           See accompanying notes to condensed financial statements.

                       BROADCASTING AND PAGING OPERATIONS
                                       OF
                              JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   CONDENSED STATEMENTS OF INCOME (UNAUDITED)


                                                            SIX MONTHS ENDED
                                                                JUNE 30,
                                                               1995             1996
                                                    ---------------  ---------------
  Revenues:
    Broadcast revenues, net                              $9,977,857      $10,444,960
    Paging operations                                     2,422,911        2,743,524
    Production and other revenues                           796,437          900,731
                                                    ---------------  ---------------
                                                         13,197,205       14,089,215
                                                    ---------------  ---------------
  Expenses:
    Operating, technical and programming                  2,641,775        2,805,292
    Selling, general and administrative                   3,636,715        4,035,891
    Amortization of program broadcast rights                422,408          463,890
    Depreciation and amortization                         1,435,474        1,530,027
    Pension credit (NOTE 2)                                (224,500)        (113,000)
    Management fees                                       1,538,720          734,502
                                                    ---------------  ---------------
                                                          9,450,592        9,456,602
                                                    ---------------  ---------------
                                                          3,746,613        4,632,613
  Interest                                                  222,592          158,491
  Other (income) expense, net                                 4,862           (4,744)
                                                    ---------------  ---------------
  Income before minority interests                        3,519,159        4,469,378
  Minority interests                                       (256,219)        (296,387)
                                                    ---------------  ---------------
  Net income                                             $3,262,940       $4,172,991
                                                    ---------------  ---------------
                                                    ---------------  ---------------
  Supplemental pro-forma net income
    Net income, as above                                 $3,262,940       $4,172,991
    Pro-forma provision for income tax expense           (1,239,900)      (1,585,700)
                                                    ---------------  ---------------
  Pro-forma net income                                   $2,023,040       $2,587,291
                                                    ---------------  ---------------
                                                    ---------------  ---------------


           See accompanying notes to condensed financial statements.

                       BROADCASTING AND PAGING OPERATIONS
                                       OF
                              JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                 CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)


                                                    --------------------------------
                                                            SIX MONTHS ENDED
                                                                JUNE 30,
                                                               1995             1996
                                                    ---------------  ---------------
OPERATING ACTIVITIES:
Net income                                               $3,262,940       $4,172,991
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation and amortization                           1,435,474        1,530,027
  Gain (loss) on disposition of fixed assets                 44,011          179,264
  Amortization of program broadcast rights                  422,408          463,890
  Payments of program broadcast rights obligations         (464,553)        (591,960)
  Minority interests                                        256,219          296,387
Changes in operating assets and liabilities:
  Accounts receivable                                      (437,692)         (35,668)
  Other current assets                                     (283,242)           2,833
  Accounts payable and accrued expenses                    (183,408)         (57,160)
  Other current liabilities                                 (43,074)          88,556
  Deferred paging income                                    127,078          141,736
                                                    ---------------  ---------------
Net cash provided by operating activities                 4,136,161        6,190,896
Investing activities:
  Purchases of property and equipment                    (1,901,966)      (1,647,485)
  Proceeds from disposition of property and
   equipment                                                530,938          807,978
  Purchase of minority interest                          (1,780,794)              --
  Net cash used in investing activities                  (3,151,822)        (839,507)
                                                    ---------------  ---------------
Financing activities:
  Indebtedness:
    Borrowings                                            1,671,015          386,152
    Repayments                                           (2,538,371)      (1,162,145)
  Distributions to minority interests                      (186,384)        (342,130)
  Other                                                      (1,235)          (4,375)
  Payments to J.H. Phipps, Inc., net                        137,992       (4,186,330)
                                                    ---------------  ---------------
Net cash used in financing activities                      (916,983)      (5,308,828)
                                                    ---------------  ---------------
Increase (decrease) in cash and cash equivalents             67,356           42,561
  Cash and cash equivalents at beginning of period           95,210          620,015
                                                    ---------------  ---------------
  Cash and cash equivalents at end of period               $162,566         $662,576
                                                    ---------------  ---------------
                                                    ---------------  ---------------


           See accompanying notes to condensed financial statements.

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
              NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- BASIS OF PRESENTATION

    The accompanying unaudited condensed consolidated financial statements of the Broadcasting and Paging Operations of John H. Phipps, Inc. (the "Phipps Business") have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 1996, are not necessarily indicative of the results that may be expected for the year ending December 31, 1996. For further information, refer to the annual financial statements and footnotes thereto of the Phipps Business included herein.


NOTE 2 -- EMPLOYEE BENEFIT PLANS

    Management of J.H. Phipps, Inc. has elected to terminate the defined benefit pension plan effective March 31, 1996 subject to obtaining approval from the appropriate regulatory agencies.

NOTE 3 -- SALE OF PHIPPS BUSINESS

    Pursuant to an agreement dated December 15, 1995 as amended March 15, 1996, Gray Communications Systems, Inc. ("Gray") agreed to purchase substantially all of the assets and assume certain liabilities and commitments of certain operations owned by J.H. Phipps, Inc. ("Phipps"). The operations include (i) two CBS affiliates-a VHF television station (WCTV-TV located in Tallahassee, Florida), and 74.5% interest in a UHF television station (WKXT-TV located in Knoxville, Tennessee), (the "Broadcast Operations"); and (ii) a portable communications and paging service business (the "Paging Operations"), with operations in three southeastern states (collectively referred to as the "Broadcasting and Paging Operations"). The purchase is subject to regulatory approval.


    At June 30, 1996, a Phipps subsidiary held the 74.5% interest in the partnership that owns WKXT-TV (the "Knoxville Partnership"). The Knoxville Partnership's remaining 25.5% interest is owned by four limited partners and their ownership is shown as "minority interests" in the accompanying financial statements. Gray, in separate agreements, has also agreed to purchase the limited partners' interests.


    Phipps also owns and operates other businesses which are not being purchased by Gray. The condensed financial statements are intended to present the Broadcasting and Paging Operations which are to be acquired by Gray pursuant to the letter of intent described above and do not include the other operations of Phipps.

    The condensed financial statements are derived from the historical books and records of Phipps and do not give effect to any purchase accounting adjustments which Gray may record as a result of its acquisition. Certain current liabilities and long-term debt on the accompanying balance sheets will not be assumed by Gray. Such liabilities will be retained by Phipps or retired at the closing date of the acquisition by Gray.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John H. Phipps, Inc.

    We have audited the accompanying balance sheets of the Broadcasting and Paging Operations of John H. Phipps, Inc. (see Note 1) as of December 31, 1994 and 1995 and the related statements of operations and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the management of John H. Phipps, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Broadcasting and Paging Operations of John H. Phipps, Inc. at December 31, 1994 and 1995 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Atlanta,Georgia
February 19, 1996

                       BROADCASTING AND PAGING OPERATIONS
                                       OF
                              JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                                 BALANCE SHEETS

                                                    --------------------------------
                                                              DECEMBER 31,
                                                               1994             1995
                                                    ---------------  ---------------
                                       ASSETS
Current assets:
  Cash and cash equivalents                                 $95,210         $620,015
  Accounts receivable, less allowance of $49,000
   for each year                                          4,474,754        5,152,778
  Program broadcast rights, current portion                 521,921          919,281
  Other current assets                                      329,343          347,785
                                                    ---------------  ---------------
      Total current assets                                5,421,228        7,039,859
Program broadcast rights, excluding current
 portion                                                    579,561          575,111
Property and equipment, net (NOTE 3)                     10,720,196       10,492,583
Goodwill and other intangibles (NOTE 3)                   8,576,721        9,454,775
                                                    ---------------  ---------------
      Total assets                                      $25,297,706      $27,562,328
                                                    ---------------  ---------------
                                                    ---------------  ---------------

                           LIABILITIES AND OWNER'S EQUITY

Current liabilities:
  Accounts payable and accrued expenses                    $467,300         $365,468
  Program broadcast obligations, current portion            722,676          921,579
  Deferred paging service income                            579,109          833,264
  Current portion of long-term debt (NOTE 4)              1,206,483        1,389,931
  Other current liabilities                               1,025,042          907,345
                                                    ---------------  ---------------
    Total current liabilities                             4,000,610        4,417,587
Long-term debt, less current portion (NOTE 4)             4,858,433        3,419,918
Program broadcast obligations, less current
 portion                                                    245,421          345,140
Commitment and contingencies (NOTES 9 AND 10)
Minority interests                                          728,293          585,768
Owner's equity                                           15,464,949       18,793,915
                                                    ---------------  ---------------
      Total liabilities and owner's equity              $25,297,706      $27,562,328
                                                    ---------------  ---------------
                                                    ---------------  ---------------

                            See accompanying notes.

                       BROADCASTING AND PAGING OPERATIONS
                                       OF
                              JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                              STATEMENTS OF INCOME

                                                    -------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
  Revenues:
    Broadcast revenues, net (NOTE 3)                    $17,963,667      $20,209,523      $20,768,121
    Paging operations                                     3,787,946        4,276,640        4,897,522
    Production and other revenues                         1,496,417        1,314,779        1,655,940
                                                    ---------------  ---------------  ---------------
                                                         23,248,030       25,800,942       27,321,583
                                                    ---------------  ---------------  ---------------
  Expenses:
    Operating, technical and programming                  5,221,729        5,306,801        5,449,435
    Selling, general and administrative                   6,919,769        7,056,510        7,693,715
    Amortization of program broadcast rights              1,552,438        1,021,395          844,815
    Depreciation and amortization                         2,835,966        2,672,209        3,120,442
    Pension credit (NOTE 5)                                (431,000)        (409,000)        (449,000)
    Management fees (NOTE 7)                              2,462,195        2,485,423        3,280,354
                                                    ---------------  ---------------  ---------------
                                                         18,561,097       18,133,338       19,939,761
                                                    ---------------  ---------------  ---------------
                                                          4,686,933        7,667,604        7,381,822
  Interest                                                  631,333          479,852          498,714
  Other (income) expense, net                               (15,765)        (666,657)         (12,526)
                                                    ---------------  ---------------  ---------------
  Income before minority interests                        4,071,365        7,854,409        6,895,634
  Minority interests                                       (140,586)        (635,302)        (547,045)
                                                    ---------------  ---------------  ---------------
  Net income                                             $3,930,779       $7,219,107       $6,348,589
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------
  Supplemental unaudited pro-forma information
   (NOTE 6):
    Net income, as above                                 $3,930,779       $7,219,107       $6,348,589
    Pro-forma provision for income tax expense           (1,500,300)      (2,743,300)      (2,412,500)
                                                    ---------------  ---------------  ---------------
  Pro-forma net income                                   $2,430,479       $4,475,807       $3,936,089
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

                            See accompanying notes.

                       BROADCASTING AND PAGING OPERATIONS
                                       OF
                              JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                            STATEMENTS OF CASH FLOWS

                                                    -------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
OPERATING ACTIVITIES:
Net income                                               $3,930,779       $7,219,107       $6,348,589
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation and amortization                           2,835,966        2,672,209        3,120,442
  Gain on disposition of fixed assets                       (13,408)        (665,047)          (9,023)
  Amortization of program broadcast rights                1,552,438        1,021,395          844,815
  Payments of program broadcast rights obligations       (1,072,008)        (863,344)        (931,004)
  Minority interests                                        140,586          635,302          547,045
Changes in operating assets and liabilities:
  Accounts receivable                                        40,092         (396,373)        (678,024)
  Other current assets                                      (12,091)         (90,846)         (18,442)
  Accounts payable and accrued expenses                    (292,863)        (206,137)        (101,832)
  Other current liabilities                                 219,336          277,681         (117,697)
  Deferred paging income                                     68,136          204,356          254,155
                                                    ---------------  ---------------  ---------------
  Net cash provided by operating activities               7,396,963        9,808,303        9,259,024
                                                    ---------------  ---------------  ---------------
INVESTING ACTIVITIES:
  Purchases of minority interests                               -0-         (818,000)      (1,780,794)
  Purchases of property and equipment                    (3,537,592)      (3,353,068)      (3,187,596)
  Proceeds from disposition of property and
   equipment                                                584,187        1,665,504        1,140,520
                                                    ---------------  ---------------  ---------------
  Net cash used in investing activities                  (2,953,405)      (2,505,564)      (3,827,870)
                                                    ---------------  ---------------  ---------------
FINANCING ACTIVITIES:
Indebtedness:
  Borrowings                                              6,266,780        5,761,977        3,422,586
  Repayments                                             (7,421,873)      (6,239,305)      (4,677,653)
  Distributions to minority interests                      (495,150)        (539,596)        (505,532)
  Other                                                     134,536         (156,475)        (126,128)
  Payments to J.H. Phipps, Inc., net                     (2,901,945)      (6,060,036)      (3,019,622)
                                                    ---------------  ---------------  ---------------
  Net cash used in financing activities                  (4,417,652)      (7,233,435)      (4,906,349)
                                                    ---------------  ---------------  ---------------
  Increase in cash and cash equivalents                      25,906           69,304          524,805
  Cash and cash equivalents at beginning of year                -0-           25,906           95,210
                                                    ---------------  ---------------  ---------------
  Cash and cash equivalents at end of year                  $25,906          $95,210         $620,015
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

                            See accompanying notes.

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

1.  BASIS OF PRESENTATION
    Pursuant to a letter of intent dated December 15, 1995, Gray Communications Systems, Inc. ("Gray") agreed to purchase substantially all of the assets and assume certain liabilities and commitments of certain operations owned by J.H. Phipps, Inc. ("Phipps"). The operations include (i) two CBS affiliates-a VHF television station (WCTV-TV located in Tallahassee, Florida), and 74.5% interest in a VHF television station (WKXT-TV located in Knoxville, Tennessee), (the "Broadcast Operations"); and (ii) a portable communications and paging service business (the "Paging Operations"), with operations in three southeastern states (collectively referred to as the "Broadcasting and Paging Operations"). The purchase is subject to regulatory approval.

    At December 31, 1995, a Phipps subsidiary held the 74.5% interest in the partnership that owns WKXT-TV (the "Knoxville Partnership"). The Knoxville Partnership's remaining 25.5% interest is owned by four limited partners and their ownership is shown as "minority interests" in the accompanying financial statements. Gray, in separate agreements, has also agreed to purchase the limited partners' interests. Phipps' ownership of the Knoxville Partnership has increased, from 65.8% during 1993 to the 74.5% ownership interest at December 31, 1995, through purchases of certain minority interests for approximately $818,000 in 1994 and approximately $1.78 million in 1995. Goodwill recorded related to these acquisitions of minority interests was approximately $200,000 and $1.78 million in 1994 and 1995, respectively.

    Phipps also owns and operates other businesses which are not being purchased by Gray. The accompanying financial statements are intended to present the Broadcasting and Paging Operations which are to be acquired by Gray pursuant to the letter of intent described above and do not include the other operations of Phipps.

    The accompanying financial statements are derived from the historical books and records of Phipps and do not give effect to any purchase accounting adjustments which Gray may record as a result of its acquisition. Certain current liabilities and long-term debt on the accompanying balance sheets will not be assumed by Gray. Such liabilities will be retained by Phipps or retired at the closing date of the acquisition by Gray.

2.  ACCOUNTING POLICIES

USE OF ESTIMATES

    The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

REVENUE RECOGNITION

    Broadcasting revenues are recognized as the related advertising broadcast services are rendered. Agency commissions are deducted from gross revenue, reflecting the net amount due for broadcast services. Revenues from paging and communications services are recognized over the applicable service period. Revenues from mobile broadcasting contracts are recognized as services are provided.

CONCENTRATION OF CREDIT RISK

    The Broadcast Operations provide advertising air time to national, regional and local advertisers within the geographic areas in which the Broadcast Operations operate. Credit is extended based on an evaluation of the customer's financial condition, and generally advance payment is not required. The Paging Operations provide services to individuals and corporate customers in three southeastern states. Such services are generally billed in advance. Credit losses for the Broadcasting and Paging Operations are provided for in the financial statements and consistently have been within management's expectations.

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  ACCOUNTING POLICIES (CONTINUED)
BARTER ARRANGEMENTS

    The Broadcasting and Paging Operations, in the ordinary course of business, provide services and advertising air time to certain customers in exchange for products or services. In addition, the Broadcasting Operations provide air time to certain program syndicators in exchange for program licenses or reductions in program license fees. Barter transactions are recorded on the basis of the estimated fair market value of the products or services received. Revenue is recognized as the related advertising is broadcast and expenses are recognized when the merchandise or services are received or utilized.

CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include cash on deposit with banks. Deposits with banks are generally insured in limited amounts. All liquid investments with an original maturity of three months or less when purchased are considered to be cash equivalents.

PROGRAM BROADCAST RIGHTS

    Rights to programs available for broadcast are initially recorded at the amounts of total license fees payable under the license agreements and are charged to operating expense on the basis of total programs available for use on the straight-line method. The portion of the unamortized balance expected to be charged to operating expense in the succeeding year is classified as a current asset, with the remainder classified as a noncurrent asset. The liability for program broadcast rights is classified as current or long-term, in accordance with the payment terms of the various licenses. The liability is not discounted for imputation of interest.

PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed by the straight-line method over the estimated useful life of the assets for financial reporting purposes and by accelerated methods for income tax purposes.

INTANGIBLE ASSETS

    Intangible assets are stated at cost and are amortized using the straight-line method. Goodwill is amortized over 15 to 40 years. Intangible assets other than goodwill, which include broadcasting licenses, network affiliation agreements, and other intangibles carried at an allocated cost based on appraisals are amortized over 15 years. Loan acquisition fees are amortized over the life of the specific agreement.

    In the event that facts and circumstances indicate that the goodwill or other intangibles may be impaired, an evaluation of continuing value would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with this asset would be compared to its carrying amount to determine if a write down to fair market value or discounted cash flow value is required.

INTEREST SWAP

    The Knoxville Partnership had an interest rate swap agreement to modify the interest characteristics of a portion of its outstanding debt (see Note 4. INDEBTEDNESS). The agreement, which expired during 1995, involved the exchange of amounts based on a fixed interest rate for amounts based on variable interest rates over the life of the agreement without an exchange of the notional amount upon which the payments are based. The differential to be paid or received as interest rates changed was accrued and recognized as an adjustment of interest expense related to the debt (the accrual accounting method). Interest expense (income) adjustments resulting from the interest rate swap were $44,385 in 1993, $(986) in 1994 and $(2,805) in 1995.

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  ACCOUNTING POLICIES (CONTINUED)
STOCK BASED COMPENSATION

    Phipps accounted for its stock Appreciation Rights Plan (see Note 7. PHIPPS' CORPORATE ALLOCATIONS) in accordance with APB Opinion No 25, Accounting for Stock Issued to Employees and related interpretations.

INCOME TAXES

    Phipps and its subsidiaries file a consolidated federal income tax return and separate state tax returns. The operating results of the Knoxville
Partnership are included in the income tax returns of Phipps based on their percentage ownership. All states where the Broadcast and Paging Operations are located have taxes based on income. Income tax expense for the Broadcasting and Paging Operations are not presented in the accompanying financial statements as such amounts are computed and paid by Phipps. Pro-forma federal and state income taxes for the Broadcast and Paging Operations are calculated on a pro-forma, separate return basis (see Note 6. PRO-FORMA INCOME TAXES).

FAIR VALUES OF FINANCIAL INSTRUMENTS

    Phipps has adopted FASB Statement No. 107, "Disclosure about Fair Value of Financial Instruments", which requires disclosure of fair value, to the extent practical, of certain of Phipps' financial instruments. The fair value amounts do not necessarily represent the amount that could be realized in a sale or settlement. Phipps' financial instruments are comprised principally of an interest rate swap and long-term debt.

    The estimated fair value of long-term bank debt at December 31, 1995 approximates book value since, in management's opinion, such obligations are subject to fluctuating market rates of interest and can be settled at their face amounts. The Company does not anticipate settlement of long-term debt at other than book value and currently intends to hold such financial instruments through maturity.

    The fair value of other  financial instruments classified as current  assets
or   liabilities  approximate  their  carrying  values  due  to  the  short-term maturities of these instruments.

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

    In March 1995, the FASB issued Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("Statement 121"), which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairments are present and the undiscounted cash flows estimated to be generated by those assets are less than the asset's carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. Phipps does not believe that the adoption of Statement 121 will have a material impact on Phipps' financial position.

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  SUPPLEMENTAL FINANCIAL STATEMENT INFORMATION

    Major classifications of property and equipment and their estimated useful lives are summarized as follows (in thousands):


                                                    -------------------------------------------------
                                                          ESTIMATED
                                                       USEFUL LIVES            DECEMBER 31,
CLASSIFICATION                                              (YEARS)             1994             1995
- - --------------------------------------------------  ---------------  ---------------  ---------------
Land                                                                            $593             $593
Buildings and improvements                                       40            2,630            3,104
Broadcasting equipment and furniture                           5-20           15,440           14,567
Communications and paging equipment                             5-7            4,561            4,739
                                                                     ---------------  ---------------
                                                                              23,224           23,003
Less accumulated depreciation                                                (12,504)         (12,510)
                                                                     ---------------  ---------------
                                                                             $10,720          $10,493
                                                                     ---------------  ---------------
                                                                     ---------------  ---------------


    The composition of intangible assets was as follows (in thousands):


                                                    --------------------------------
                                                              DECEMBER 31,
                                                               1994             1995
                                                    ---------------  ---------------
Goodwill                                                     $3,050           $4,663
Broadcast licenses and network affiliation
 agreements                                                   6,162            6,162
Other                                                           812              812
Accumulated amortization                                     (1,447)          (2,182)
                                                    ---------------  ---------------
                                                             $8,577           $9,455
                                                    ---------------  ---------------
                                                    ---------------  ---------------


    The composition of other current liabilities is as follows (in thousands):


                                                    --------------------------------
                                                              DECEMBER 31,
                                                               1994             1995
                                                    ---------------  ---------------
Customer deposits                                               $63              $85
Accrued bonuses                                                 163              265
Other compensation related accruals                             404              439
Other                                                           395              118
                                                    ---------------  ---------------
                                                             $1,025             $907
                                                    ---------------  ---------------
                                                    ---------------  ---------------


    The Broadcast Operations' revenues are presented net of agency commissions as follows (in thousands):


                                                    -------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
Broadcast revenues, gross                                   $20,523          $23,131          $23,767
Agency commissions                                           (2,559)          (2,921)          (2,999)
                                                    ---------------  ---------------  ---------------
Broadcast revenues, net                                     $17,964          $20,210          $20,768
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  SUPPLEMENTAL FINANCIAL STATEMENT INFORMATION (CONTINUED)

    Components of "Other (income) expense, net" are as follows (in thousands):


                                                    -------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
Interest income                                                 $(2)             $(2)             $(4)
Gain on sale of assets                                          (14)            (665)              (9)
                                                    ---------------  ---------------  ---------------
                                                               $(16)           $(667)            $(13)
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

4.  INDEBTEDNESS

    A summary of indebtedness is as follows (in thousands):


                                                    --------------------------------
                                                              DECEMBER 31,
                                                               1994             1995
                                                    ---------------  ---------------
Bank Credit Agreement:
  Revolving credit loan                                        $302             $498
  Term loan                                                   4,500            3,202
Partnership Note Payable                                        744              725
PortaPhone Acquisition Debt                                     518              385
                                                    ---------------  ---------------
                                                              6,064            4,810
Less current portion                                         (1,206)          (1,390)
                                                    ---------------  ---------------
                                                             $4,858           $3,420
                                                    ---------------  ---------------
                                                    ---------------  ---------------

BANK CREDIT AGREEMENT

    The Knoxville Partnership has a bank credit agreement (the "Bank Credit Agreement") which provides a term loan and a revolving credit facility. The loan has provisions which, among other things, requires that the loan be redeemed in the event of a change in control.

    Under the terms of the Bank Credit Agreement, the Knoxville Partnership may, at its option, have a Base Rate Advance or LIBOR (London Interbank Official
Rate) Advance, as specified by the bank in the notice of borrowing. Base Rate Advances and LIBOR Advances may be outstanding at the same time with Base Rate Advances bearing interest at the bank's index rate (8.5% at December 31, 1995), plus .25% or .50% as applicable based on the Partnership's leverage ratio. LIBOR Advances bear interest at the LIBOR (5.88% at December 31, 1995), plus 1.25% or 1.5% as applicable based on the Knoxville Partnership's leverage ratio. Base Rate Advances and LIBOR Advances totaled $0 and $3.7 million, respectively, at December 31, 1995.

    The Bank Credit Agreement contains numerous financial covenants and other affirmative covenants with regard to payment of distributions to partners, operating and capitalized leases, and acquisition of property. The advances are guaranteed by Phipps and collateralized by substantially all the Knoxville Partnership's assets. In connection with the Phipps guarantee, Phipps charged the Knoxville Partnership guaranty fees, classified as interest expense in the accompanying financial statements, of approximately $55,000 in 1993, $54,000 in 1994 and $42,000 in 1995.

PARTNERSHIP NOTE PAYABLE

    On September 30, 1994, Phipps acquired approximately 4.2% additional ownership interest in the Knoxville Partnership from a limited partner. The total amount to be paid to the former limited partner by the remaining partners is $2 million and is payable over 20 years at $100,000 a year. The payment of this

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  INDEBTEDNESS (CONTINUED)
amount is guaranteed by the Knoxville Partnership. The first payment of $100,000 was made at the time the assignment was executed. Subsequent payments are due annually at September 30. The present value of the total purchase price at September 30, 1994 was $1,098,841 based on an interest factor of 7.46% compounded annually. Phipps Tennessee has recorded a liability of approximately $725,000 at December 31, 1995 for its portion of the outstanding balance.

PORTAPHONE ACQUISITION DEBT


    In connection with a 1988 asset acquisition, PortaPhone is required to pay the seller a consulting fee of $15,000 monthly for ten years. The liability for the monthly payments required under the agreement is recorded at a discounted present value in the accompanying financial statements.



    Future scheduled reductions of principal for indebtedness are as follows (in thousands):


Year Ended December 31
  1996                                              $         1,390
  1997                                                        1,155
  1998                                                        1,557
  1999                                                           81
  2000 and thereafter                                           627
                                                             ------
                                                    $         4,810
                                                             ------
                                                             ------

    Cash payments of net interest expense were approximately $339,000 in 1993, $449,000 in 1994 and $564,000 in 1995.

5.  EMPLOYEE BENEFIT PLANS

DEFINED BENEFIT PENSION PLAN

    Phipps has a defined benefit pension plan that covers substantially all its full-time employees. Benefits are based on years of service and each employee's compensation during the last ten years of employment (average final pay) up to a maximum of 50% of average final pay.

    Benefits become vested upon completion of five years of service. No vesting occurs until the employee has completed five years of service. Phipps' funding policy is to make the maximum contribution allowable by applicable regulations.

    Total pension credit for the Broadcasting and Paging Operations was ($431,000), ($409,000) and ($449,000) for 1993, 1994 and 1995, respectively.

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  EMPLOYEE BENEFIT PLANS (CONTINUED)

    The following summarizes information for all Phipps operations including the plan's funded status as of the plan's September 30 year end and assumptions used to develop the net periodic pension expense credit (in thousands).


                                                    -------------------------------
                                                             DECEMBER 31,
                                                         1993       1994       1995
                                                    ---------  ---------  ---------
Actuarial present value of accumulated benefit
 obligation is as follows:
  Vested                                               $3,691     $3,451     $4,348
  Other                                                   382        284        358
                                                    ---------  ---------  ---------
                                                       $4,073     $3,735     $4,706
                                                    ---------  ---------  ---------
                                                    ---------  ---------  ---------
Plan assets at fair value, primarily common stocks
 and bonds                                             $9,582     $9,367    $10,206
Projected benefit obligation                           (4,993)    (4,419)    (5,568)
                                                    ---------  ---------  ---------
Plan assets in excess of projected benefit
 obligation                                             4,589      4,948      4,638
Unrecognized net loss                                     804        688      1,288
Unrecognized net asset                                 (3,394)    (3,149)    (2,904)
                                                    ---------  ---------  ---------
Pension asset                                          $1,999     $2,487     $3,022
                                                    ---------  ---------  ---------
                                                    ---------  ---------  ---------


    The net pension credit included in the accompanying financial statements is calculated as follows (in thousands):


                                                    -------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                                         1993       1994       1995
                                                    ---------  ---------  ---------
Service costs-benefits earned during the year            $168       $207       $144
Interest cost on projected benefit obligation             280        306        303
Actual return on plan assets                             (670)      (713)      (687)
Net amortization and deferral                            (209)      (209)      (209)
                                                    ---------  ---------  ---------
Net pension credit                                      $(431)     $(409)     $(449)
                                                    ---------  ---------  ---------
                                                    ---------  ---------  ---------

    The assumptions used to develop the plan's funded status and expenses were as follows:

Assumptions:
  Discount rate                                          7.5%       8.5%       7.5%
  Expected long-term rate of return on assets            9.0%       9.0%       9.0%
  Estimated rate of increase in compensation
   levels                                                4.5%       4.5%       4.5%

401(K) PLAN

    The Company also sponsors two  401(k) plans which provide for  discretionary
employer   contributions  equal  to  25%  of  the  first  4%  of  an  employee's contribution. Contributions by Phipps to the plans are not material.

MANAGEMENT INCENTIVE BONUS PLAN

    Phipps maintains an incentive bonus plan in which managers participate in the performance of the division of Phipps which they manage. Eligible employees are selected by the Board of Directors, and the bonus formula is established and reviewed annually by the Board of Directors and key members of management. Bonuses are calculated in the year following the year earned, at which time one-half of the

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  EMPLOYEE BENEFIT PLANS (CONTINUED)
calculated bonus is paid as compensation. The remaining portion is deferred and earned by the employee over five years based on a vesting schedule adopted by the Board. Employees become eligible to receive payment of deferred amounts upon full vesting. Deferred amounts are recognized as an expense in the year earned. Expenses under this plan were approximately $128,000 in 1993, $170,000 in 1994 and $233,000 in 1995.

    Cumulative amounts vested for the Broadcasting and Paging Operations since the inception of the plan in 1990, total approximately $303,000 at December 31, 1995 and are included as a current liability in the accompanying financial statements.

6.  PRO-FORMA INCOME TAXES

    Pro-forma income tax expense differed from the amounts computed by applying the statutory federal income tax rate of 34% as a result of the following (in thousands):


                                                      -------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                                           1993       1994       1995
                                                      ---------  ---------  ---------
Computed "expected" tax rate                          $   1,342  $   2,454  $   2,159
Increase resulting from:
  State income taxes                                        158        289        253
                                                      ---------  ---------  ---------
                                                      $   1,500  $   2,743  $   2,412
                                                      ---------  ---------  ---------
                                                      ---------  ---------  ---------

7.  PHIPPS' CORPORATE ALLOCATIONS
    Interest expense incurred by Phipps is allocated to the Broadcasting and Paging Operations based on specific borrowings. Such allocated interest expense totaled approximately $134,700 in 1993, $44,000 in 1994 and $64,500 in 1995.
Pension expense (credit)  is allocated  based on an  actuarial calculation  (see
Note 5. EMPLOYEE BENEFITS PLANS)


    The corporate operations and employees of Phipps provide certain services to the Broadcasting and Paging Operations including executive management, cash management, accounting, tax and other corporate services which are allocated to the operating units of Phipps. Corporate expenses of Phipps, including corporate officers salaries and related employee benefits (see Stock Appreciation Rights and Performance Incentive Agreement below), travel costs, and related support staff and operations, are allocated to the operating units of Phipps. The Broadcasting and Paging Operations were charged $2,462,195, $2,485,423 and $3,280,354 for these services during 1993, 1994 and 1995, respectively. In the opinion of Phipps management, these charges have been made on a basis which is reasonable, however, they are not necessarily indicative of the level of expenses which might have been incurred by the Broadcasting and Paging Operations on a stand-alone basis.


    Phipps maintains a Stock Appreciation Rights Plan and Performance Incentive Agreement for certain key corporate officers identified by the Board of
Directors. The expenses incurred for these plans are allocated to the Broadcasting and Paging Operations as part of the management fee allocation for Phipps' corporate expenses as discussed above. All amounts due under these plans were paid in December 1995. Compensation expense recorded for these plans in 1993, 1994 and 1995 was approximately $2,828,000, $2,458,000 and $2,861,000, respectively.

8.  SUMMARY ACTIVITY IN OWNER'S EQUITY
    Phipps  provides centralized cash management for the Broadcasting and Paging
Operations.  Substantially  all  cash  receipts  are  remitted  to  Phipps   and
substantially all disbursements are made by Phipps. There

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. SUMMARY ACTIVITY IN OWNER'S EQUITY (CONTINUED) are no terms of settlement for interest charges on these intercompany accounts. The amounts due to/from Phipps are included as a part of owner's equity as the Broadcasting and Paging operations are not required to settle these amounts on a current basis.


    An analysis of the net transactions in the owner's equity accounts for each of the three years in the period ended December 31 is as follows (in thousands):


                                                    -------------------------------------------------
                                                               1993             1994             1995
                                                    ---------------  ---------------  ---------------
Balance of the beginning of year                            $13,276          $14,306          $15,465
  Payments to Phipps                                         (5,067)          (8,181)          (7,696)
  Phipps' purchase of minority interests                        -0-              -0-            1,781
  Phipps allocations                                          2,166            2,121            2,895
  Net earnings                                                3,931            7,219            6,349
                                                    ---------------  ---------------  ---------------
Balance at the end of year                                  $14,306          $15,465          $18,794
                                                    ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------

9.  LITIGATION
    At December 31, 1995, the Broadcast and Paging Operations are involved in various lawsuits arising in the normal course of their business. However, management believes that any potential losses that may occur from such lawsuits would be covered by insurance and the final outcome of these lawsuits will not have a material effect to the accompanying combined financial statements.

10. COMMITMENTS AND CONTINGENCIES

    Program  rights  payable  for  films   and  syndicated  series,  which   are
noninterest bearing, are due as follows at December 31, 1995 (in thousands):


1996                                                     $922
1997                                                      171
1998 and later                                            174
                                                    ---------
                                                       $1,267
                                                    ---------
                                                    ---------


    Payments related to commitments for films and syndicated series, rights which are not yet available for broadcast at December 31, 1995 are due as follows (in thousands):


1996                                                    $106
1997                                                     631
1998                                                     515
1999                                                     440
2000                                                     283
                                                  ----------
                                                      $1,975
                                                  ----------
                                                  ----------

    The Paging Operations lease office space, office equipment and paging network towers. The Broadcasting Operations lease land and broadcast towers. The operating leases with unaffiliated entities have various

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. COMMITMENTS AND CONTINGENCIES (CONTINUED)

renewal options. Certain of the towers used in the Paging Operations are leased from Phipps. Written contracts do not exist for such leases but management has established that the leases are for five years and are renewable at the end of five years. Rental expense for operating leases was as follows (in thousands):


                                          ----------------------------------
                                                           OTHER
                                              PHIPPS     LESSORS       TOTAL
                                          ----------  ----------  ----------
Year Ended December 31
  1993                                           $58        $384        $442
  1994                                            64         316         380
  1995                                            83         385         468


    The minimum aggregate rentals under noncancelable operating leases are payable the lessors as follows (in thousands):


                                          ----------------------------------
                                                           OTHER
                                              PHIPPS     LESSORS       TOTAL
                                          ----------  ----------  ----------
Year Ended December 31
  1996                                          $118        $329        $447
  1997                                           122         240         362
  1998                                           125         190         315
  1999                                           129          61         190
  2000 and thereafter                            133          59         192
                                          ----------  ----------  ----------
                                                $627        $879      $1,506
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------

           BROADCASTING AND PAGING OPERATIONS OF JOHN H. PHIPPS, INC.
                             (THE PHIPPS BUSINESS)
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


11. INFORMATION ON BUSINESS SEGMENTS (IN THOUSANDS):


                                          ----------------------------------
                                               YEAR ENDED DECEMBER 31,
                                                1993        1994        1995
                                          ----------  ----------  ----------
REVENUES
  Broadcasting Operations                    $19,460     $21,524     $22,424
  Paging Operations                            3,788       4,277       4,898
                                          ----------  ----------  ----------
Total revenues                               $23,248     $25,801     $27,322
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------
OPERATING PROFIT:
  Broadcasting Operations                     $4,631      $7,287      $7,040
  Paging Operations                               56         381         342
                                          ----------  ----------  ----------
Total operating profit                        $4,687      $7,668      $7,382
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------
DEPRECIATION AND AMORTIZATION EXPENSE:
  Broadcasting Operations                     $2,089      $2,015      $2,302
  Paging Operations                              747         657         818
                                          ----------  ----------  ----------
Total depreciation and amortization
 expense                                      $2,836      $2,672      $3,120
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------
CAPITAL EXPENDITURES:
  Broadcasting Operations                     $2,429      $1,515      $1,216
  Paging Operations                            1,109       1,838       1,972
                                          ----------  ----------  ----------
Total capital expenditures                    $3,538      $3,353      $3,188
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------
IDENTIFIABLE ASSETS (AT END OF YEAR):
  Broadcasting Operations                    $21,003     $21,059     $23,036
  Paging Operations                            3,816       4,239       4,526
                                          ----------  ----------  ----------
Total identifiable assets                    $24,819     $25,298     $27,562
                                          ----------  ----------  ----------
                                          ----------  ----------  ----------

    Operating profit is total operating revenue less expenses and before miscellaneous income and expense (net), interest expense and minority interests.

                                   APPENDIX A

                             ARTICLES OF AMENDMENT
                                       OF
                       GRAY COMMUNICATIONS SYSTEMS, INC.

                                       1.

    The name of the corporation is Gray Communications Systems, Inc.

                                       2.

    The Articles of Incorporation of the Corporation are amended by striking paragraphs one and two of Article 4 and the section entitled "Common Stock" of
Article 4 thereof in their entirety and inserting in lieu thereof amended paragraphs one and two of Article 4 and an amended section entitled "Common Stock" of Article 4 as set forth in Exhibit A attached hereto.

                                       3.

    Upon the filing of these Articles of Amendment with the Secretary of State of the State of Georgia (the "Effective Date"), and without any further action on the part of the Corporation or its shareholders, each share of the Corporation's Class A Common Stock, no par value, one vote per share (the "Existing Class A Common Stock"), then issued (including shares held in the treasury of the Corporation) shall automatically be reclassified, changed and converted into one share of Class A Common Stock, no par value, having ten votes per share. Certificates previously representing shares of Existing Class A Common Stock shall be deemed to represent shares of Class A Common Stock.

                                       4.


    Upon the Effective Date and without any further action on the part of the Corporation or its shareholders, each share of the Corporation's Class B Common Stock, no par value, non voting (the "Existing Class B Common Stock") then issued (including shares held in the treasury of the Corporation) shall automatically be reclassified, changed and converted into one share of Class B Common Stock, no par value, having one vote per share. Certificates previously representing shares of Existing Class B Common Stock shall be deemed to represent shares of Class B Common Stock.


                                       5.


    This  amendment was duly  adopted by the shareholders  of the Corporation on
August   , 1996, in accordance with the provisions of O.C.G.A. 14-2-1003.


    IN WITNESS WHEREOF, the Corporation  has caused these Articles of  Amendment
to  be executed by its duly authorized officer on this the      day of         ,
1996.

                                  GRAY COMMUNICATIONS SYSTEMS, INC.

                                  By:
                                        ----------------------------------------

                                  Its:
                                        ----------------------------------------

                                                                       EXHIBIT A

                                       4.

    The total number of shares of all classes which the Corporation shall have authority to issue is 50,000,000 shares, consisting of 15,000,000 shares of Class A Common Stock, no par value ("Class A Common Stock"); 15,000,000 shares of Class B Common Stock, no par value ("Class B Common Stock"); and 20,000,000 shares of Preferred Stock ("Preferred Stock").

    The designations and the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemptions of the shares of each class of stock are as follows:

                                  COMMON STOCK

    The powers, preferences and rights of the Class A Common Stock and the Class B Common Stock, and the qualifications, limitations or restrictions thereof, shall be as follows:

        (a) VOTING. Holders of Class A Common Stock are entitled to ten (10) votes per share. Holders of Class B Common Stock are entitled to one (1) vote per share. All actions submitted to a vote of shareholders are voted on by holders of Class A and Class B Common Stock voting together as a single class, except as otherwise provided herein or by law.

        (b) DIVIDENDS AND OTHER DISTRIBUTIONS. Holders of Class A Common Stock and holders of Class B Common Stock are entitled to receive dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors out of funds legally available therefor. Each share of Class A Common Stock and each share of Class B Common Stock shall have identical rights with respect to dividends and distributions (including distributions in connection with any recapitalization, and upon liquidation, dissolution or winding up, either partial or complete, of the Corporation.)

        (c)  CLASS B RIGHTS.


           (1) If, after the date on which the Articles of Amendment adding this provision to these Articles are filed with the Secretary of State of Georgia (the "Effective Date"), any person or group acquires beneficial ownership of 100% of the then issued and outstanding shares of Class A Common Stock (such acquisition making such person or group a "Significant Shareholder"), and such person or group does not immediately after such acquisition beneficially own an equal percentage of the then issued and outstanding shares of Class B Common Stock, such Significant Shareholder must, within a 90-day period beginning the day after becoming a Significant Shareholder, commence a public tender offer in compliance with all applicable laws and regulations to acquire additional shares of Class B Common Stock (a "Class B Protection Transaction") as provided in this subsection (c) of the section entitled "Common Stock" of this
       Article 4.


           (2) In a Class B Protection Transaction, the Significant Shareholder must offer to acquire from all the other holders of the Class B Common Stock all of the issued and outstanding shares of Class B Common Stock beneficially owned by them. The Significant Shareholder must acquire all shares validly tendered.

           (3) The offer price for any shares of Class B Common Stock required to be purchased by a Significant Shareholder pursuant to a Class B Protection Transaction shall be the greater of (i) the highest price per share paid by the Significant Shareholder for any share of Class A Common Stock or Class B Common Stock (whichever is higher) in the six-month period ending on the date such person or group became a Significant Shareholder and (ii) the highest closing price of a share of Class A Common Stock or Class B Common Stock (whichever is higher) on The New
       York Stock Exchange (or such other quotation system or securities exchange constituting the principal trading market for either class of Common Stock) during the 30 calendar days preceding the date such person or group became a Significant Shareholder. If the Significant Shareholder has acquired Class A Common Stock or Class B Common Stock in the six-month period ending on the date such person or group becomes a Significant Shareholder for consideration other than cash, the value of such consideration per share of Class A Common Stock or Class B Common Stock shall be as determined in good faith by the Board of Directors.

           (4) The requirement to engage in a Class B Protection Transaction is satisfied by making the requisite offer and purchasing validly tendered shares, even if the number of shares tendered is less than the number of shares for which tender was sought in the required offer.


           (5) If a Significant Shareholder fails to make an offer required by this subsection (c) of the section entitled "Common Stock" of this
       Article 4, or to purchase shares validly tendered and not withdrawn, such Significant Shareholder shall not be entitled to vote any shares of Class A Common Stock beneficially owned by such Significant Shareholder and acquired by such Significant Shareholder after the Effective Date that exceeded such Significant Shareholders comparable percentage of Class B Common Stock unless and until such requirements are complied with or unless and until all shares of Class A Common Stock which would require an offer to be made are no longer owned by such Significant Shareholder. To the extent that the voting power of any shares of Class A Common Stock is so suspended, such shares will not be included in the determination of aggregate voting shares for any purpose under these Articles of Incorporation or the Georgia Business Corporation Code.


           (6) All calculations with respect to percentage ownership of issued and outstanding shares of either class of Common Stock will be based upon the numbers of issued and outstanding shares reported by the Corporation on the last filed of (i) the Corporation's most recent Annual Report on Form 10-K, (ii) its most recent definitive proxy statement, (iii) its most recent Quarterly Report on Form 10-Q or (iv) if any, its most recent Current Report on Form 8-K.


           (7) For  purposes of  this  subsection (c)  of the  section  entitled
       "Common  Stock"  of this  Article 4,  the term  "person" means  a natural person, company, government, or political subdivision, agency or instrumentality of a government, or other entity. The terms "beneficial ownership" and "group" have the same meanings as used in Regulation 13D promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to the following qualifications: (i) relationships by blood or marriage between or among any persons will not constitute any of such persons a member of a group with any other such persons, absent affirmative attributes of concerted action; (ii) any person acting in his official capacity as a director or officer of the Corporation shall not be deemed to beneficially own shares of Common Stock where such beneficial ownership exist solely by virtue of such person's status as a trustee (or similar position) with respect to shares of Common Stock held by plans or trusts for the general benefit of employees or retirees of the Corporation, and actions taken or agreed to be taken by him in such official capacity or in any other official capacity will not be deemed to constitute such a person a member of a group with any other person; and (iii) formation of a group will not be deemed to be an acquisition by the group (or any member thereof) of beneficial ownership of any shares of Class A Common Stock then owned by a group member and acquired by such member from the Corporation, by operation of law, by will or the laws of descent or distribution, by charitable contribution or gift, or by foreclosure of a bona fide loan. Furthermore, for the purposes of calculating the number of shares of Class B Common Stock beneficially owned by such shareholder or group: (a) shares of Class B Common Stock acquired by gift shall be deemed to be beneficially owned by such shareholder or member of such group only if such gift is made in good faith and not for the purposes of circumventing the Class B Rights; (b) only shares of Class B Common Stock owned of record by such shareholder or member of such group, or held by others as nominees of such shareholder or member and identified as such to the Corporation, shall be deemed to be beneficially owned by such shareholder or group (provided that shares with respect to which such shareholder or member has sole investment and voting power shall be deemed to be beneficially owned thereby); and (c) only shares of Class B Common Stock acquired by such shareholder or member of such group for an "equitable price" shall be treated as being beneficially owned by such shareholder or group. An "equitable price" will be deemed to have been paid only when shares of Class B Common Stock have been acquired at a price at least equal to the greater of (i) the highest price per share paid by the Significant Shareholder in cash or in non-cash consideration, for any shares of Class A Common Stock or Class B Common Stock (whichever is higher) in the six-month period ending on the date such person or group became a Significant Shareholder and (ii) the highest closing price of a share of Class A Common Stock or Class B Common Stock (whichever is higher) on The New York Stock Exchange (or such other quotation system or securities exchange constituting the principal trading market for either class of Common Stock) during the 30 calendar days preceding the date such person or group became a Significant Shareholder, with the value of any non-cash consideration in either case being determined by the Board of Directors acting in good faith.

        (d) PREEMPTIVE RIGHTS. The holders of the Class A Common Stock and Class B Common Stock do not have preemptive rights enabling them to subscribe for or receive shares of any class of stock of the Corporation or any other securities convertible into shares of any class of stock of the Corporation.

        (e) MERGER AND CONSOLIDATION. In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), or a statutory share exchange involving the Common Stock, the holders of Class B Common Stock shall be entitled to receive the same amount and form of consideration per share as the per share consideration, if any, received by the holders of the Class A Common Stock in such merger or consolidation.

        (f) SUBDIVISION OF SHARES. If the Corporation shall in any manner split, subdivide or combine the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class of Common Stock shall be proportionally split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the other class of Common Stock have been split, subdivided or combined.

        (g) POWER TO SELL AND PURCHASE SHARES. The Board of Directors shall have the power to cause the Corporation to issue and sell all or any part of any class herein or hereafter authorized to such persons, firms, associations, or corporations, and for such consideration, as the Board or Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. The Board of Directors shall have the power to cause the Corporation to purchase any class of stock herein or hereafter authorized from such persons, firms, associations, or corporations, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon to purchase of the same number of shares of another class, and as otherwise permitted by law.

        (h) AMENDMENTS. In addition to any other vote provided for by law, by these Articles or the By-Laws of the Corporation or by the Board to Directors, the affirmative vote of at least a majority of the vote cast by the holders of shares of Class B Common Stock, voting as a separate group, at any meeting of shareholders shall be required to amend, alter or repeal any provision of Article 4 (c).

                                   APPENDIX B

    RESOLVED, that the Bylaws of the Company be, and the same hereby are, amended by deleting the current Section 9 of Article II thereof in its entirety, and substituting in lieu thereof the following:

    Section 9. VOTING OF SHARES. All elections by stockholders shall be by ballot unless waived by the unanimous consent of those stockholders present in person or by proxy in the meeting. The vote on any questions, upon demand of a stockholder present in person or by proxy, shall be by a stock vote and by ballot. The stockholders shall have power by a majority vote at any meeting to remove any director or officer from office."

                                   APPENDIX C
                         1992 LONG TERM INCENTIVE PLAN
            [SENTENCES OR PARAGRAPHS CONTAINING PROPOSED AMENDMENTS
                     ARE ITALICIZED AND IN BOLD-FACE TYPE.]

                     SECTION 1. ESTABLISHMENT AND PURPOSE.

    Gray Communications Systems, Inc. hereby establishes a long term incentive plan to be named the Gray Communications Systems, Inc. 1992 Long Term Incentive Plan, for certain employees of the Company and its subsidiaries. The purpose of this Plan is to encourage certain employees of the Company, and of such subsidiaries of the Company as the Committee administering the Plan designates, to acquire Common Stock of the Company or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such employees and the Company and thus provide an incentive for continuation of the efforts of employees for the success of the Company and for continuity of employment.

                            SECTION 2. DEFINITIONS.

    Whenever used herein, the following terms shall have the respective meanings set forth below:

    (a) ACT means the Securities Exchange Act of 1934, as amended from time to time.

    (b) AWARD means any Stock Option, Stock Appreciation Right, Restricted Stock, or Performance Award granted under the Plan.

    (c) BASE PRICE means, in the case of an Option or a Stock Appreciation Right, a price fixed by the Committee at which the Option or the Stock Appreciation Right may be exercised, which in the case of an Incentive Stock Option or a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such option or right.

    (d) BOARD means the Board of Directors of the Company.

    (e) CHANGE OF CONTROL IS DEFINED IN SECTION 14.

    (f) CODE means the Internal Revenue Code of 1986, as amended and in effect from time to time.

    (g) COMMITTEE means those members of the Compensation Committee of the Board who are not eligible for participation in the Plan or any other plan of the Company, except plans meeting the requirements of Rule 16b-3(c)(2)(i)(A)-(D) promulgated under the Act, and who during the one year period prior to becoming a member of the Compensation Committee were not eligible for selection as a Participant in the Plan or any other plan of the Company, except plans meeting the requirements of Rule 16b-3(c)(2)(i)(A)-(D).

    (h) COMPANY means Gray Communications Systems, Inc., a Georgia Corporation.

    (i) DISABILITY means permanent and total disability as defined in Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of and in reliance on sufficient competent medical advice.

    (j) EMPLOYEE means a salaried employee (including officers and directors who are also employees) of any member of the Group.

    (k) FAIR MARKET VALUE means, for any particular date, (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last transaction price per share as quoted by National Market System of NASDAQ, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market System of

       NASDAQ, but when prices for the Stock shall be reported by NASDAQ, the closing bid price as reported by the NASDAQ, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of stock on such exchange as of the close of such trading day or (iv) the market price per share of Stock as determined by a nationally recognized investment banking firm selected by the Board of Directors in the event neither (i), (ii) or (iii) above shall be applicable. If Market Price is to be determined as of a day when the securities markets are not open, the Market Price on that day shall be the Market Price on the preceding day when the markets were open.

    (l) GROUP means the Company and every Subsidiary of the Company.

    (m) OPTION means the right to purchase Stock at the Base Price for a specified period of time. For purposes of the Plan, an Option may be an INCENTIVE STOCK OPTION within the meaning of Section 422 of the code, a NONQUALIFIED STOCK OPTION, or any other type of option encompassed by the Code.

    (n)  PARTICIPANT  means  any  Employee   designated  by  the  Committee   to
       participate in the Plan.

    (o) PERFORMANCE AWARD means a right to receive a payment equal to the value of a unit or other measure as determined by the Committee based on performance during a Performance Period.

    (p) PERFORMANCE PERIOD means a period of not more than ten years established by the Committee during which certain performance goals set by the Committee are to be met.

    (q) PERIOD OF RESTRICTION means the period during which a grant of shares of Restricted Stock is restricted pursuant to Section 11 of the Plan.

    (r) REPORTING PERSON means a person subject to Section 16 of the act.

    (s) RESTRICTED STOCK means Stock granted pursuant to Section 11 of the Plan, but a share of such Stock shall cease to be Restricted Stock when the conditions to and limitations on transferability under Section 11 have been satisfied or have expired, respectively.

    (t) RETIREMENT (INCLUDING NORMAL, EARLY, and DISABILITY Retirement) means termination of employment with eligibility for normal, early or disability retirement benefits under the terms of the Gray Communications Systems, Inc. Pension Plan, as amended and in effect at the time of such termination of employment.

    (u) STOCK MEANS THE AUTHORIZED AND UNISSUED SHARES OF THE COMPANY'S CLASS A COMMON STOCK AND CLASS B COMMON STOCK OR SHARES OF THE COMPANY'S CLASS A COMMON STOCK OR CLASS B COMMON STOCK HELD IN ITS TREASURY.

    (v) STOCK APPRECIATION RIGHT or SAR means the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over the Base Price. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the Base Price shall be the Option exercise price.

    (w) SUBSIDIARY means a subsidiary corporation as defined in Section 425 of the Code.

    (x) WINDOW PERIOD means the third to the twelfth business day following the release for publication of the Company's quarterly or annual earnings report.

                           SECTION 3. ADMINISTRATION.

    The Plan will be administered by the Committee. The determinations of the Committee shall be made in accordance with their judgment as to the best interests of the Company and its stockholders and in accordance with the purpose of the Plan. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.

                   SECTION 4. SHARES RESERVED UNDER THE PLAN.

    THERE IS HEREBY RESERVED FOR ISSUANCE UNDER THE PLAN AN AGGREGATE OF 600,000 SHARES OF STOCK, OF WHICH 200,000 SHARES SHALL BE THE COMPANY'S CLASS A COMMON STOCK AND 400,000 SHARES SHALL BE THE COMPANY'S CLASS B COMMON STOCK. No more than 100,000 of these shares may be issued as Restricted Stock. Stock underlying outstanding Options or Performance Awards will be counted against the Plan maximum while such options or awards are outstanding. Shares underlying expired, canceled or forfeited options or awards (except Restricted Stock) may be added back to the Plan maximum. When the exercise price of stock options is paid by delivery of shares of Stock, the number of shares available for issuance under the Plan shall continue to be reduced by the gross (rather than the net) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered in payment. Restricted Stock issued pursuant to the Plan will be counted against the Plan maximum while outstanding even while subject to restrictions.

                            SECTION 5. PARTICIPANTS.

    Participants will consist of such officers and key employees of the Company or any designated subsidiary as the Committee in its sole discretion determines have a major impact on the success and future growth and profitability of the Company. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or to receive the same type or amount of Award as granted to the Participant in any other year or as granted to any other Participant in any year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

                          SECTION 6. TYPES OF AWARDS.

    The following Awards may be granted under the Plan: (a) Incentive Stock Options; (b) Nonqualified Stock Options; (c) Stock Appreciation Rights; (d) Restricted Stock; and (e) Performance Awards; all as described below. Except as specifically limited herein, the Committee shall have complete discretion in determining the type and number of Awards to be granted to any Participant, and the terms and conditions which attach to each Award, which terms and conditions need not be uniform as between different participants. All Awards shall be in writing.

                      SECTION 7. DATE OF GRANTING AWARDS.

    All Awards granted under the Plan shall be granted as of an Award Date. Promptly after each Award Date, the Company shall notify the Participant of the grant of the Award, and shall hand deliver or mail to the Participant an Award Agreement, duly executed by and on behalf of the Company, with the request that the Participant execute and return the Agreement within thirty days after the date of mailing or delivery by the Company of the Agreement to the Participant. If the Participant shall fail to execute and return the written Award Agreement within said thirty day period, his or her Award shall be automatically terminated, except that if the Participant dies within said thirty day period such Option Agreement shall be effective notwithstanding the fact that it has not been signed prior to death.

                      SECTION 8. INCENTIVE STOCK OPTIONS.

    Incentive Stock Options shall consist of options to purchase shares of Stock at purchase prices not less than 100% of the Fair Market Value of the shares on the date the option is granted. Said purchase price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Stock then owned by the Participant. Incentive Stock Options will be exercisable not earlier than six months and not later than ten years after the date they are granted and, except as provided below, will terminate not later than three months after termination of employment for any reason other than death or disability. In the event termination of employment occurs as a result of death or Disability, such an option will be exercisable for 12 months after such termination. If the optionee dies within 12 months after termination of employment by reason of Disability, then the period of exercise following death shall be the remainder of the 12-month period, or three months, whichever is longer. If the optionee dies within three months after termination of employment for any other reason, then the period of exercise following death shall be three months. However, in no event shall any Incentive Stock Option be exercised more than ten years after its grant. Leaves of absence granted by the Company for military service, illness, and transfers of employment between the Company and any subsidiary thereof shall not constitute termination of employment. The aggregate Fair Market Value (determined as of the time an option is granted) of the stock with respect to which an Incentive Stock Option is exercisable for the first time during any calendar year (under all option plans of the Company and its subsidiary corporations) shall not exceed $100,000 per participant.

                     SECTION 9. NONQUALIFIED STOCK OPTIONS.

    Nonqualified Stock Options shall consist of nonqualified options to purchase shares of Stock at purchase prices determined by the Committee. The purchase price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Stock then owned by the Participant. Nonqualified Stock Options will be exercisable not earlier than six months and not later than ten years after the date they are granted, and will terminate not later than three months after termination of employment for any reason other than death, Retirement or Disability. In the event termination of employment occurs as a result of death, Retirement or Disability, such an option will be exercisable for 12 months after such termination. If the optionee dies within 12 months after termination of employment by Retirement or Disability, then the period of exercise following death shall be three months. However, in no event shall any option be exercised more than ten years after its grant. Leaves of absence granted by the Company for military service, illness, and transfers of employment between the Company and any subsidiary thereof shall not constitute termination of employment. The Committee shall have the right to determine at the time the option is granted whether shares issued upon exercise of a Nonqualified Stock Option shall be subject to restrictions, and if so, the nature of the restrictions.

                     SECTION 10. STOCK APPRECIATION RIGHTS.

    Stock Appreciation Rights  may be granted  which, at the  discretion of  the
Committee,  may  be exercised  (1)  in lieu  of exercise  of  an Option,  (2) in conjunction with the exercise of an Option, (3) upon lapse of an Option, (4) independent of an Option, or (5) each of the above in connection with a previously awarded Option under the Plan. SARs issued to Reporting Persons shall be held for at least six months prior to exercise. If the Option referred to in
(1), (2) or (3) above qualified as an Incentive Stock Option pursuant to Section 422 of the Code, the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR, and may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Act. At the discretion of the Committee, payment for SARs may be made in cash or Stock, or in a combination thereof, provided, however, that payment may be made in cash for SARs exercised by Reporting Persons only upon the condition that such exercise is made during the Window Period. The following will apply upon exercise of an SAR:

    (a) EXERCISE OF SARS IN LIEU OF EXERCISE OF OPTIONS. SARs exercisable in lieu of Options may be exercised for all or part of the shares of Stock subject to the related Option upon the exercise of the right to exercise an equivalent number of Options. A SAR may be exercised only with respect to the shares of stock for which its related Option is then exercisable. Upon exercise of a SAR in lieu of exercise of an Option, shares of Stock equal to the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

    (b) EXERCISE OF SARS IN CONJUNCTION WITH EXERCISE OF OPTIONS. SARs exercisable in conjunction with the exercise of Options shall be deemed to be exercised upon the exercise of the related Options, and shares of Stock equal to the sum of the number of shares acquired by exercise of the Option plus the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

    (c) EXERCISE OF SARS UPON LAPSE OF OPTIONS. SARs exercisable upon lapse of Options shall be deemed to have been exercised upon the lapse of the related Options as to the number of shares of Stock subject to the Options. Shares of Stock equal to the number of SARs deemed to have been exercised shall not be available again for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

    (d) EXERCISE OF SARS INDEPENDENT OF OPTIONS. SARs exercisable independent of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, and shares of Stock equal to the number of SARs exercised shall no longer be available for Awards under the Plan, provided that if SARs are exercised for cash, shares of stock equal to the number of SARs exercised shall be restored to the number of shares available for issuance under the Plan.

                         SECTION 11. RESTRICTED STOCK.

    Restricted Stock shall consist of Stock issued or transferred under the Plan (other than upon exercise of Stock Options or as Performance Awards) at any purchase price less than the Fair Market Value thereof on the date of issuance or transfer, or as a bonus. In the case of any Restricted Stock:

    (a)  The purchase price, if any, will be determined by the Committee.

    (b) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof, provided, however, that Restricted Stock granted to a Reporting Person shall, in addition to any other restrictions thereon, not be sold or disposed of for not less than six (6) months following the date of grant; (ii) rights of the Company to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the employee's employment within specified periods, (iii) representation by the employee that he or she intends to acquire Restricted Stock for investment and not for resale, and (iv) such other restrictions, conditions and terms as the Committee deems appropriate.

    (c) The Participant shall be entitled to all dividends paid with respect to Restricted Stock during the Period of Restriction and shall not be required to return any such dividends to the company in the event of the forfeiture of the Restricted Stock.

    (d) The Participant shall be entitled to vote the Restricted Stock during the Period of Restriction.

    (e) The Committee shall determine whether Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be deposited in escrow pending removal of the restrictions.

                        SECTION 12. PERFORMANCE AWARDS.

    Performance Awards shall consist of Stock, stock units or a combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Committee are achieved during the Performance Period. The goals established by the Committee may include return on average total capital employed, earnings per share, return on stockholders' equity and such other goals as may be established by the Committee. In the event the minimum Corporate goal is not achieved at the conclusion of the Performance Period, no payment shall be made to the Participant. Actual payment of the award earned shall be in cash or in Stock or in a combination of both, in a single sum or in periodic installments, all as the Committee in its sole discretion determines. If Stock is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued. In the event a Reporting Person received a Performance Award which includes Stock, such stock shall not be sold or disposed of for six (6) months following the date of issuance pursuant to such award. In the event an Award is paid in cash instead of Stock, the number of shares reserved for issuance hereunder and the number of shares which may be granted in the form of Restricted Stock or Performance Awards shall be reduced as if shares had been issued.

                       SECTION 13. ADJUSTMENT PROVISIONS.

    (a) If the Company shall at any time change the number of issued shares of Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, the number of shares which may be granted in the form of
    Restricted Stock or Performance Awards, the maximum number of shares available to a particular Participant, and the number of shares covered by each outstanding Award, shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

    (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the equitable adjustment of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

                         SECTION 14. CHANGE OF CONTROL.

    Notwithstanding any other provision of this Plan, if the terms of an agreement under which the Committee has granted an Award under this Plan shall so provide, upon a Change of Control outstanding Awards shall become immediately and fully exercisable or payable according to the following terms:

    (a) Any outstanding and unexercised Option shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire by reason of lapse of time.

    (b) During the six month and seven day period from and after a Change of Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, a Participant shall have the right, in lieu of the payment of the Base Price of the shares of Stock being purchased under an Option and by giving notice to the Committee, to elect (within the Exercise Period and, in the case of Reporting Persons, only within a Window Period within such Exercise Period) in lieu of exercise thereof, provided that if such Option is held by a Reporting Person more than six (6) months have elapsed from the grant thereof to surrender all or part of the Option to the Company and to receive in cash within 30 days of such notice, an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such elections shall exceed the Base Price per share of Stock under the Option multiplied by the number of shares of Stock granted under the Option as to which the right granted under this subsection 14(b) shall have been exercised. Change in Control Price shall mean the higher of
    (i) (A) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market System of the Nasdaq Market, the highest price per share as quoted by National Market System of Nasdaq Market, (B) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market System of NASDAQ, but when prices for the Stock shall be reported by NASDAQ, the highest average of the high bid and low asked prices as reported by the NASDAQ, (C) for any period during which the Stock shall be listed for trading on a national securities exchange, the highest closing price per share of Stock on such exchange as of the close of such trading day or (D) the highest market price per share of Stock as determined by a nationally recognized investment banking firm selected by the Board of Directors in the event neither (A), (B) or (C) above shall be applicable in each case during the 60 day period prior to and ending on the date of the Change of Control and (ii) if the Change of Control is the result of a transaction or series of transactions described in subsections 14(f)(i) or (iii) hereof, the highest price per share of the Stock paid in such transaction or series of transaction (which in the case of paragraph
    (i) shall be  the highest price  per share of  the Stock as  reflected in  a
    Schedule 13D by the person having made the acquisition); provided, however, that with respect to any Incentive Stock Option, the Change of Control Price shall not exceed the market price of a share of Stock (to the extent required pursuant to Section 422 of the Internal Revenue Code of 1986, as amended) on the date of surrender thereof.

    (c) Any outstanding and unexercised Stock Appreciation Rights (other than such rights which arise pursuant to subsection 14(b) hereof) shall become exercisable as follows:

        (i) Any SAR described in subsections 10(a) or (b) shall continue to be treated as provided in those subsections, except that SARs exercised by Reporting Persons for cash shall be exercised only during a Window Period, and shall have been held for six months prior to exercise.

        (ii) Any SAR described in subsection 10(c) shall be deemed to have been exercised if and when the Participant advises the Committee in writing that he or she elects to have options with respect to which the SAR was granted treated as having lapsed, except that SARs exercised by Reporting Persons for cash shall be exercised only during a Window Period, and shall have been held for six months prior to exercise.

       (iii) Any SAR described in Subsection 10(d) shall be exercisable immediately, without regard to limitations imposed; upon such exercise which are related to the passage of time, except that SARs exercised by Reporting Persons for cash shall be exercised only during a Window Period, and shall have been held for six months prior to exercise.

    (d) Any Restricted Stock granted pursuant to Section 11 shall become immediately and fully transferable, and the Committee shall be deemed to have exercised its discretion to waive any automatic forfeitures provided with respect to such Restricted Stock. Any shares held in escrow shall be delivered to the Participant, and the share certificates shall not contain the legend specified by subsection 11(e). Reporting Persons shall not dispose of any Restricted Stock until six (6) months following the date of grant of such Restricted Stock.

    (e) Any Performance Award granted pursuant to Section 12 which has not expired or been forfeited shall be deemed to have been earned on the assumption that all performance goals have been achieved to the fullest extent scheduled in the Award. All payment shall be made promptly in a lump sum, notwithstanding any other provision for installment or deferred payment prescribed in the Award.

    (f) For purposes of this Plan, Change of Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act; provided that, for purposes of this Agreement, a Change in Control shall be deemed to have occurred if (i) any Person (other than the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company which represent 20% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock are converted into cash, securities, or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of the Company's Common Stock immediately prior to the merger do not own seventy percent (70%) or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or
    (vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

                        SECTION 15. NONTRANSFERABILITY.

    Each Award granted under the Plan to a Participant shall not be transferable other wise than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order (as defined in Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended, and the rules promulgated thereunder), and shall be exercisable, during the Participant's lifetime, only by the Participant. In the event of the death of a Participant, exercise of payment shall be made only:

    (a) By or to the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Award shall pass by will or the laws of descent and distribution; and

    (b) To the extent that the deceased Participant was entitled thereto at the date of his death, provided, however, that any otherwise applicable six-month holding period shall not be required for exercise by or payment to an executor or administrator of the estate of a deceased Reporting Person.

                               SECTION 16. TAXES.

    The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Company may defer making payment or delivery as to any Award if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable (a "Stock Withholding Election"), such reduction to be calculated based on a closing market price on the date of such notice. Reporting Persons may make a Stock Withholding Election either (i) during a Window Period, as to an Option or SAR exercise during such Window Period, or (ii) six months in advance of an Option or SAR exercise, which exercise need not occur during a Window Period, and which election may not be suspended or revoked except by another such election which shall not become effective until six months after it is made.

                      SECTION 17. NO RIGHT TO EMPLOYMENT.

    A Participant's right, if any, to continue to serve the Company and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

                SECTION 18. DURATION, AMENDMENT AND TERMINATION.

    No Award shall be granted more than ten years after the effective date of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other person as may then have an interest therein. Also, by mutual agreement between the Company and a Participant hereunder, Stock Options or other Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan. To the extent that any Stock Options or other Awards which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the

Committee and to the extent that any such Stock Options or other Awards would so qualify within the terms of the Plan, the Committee shall have full and complete authority to grant Stock Options or other Awards that so qualify (including the authority to grant, simultaneously or otherwise, Stock Options or other Awards which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such Stock Option or other Awards under the Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan, shall, without approval of the stockholders of the Company (a) increase the total number of shares which may be issued under the Plan or increase the amount of type of Awards that may be granted under the Plan; (b) change the minimum purchase price, if any, of shares of Common Stock which may be made subject to Awards under the Plan; or (c) modify the requirements as to eligibility for Awards under the Plan.

                       SECTION 19. STOCKHOLDER APPROVAL.

    The Plan shall be effective on July 1, 1992, and shall be submitted for approval by the stockholders of the Company at the Annual Meeting of Stockholders in 1992. If the stockholders do not approve the Plan, it, and any action taken hereunder, shall be void and of no effect.

PROXY

                        GRAY COMMUNICATIONS SYSTEMS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned does hereby constitute and appoint WILLIAM E. MAYHER, III and RALPH W. GABBARD and each of them with power of substitution to each, the proxies of the undersigned to vote all shares of GRAY COMMUNICATIONS SYSTEMS, INC. which the undersigned may be entitled to vote at the Annual Meeting of its shareholders to be held on September 3, 1996, at 9:30 a.m. local time and at any adjournment or adjournments thereof upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below upon the following matters, and otherwise in their discretion upon other matters in connection with the following or otherwise as may properly come before the meeting or any adjournment thereof.


                          (CONTINUED ON THE OTHER SIDE)

BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS




1. Election of eight (8) Directors
   NOMINEES: Richard L. Boger, Ralph W. Gabbard, Hilton H. Howell, Jr.,
             William E. Mayher, III, Howell W. Newton, Hugh Norton, Robert S. Prather, Jr., and J. Mack Robinson


          FOR all except                          WITHHOLD
            as listed                             AUTHORITY
               below

                / /                                  / /


(INSTRUCTION: To refrain from voting on any individual nominee, write that nominee's name on the space provided below.)


- - -------------------------------------------------------------------------------

                      UNLESS OTHERWISE SPECIFIED THIS PROXY
                   SHALL BE VOTED "FOR" EACH OF THE PROPOSALS

             Please mark your votes as indicated in this example /X/

2. Proposal to adopt and approve articles of amendment to the Company's Articles of Incorporation to (a) increase the voting rights of the Class A Common Stock of no par value such that the Class A Common Stock shall have 10 votes per share on each matter that is submitted to shareholders for approval, (b) redesignate the presently authorized Class B Common Stock of no par value with no voting rights, such that the Class B Common Stock of no par value shall have one vote per share on each matter that is submitted to shareholders for approval and shall have certain rights as described in the accompanying Proxy Statement and (c) increase the authorized number of shares of the Company's capital stock to 50,000,000 shares designating 15,000,000 shares as Class A Common Stock of no par value; 15,000,000 shares as Class B Common Stock of no par value and 20,000,000 shares as Preferred Stock.

                     FOR          AGAINST         ABSTAIN
                     / /            / /             / /

3. Proposal to amend the Company's Bylaws to permit an increase of the voting rights of the Class A Common Stock to 10 votes per share.

                     FOR          AGAINST         ABSTAIN
                     / /            / /             / /

4. Proposal to amend the Company's 1992 Long Term Incentive Plan for certain employees of the Company and its subsidiaries to provide for the issuance thereunder of shares of Class B Common Stock in addition to shares of Class A Common Stock.

                     FOR          AGAINST         ABSTAIN
                     / /            / /             / /

5. Proposal to approve the issuance to Bull Run Corporation of warrants to purchase 487,500 shares of Class A Common Stock.

                     FOR          AGAINST         ABSTAIN
                     / /            / /             / /

6. Proposal to approve the issuance to Bull Run Corporation of warrants to purchase 500,000 shares of Class A Common Stock.

                     FOR          AGAINST         ABSTAIN
                     / /            / /             / /

7. Proposal to ratify the Board of Directors' approval of an amendment to the Company's non-qualified stock option plan for non-employee directors of the Company.

                     FOR          AGAINST         ABSTAIN
                     / /            / /             / /

8. Proposal to approve the appointment of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 1996.

                     FOR          AGAINST         ABSTAIN
                     / /            / /             / /

SIGNATURES(S)______________ SIGNATURE(S)__________________ DATE________ , 1996
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.